C.M. Life Electrum SelectSM
Issued by C.M. Life Insurance Company
C.M. Life Variable Life Separate Account I
This prospectus describes a flexible premium, adjustable, variable life insurance policy (policy) issued by C.M. Life Insurance Company. In this prospectus, the “Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). While this policy is In Force, it provides lifetime insurance protection on the Insured.
The Policy Owner (you or your) has a number of investment choices including a Guaranteed Principal Account (GPA) and one or more variable investment divisions (Separate Account Divisions) offered through our separate account, C.M. Life Variable Life Separate Account I (Separate Account). Each Separate Account Division, in turn, invests in the Funds listed in Appendix A to this prospectus.
You bear the investment risks of any premium allocated to these Separate Account Divisions. The death benefit may vary and the Surrender Value will vary, depending on the investment performance of the Funds.
We will deliver to you copies of the current Fund prospectuses and/or summary prospectuses, which contain detailed information about the Funds. Visit MassMutual.com/Electrum-Select to access this prospectus, as well as the current Fund prospectuses and summary prospectuses, or request copies from our Administrative Office.
The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other life insurance you own.
The policy is not (1) a bank or credit union deposit or obligation; (2) FDIC or NCUA insured; (3) insured by any federal government agency or (4) guaranteed by any bank or credit union. The policy may go down in value and provides guarantees that are subject to our financial strength and claims-paying ability. This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy.
To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI). The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.
For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office at the address and phone number below:
Massachusetts Mutual Life Insurance Company
BOLI/COLI Document Management Hub
1295 State Street
PO Box 2488
Springfield, MA 01101-2488
(800) 665-2654
(Fax) (860) 562-6154
(Email) BOLICOLIService@MassMutual.com
www.MassMutual.com
You may request a free personalized illustration of death benefits, Surrender Values, and Account Values from your registered representative or by calling our Administrative Office.
YOU MAY CANCEL YOUR POLICY WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states this cancellation period may be longer. Upon cancellation, you will receive a full refund of the premiums you paid plus interest credited to this policy under the GPA plus or minus an amount that reflects the investment experience of the Separate Account Divisions less any withdrawals and any Policy Debt. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission staff and is available at investor.gov.
The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
Please read this prospectus before investing. You should keep it for future reference.
Effective December 22, 2021

Glossary
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
Account Value.  The value of your investment in the Separate Account Divisions and the GPA.
Accumulation Unit. A unit of measure that we use to determine the value in each Separate Account Division.
Administrative Office.  Massachusetts Mutual Life Insurance Company, BOLICOLI Document Management Hub, 1295 State Street, PO Box 2488, Springfield, MA 01101-2488, (800) 665-2654, (Fax) (860) 562-6154, BOLICOLIService@MassMutual.com, www.MassMutual.com
Attained Age.  Insured’s age on the Issue Date, plus the number of completed Policy Years.
Base Selected Face Amount. An amount used to determine the insurance coverage provided by the base policy while it is In Force.
Case. One or more policies issued to the same Policy Owner.
Free Look.  Your right to cancel the policy and receive a refund.
Fund(s).  The investment entities in which the Separate Account Divisions invest.
General Investment Account. The Company’s general investment account, which supports the Company’s annuity and insurance obligations. The General Investment Account’s assets include all of our assets, with the exception of the Separate Account and the Company’s other segregated assets accounts.
Good Order.  The actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone, fax or website), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account Divisions affected by the request or transaction; the signatures of all Policy Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.
Grace Period.  A period that begins when the Surrender Value is not sufficient to cover monthly charges due and your policy stays In Force, during which you can pay the amount of premium needed to avoid termination.
GPA Value.  The sum of your values in the GPA.
In Force.  Your policy has not terminated.
Initial Base Selected Face Amount.  The Base Selected Face Amount on the Policy Date. The minimum Initial Base Selected Face Amount is $25,000.
Insurance Risk.  The difference between the death benefit and the Account Value.
Insured.  The person on whose life the policy is issued.
Issue Date.  The date we issue the policy. The Issue Date starts the contestability and suicide periods.
Minimum Death Benefit.  The minimum amount of death benefit needed for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended.
Modified Endowment Contract (MEC).  A Modified Endowment Contract (MEC) is a special type of life insurance under federal income tax law. Specifically, the law prescribes a test that is intended to differentiate between policies that are purchased primarily for certain tax advantages, versus policies that are purchased primarily for death protection. MECs are still life insurance and offer tax-free death benefits and tax-deferred cash value accumulation. However, pre-death distributions (including loans) are taxed as “income first” (not cost basis first), meaning they are taxable to the extent of gain in the policy. In addition, distributions may be subject to a 10% additional tax.
Monthly Calculation Date.  The Policy Date and the same day of each succeeding calendar month on which monthly charges are due on the policy.
Net Premium.  A premium payment received in Good Order minus the premium load charge and the Cash Surrender Value Enhancement Rider Charge, if applicable.
Paid Up Policy Date.  The Policy Anniversary on or next following the Insured’s 95th Birthday.
Planned Premium.  The amount selected by you to be paid periodically on the policy, which establishes the basis for the premium bills we send you.
Policy Anniversary.  The anniversary of the Policy Date.
Policy Date.  The day we first deduct monthly charges under the policy.
Policy Debt.  All outstanding loans plus accrued interest.
Policy Debt Limit.  When total Policy Debt exceeds the Account Value.
Policy Termination.  An event where your policy is no longer In Force due to the Surrender Value becoming too low to support your policy’s monthly charges.
Policy Year.  The twelve month period beginning with the Policy Date and each successive twelve month period thereafter.
Separate Account Division.  A variable investment division offered through our Separate Account that invests in the corresponding underlying Fund.
Surrender Value.  Account Value less Policy Debt.
Target Premium.  A threshold for your policy premium load charge that we establish on your Issue Date.
Term Rider Selected Face Amount.  An amount used to determine the amount of monthly term insurance provided by the Supplemental Monthly Term Insurance Rider while it is In Force.
Valuation Date.  Any day on which the net asset value of the units of each Division of the Separate Account is determined. Generally, this is any date the New York Stock Exchange (NYSE), or its successor, is open for trading. A Valuation Date ends when the NYSE closes (usually 4 p.m. Eastern Time).
Variable Account Value.  The sum of your values in the Separate Account Divisions.
Written Request.  A written or electronic communication or instruction in Good Order sent by you to us at our Administrative Office.

Important Information You Should Consider About the
C.M. Life Electrum SelectSM Life Insurance Policy
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None.			N/A
Transaction Charges
Premium Load Charge. We deduct the premium load charge from each premium you pay. The current premium load charge is 6.55% of each premium payment up to and including the Target Premium, and 0.50% of premium over the Target Premium. We may increase this charge on all policies to up to 10% of each premium.
Fee Tables – Transaction Fees Charges and Deductions – Transaction Charges
Withdrawal Charge. We deduct a withdrawal charge when you withdraw a portion of your Account Value from the policy. The charge is equal to the lesser of 2% of the amount withdrawn or $25.
Transfer Charge. We may deduct a transfer charge upon each transfer after the first 12 transfers in a Contract Year. Currently, we do not deduct a transfer charge.
Substitute Insured Charge. We deduct a substitute insured charge of $75 if the policy owner elects to substitute a new Insured.
Overloan Protection Rider. We assess a one-time charge based on the Account Value and Attained Age of the Insured when the Overloan Protection Rider is exercised.
Ongoing Fees and Expenses (annual charges)
In addition to transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance and cost of optional riders. Those fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and risk classification). You should view the policy’s specifications page for rates applicable to your policy.
Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Monthly Charges Against the Account Value Appendix A
You will also bear fees and expenses associated with the Funds you choose, as shown below.
	Annual Fee	Minimum	Maximum
	Fund options (fund fees and expenses)	0.14%(1)	1.66%(1)
(1)	As a percentage of Fund assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the policy, including loss of principal.	Principal Risks – Investment Risks Underlying Funds
Not a Short-Term Investment	This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.	Overview of the Policy – What is the policy, and what is it designed to do? Principal Risks – Suitability
Tax deferral is generally more beneficial to investors with a long time horizon.
Risks Associated with Investment Options
An investment in this policy is subject to the risk of poor investment performance and can vary depending upon the performance of the underlying Funds you choose. Each investment option (including any fixed account investment option) has its own unique risks. You should review the prospectuses for the available Funds before making an investment decision.
Principal Risks – Investment Risks Underlying Funds
Insurance Company Risks
An investment in this policy is subject to the risks related to the Depositor (C.M. Life). Any obligations (including under any fixed account investment option), guarantees, or benefits of the policy are subject to the claims-paying ability of C.M. Life. If C.M. Life experiences financial distress, it may not be able to meet its obligations to you. More information about C.M. Life, including its financial strength ratings, is available by calling (800) 665-2654 or by visiting www.MassMutual.com/ratings.
General Information About the Company, the Separate Account and the Underlying Funds – The Guaranteed Principal Account
Policy Termination
Your policy could terminate (or lapse) if the Account Value of the policy becomes too low to support the policy’s monthly charges, or if total Policy Debt exceeds the Account Value. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your policy lapses, you may be able to reinstate it. To reinstate your policy, you must provide us certain written materials we require as well as a premium payment sufficient to keep the policy In Force for three months after reinstatement. The death benefit will not be paid if the policy has lapsed.
Principal Risks – Policy Termination Policy Termination and Reinstatement

	RESTRICTIONS		LOCATION IN PROSPECTUS
Investments
Generally, you may transfer Account Value among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Automated Account Value Transfer and Automated Account Re-balancing.
Transfers General Information About the Company the Separate Account and the Underlying Funds – The Underlying Funds – Addition, Removal, Closure or Substitution of Funds
Transfers of the policy’s Account Value are subject to the following conditions:
	•	Transfers from the GPA are limited to one per Policy Year and may not exceed 25% of your Account Value in the GPA (less any Policy Debt).
•
There is one exception to this rule. If you have transferred 25% of the GPA Value (less any Policy Debt) for three consecutive years and you have not added any net premiums or transferred amounts to the GPA during these three consecutive years, you may transfer the remainder of the GPA Value (less any Policy Debt) out of the GPA in the succeeding Policy Year.

In addition, we reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict by the applicable Fund.

C.M. Life also reserves the right to remove or substitute Funds as investment options that are available under the policy.
Optional Benefits
Optional benefits, such as riders, may alter the benefits or charges in your policy. Rider availability and benefits may vary by state of issue, and their election may have tax consequences. Riders may have restrictions or limitations. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders.
Other Benefits Available Under the Policy
	TAXES		LOCATION IN PROSPECTUS
Tax Implications	•	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.	Federal Income Tax Considerations
	•	If you purchase the policy through a qualified retirement plan, you do not receive any additional tax deferral.

Withdrawals and partial surrenders are taxed as recovery of cost basis first and income second. Loans and collateral assignments are not taxable when taken. Any gain on your policy is taxed as ordinary income.

•
If your policy becomes a Modified Endowment Contract or MEC, loans, collateral assignments, withdrawals, and other pre-death distributions will be taxed as income first and recovery of cost basis, second. You may have to pay a penalty tax if you take a distribution before you attain age 59½.

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling the policy to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the policy may help these registered representatives and their supervisors qualify for such benefits.
Other Information – Distribution
This conflict of interest may influence your registered representative to offer or recommend this policy over another investment.
Exchanges
Some investment professionals may have a financial incentive to offer you the policy in place of the one you own. You should only exchange your current life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing life insurance policy.
N/A

Overview of the Policy
What is the policy, and what is it designed to do?
The C.M. Life Electrum SelectSM policy is a variable life insurance policy that provides a death benefit. The policy is designed to allow you to fund your life insurance needs through investment in a Guaranteed Principal Account (GPA) and one or more of the variable investment divisions of the C.M. Life Variable Life Separate Account I (Separate Account). The policy allows you to allocate your Net Premiums and Account Value among the various investment choices. Your Account Value will vary based on performance of the investment choices you select and the fees and charges under the policy.
In exchange for your premium payments, we will pay the beneficiary a death benefit when the Insured dies while the policy is In Force. You can select one of the three death benefit options available under the policy. Subject to certain limitations, you can change the death benefit option you selected.
Businesses may use the policy in arrangements such as non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and non-exempt welfare benefit plans, retiree medical benefit plans and others.
Variable life insurance is designed to help meet long-term insurance needs. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payments in a short period of time. The policy is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Divisions. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the policy. You may want to consult your financial or tax adviser.
How are premium payments treated under the policy?
When you apply for the policy, you select (within certain limitations) the Planned Premium amount and the payment frequency (annually or any other frequency allowed by us). The Planned Premium amount is based on a number of factors, including, but not limited to, the Selected Face Amount and the Insured’s issue age, gender and risk classification. Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the Minimum Initial Premium. The Minimum Initial Premium is an amount equal to 3 times the sum of the monthly charges for the first month.
After the first premium has been paid, the policy offers premium flexibility, which allows subsequent premium payments to be paid in any amount and at any time, within certain limits. Although you must maintain sufficient Surrender Value to keep the policy In Force, there is no required schedule for premium payments. You should review the Premium Flexibility section of the prospectus for additional important information.
When a premium payment is received in Good Order, we deduct a premium load charge to generally cover taxes and acquisition expenses, and the remaining amount, known as the Net Premium, is allocated among the Separate Account Divisions and the GPA according to your current allocation instructions, which are completed as part of the policy application.
Investments in your policy’s Separate Account Divisions are held in an account separate from the general assets of the Company. We have established a segment within the Separate Account to receive and invest premium payments for the Electrum Select policies. Currently, the Electrum Select segment is divided into over 100 Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. Information about each corresponding Fund is provided at the back of this prospectus. Please see Appendix A: Funds Available Under the Policy.
Net Premium and Account Value allocated to the GPA become part of the Company’s General Investment Account, which supports life insurance and annuity obligations, and are dependent on the Company's financial strength and claims-paying ability. You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 1% per year. We may credit a higher rate at our discretion.
Payment of insufficient premiums may result in the policy lapsing. There is no guarantee that the policy will remain In Force as a result of making Planned Premium payments.

Federal regulations, such as the Internal Revenue Code of 1986, as amended (IRC), place restrictions on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. In order for a policy to meet the IRC’s guidelines, either the Cash Value Accumulation Test or the Guideline Premium Test must be chosen. Regardless whether you choose the Guideline Premium Test or the Cash Value Accumulation Test, we have the right to refund a premium paid in any year if it will increase the Insurance Risk under the policy.
What are the primary features and options that the Electrum Select Policy offers?
•
Choice of Death Benefit Options. The policy offers a choice of one of three death benefit options, a Level Option, Return of Account Value Option and Return of Premium Option. Please see the “Death Benefit” sections in the Summary Prospectus and this prospectus for more information.

•
Base Selected Face Amount Changes. You may request an increase or decrease in the Base Selected Face Amount. If you change your Base Selected Face Amount, your policy charges will change accordingly. If the policy’s Account Value (or Surrender Value if there is Policy Debt) cannot keep the policy In Force with the requested change in Base Selected Face Amount, a premium payment may be required.

•
Investment Options. You can choose to allocate your Net Premium payments and Account Value among various investment choices. Your choices include the Separate Account Divisions, each of which invests in an underlying Fund, and the Guaranteed Principal Account (GPA).

•
Surrenders and Withdrawals. You may surrender your policy, and we will pay you its Surrender Value (Account Value less any Policy Debt). You may also withdraw a part of the Surrender Value. A withdrawal reduces the policy values, may reduce the Base Selected Face Amount of the policy, and may increase the risk that the policy will terminate or lapse. Surrenders and withdrawals may have adverse tax consequences.

•
Loans. You may take a loan on the policy at any time while the Insured is living. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate or lapse. Interest charges will apply.

•
Transfers. Generally, you may transfer funds among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Automated Account Value Transfer and Automated Account Re-balancing.

•	Assignability. Subject to our approval, you may generally assign the policy as collateral for a loan or other obligation.
•	Tax Treatment. You are generally not taxed on the policy’s earnings until you withdraw Account Value from your policy. This is known as tax deferral.
•
Additional Rider Benefits. There are additional benefits you may add to your policy by way of riders. An additional charge may apply if you elect a rider. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” sections of the Summary Prospectus and the prospectus.

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, or making withdrawals from the policy. Please refer to your policy’s specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes fees and expenses that you will pay at the time you buy the policy, make withdrawals from the policy, or transfer Account Value between investment options. We do not charge a surrender charge.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Load Charge	When you pay premium	Maximum:	10% of each premium payment
Current:
		Below Target(1):	6.55% of each premium payment
		At Target(1):	0.50% of each premium payment
Withdrawal Charge	When you withdraw a portion of your Account Value from the policy	Maximum:	2% of the amount withdrawn, not to exceed $25 per withdrawal
		Current:	2% of the amount withdrawn, not to exceed $25 per withdrawal
Transfer Fees	Upon each transfer after the first 12 transfers in a Policy Year	Maximum:	$10 per transfer
		Current:	$0 per transfer
Substitute Insured Charge	If Policy Owner elects to substitute a new Insured	Maximum:	$75
		Current:	$75
(1)
The “Target” premium for a policy establishes a threshold for a policy’s premium loads. If you pay premiums that are below the Target premium, your premium loads will be higher, as a percentage of premiums paid, than if you pay premiums that exceed the Target premium. We set the Target premium on the policy’s Issue Date. The amount of the Target Premium depends on: (i) the Initial Base Selected Face Amount of the policy; (ii) the Insured’s issue age; (iii) the Insured’s gender; and (iv) the Insured’s tobacco use classification. A table showing the Target Premiums at certain ages for a policy with a Base Selected Face Amount of $100,000 in all years can be found in the “Premiums” section.

The next table describes the fees and expenses that you will pay periodically, during the time that you own the policy, other than Fund fees and expenses.
Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$23.98 per $1,000 of Insurance Risk
		Minimum:	$0.01 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Standard Risk, Death Benefit Option 1(3)	$0.04 per $1,000 of Insurance Risk
Base Face Amount Charge	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of an amount equal to the greater of (i) the Initial Base Selected Face Amount or (ii) the initial premium multiplied by the applicable Minimum Death Benefit Percentage
		Current:	$0.025 per $1,000 of an amount equal to the greater of (i) the Initial Base Selected Face Amount or (ii) the initial premium multiplied by the applicable Minimum Death Benefit Percentage
Mortality & Expense Risk Fees(4)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	1.10% of the policy’s Variable Account Value
Current:
		Policy Years 1−10:	0.60% of the policy’s Variable Account Value
		Policy Years 11+:	0.50% of the policy’s Variable Account Value
Administrative Charge	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$9.00 per month
		Current:	$5.00 per month

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Loan Interest Rate Expense Charge(5)	Increases the interest we charge on the loaned value. We charge loan interest daily.	Maximum:	3.00% of loaned amount
Current:
		Policy Years 1−10:	1.00% of loaned amount
		Policy Years 11+:	0% of loaned amount
Optional Benefit Charges:
Overloan Protection Rider	Once, when you exercise the rider	Maximum:	3.71% of Account Value(6)
		Minimum:	1.02% of Account Value(6)
		Representative Insured: Age 80	3.19% of Account Value(6)
Supplemental Monthly Term Insurance Rider (Cost of Insurance Charge)(1)(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$31.33 per $1,000 of Insurance Risk
		Minimum:	$0.01 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Standard Risk(3)	$0.04 per $1,000 of Insurance Risk
Supplemental Monthly Term Insurance Rider (Face Amount Charge)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of amount of monthly term insurance
		Current:	$0.025 per $1,000 of amount of monthly term insurance
Cash Surrender Value Enhancement Rider
• Base Selected Face Amount Percentage Charge	When you pay premium	Maximum:
		Policy Years 1−7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
Current:
		Policy Years 1−7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
• Term Rider Selected Face Amount Percentage Charge	When you pay premium	Maximum:
		Policy Years 1−7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
Current:
		Policy Years 1−7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
(1)
These cost of insurance charge rates may not be representative of the rates that a typical Policy Owner will pay. These rates may vary by a number of factors, including but not limited to, the Insured’s issue age, Policy Year, tobacco use classification and risk classification. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 665-2654.

(2)
The maximum cost of insurance charge rates are based on 100% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Gender and Smoker Distinct Table. For policies issued on a unisex basis, the maximum cost of insurance charge rates are based on 100% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, 80% Male and Smoker Distinct Table.

(3)	The rates shown for “representative insured” are first year rates only.
(4)
The monthly Mortality & Expense Risk Fee is deducted from the then current Account Values in the Separate Account Divisions. This charge will be determined by multiplying one-twelfth of the Mortality & Expense Risk Charge Percentage by the Account Values in the Separate Account Divisions.

(5)
We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.

(6)	The charge is assessed once at the time the Overloan Protection Rider is activated. The applicable percentage of Account Value varies by Attained Age.
(7)
The maximum cost of insurance charge rates are based on 125% of the ultimate 2017 Commissioners' Standard Ordinary (2017 CSO), Age-Last Birthday, Gender and Smoker Distinct Table. For policies issued on a unisex basis, the maximum cost of insurance charge rates are based on 125% of the ultimate 2017 Commissioners' Standard Ordinary (2017 CSO), Age-Last Birthday, 80% Male and Smoker Distinct Table.

The next table shows the minimum and maximum total operating expenses charged by any of the Funds in which your Separate Account Divisions invest that you may pay periodically during the time that you own the policy. A complete list of Funds in which the Separate Account Divisions invest, including their annual expenses, may be found at the back of this document in Appendix A. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.
Total Annual Fund Operating Expenses	Minimum	Maximum
Range of total annual fund operating expenses including management fees, distribution and/or service (12b-1) fees and other expenses.(1)	0.14%	1.66%
(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.
Principal Risks
Investment Risks
The value of your policy will fluctuate with the performance of the Separate Account Divisions you select. Your Separate Account Divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any Account Value invested in the Separate Account Divisions. It is possible you could lose your entire investment.
The type of investments that a Fund company makes will also create risk. A comprehensive discussion of the risks of each of the Funds underlying the Separate Account Divisions may be found in that Fund’s prospectus. You should read the Fund’s prospectus carefully before investing.

Suitability
Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. We may restrict short-term investment strategies.
Early Surrender
An early surrender can result in adverse tax consequences.
Withdrawals
A withdrawal will reduce your policy’s Account Value by the amount withdrawn. If the policy’s Surrender Value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s Base Selected Face Amount and may have adverse tax consequences.
Loans
Taking a loan from your policy has several risks: (1) it may increase the risk that your policy will terminate; (2) it will have a permanent effect on your policy’s Surrender Value; (3) it may increase the amount of premium needed to keep the policy In Force; (4) it will reduce the death benefit proceeds; and (5) it has potential adverse tax consequences.
Policy Termination
Your policy could terminate if the Surrender Value of the policy becomes too low to support the policy’s monthly charges. The policy may also terminate if Policy Debt reaches the Policy Debt Limit (which means the Policy Debt equals or exceeds your Account Value). Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Poor investment performance of the Funds selected by the Owner and the deduction of policy fees and monthly charges may result in termination of the policy even if all Planned Premiums are timely paid. Before the policy terminates, however, you will receive a Grace Period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
Limitations on Access to Cash Value
•	Withdrawals are not available in the first policy year; however, full surrenders are permitted.
•	We may not allow a withdrawal if it would reduce the Base Selected Face Amount to less than the policy’s minimum Base Selected Face Amount.
•
The minimum withdrawal is $100 and the maximum withdrawal is 90% of your Account Value, less outstanding Policy Debt and less an amount equal to the (i) most recent monthly charges multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Policy Anniversary.

•	There may be little to no cash value available for loans and withdrawals in the policy’s early years.
Adverse Tax Consequences
Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “Modified Endowment Contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of cost basis, second. Also, distributions includible in income received before you attain age 59½ are subject to a 10% penalty tax.
Existing tax laws that benefit this policy may change at any time.
Policy Charge Increase
We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy In Force. We will notify the Policy Owner of any such changes through a prospectus supplement.

General Information about the Company, the Separate Account and the Underlying Funds
The Company
C.M. Life Insurance Company (C.M. Life) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Workplace Solutions.
MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001. C.M. Life’s home office is located at 1295 State Street, Springfield, MA 01111-0001.
The Guaranteed Principal Account
Net Premium and Account Value you allocate to the GPA become part of the General Investment Account of the Company. Subject to applicable law, the Company has sole discretion over the assets in its General Investment Account. The assets of our General Investment Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use General Investment Account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable Account Value allocated to the Separate Account. We refer to our ability to meet any contractual obligations as our “claims-paying ability.”
It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.
The General Investment Account has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the General Investment Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the General Investment Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.
You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 1% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly. You bear the risk that no higher rates of interest will be credited.
For amounts in the loaned portion of the GPA, the guaranteed minimum interest rate per year is the minimum annual interest rate for the GPA (1%).
You may obtain interest rate information for the GPA, including the loaned portion and the non-loaned portion, by calling our Administrative Office at the number shown on page 1 of the prospectus.
The Separate Account
The part of your premium that you invest in your policy’s Separate Account Divisions is held in an account that is separate from the general assets of the Company. This account is called the C.M. Variable Life Separate Account I. In this prospectus we will refer to it simply as the Separate Account.
We established the Separate Account on February 2, 1995, according to the laws of the State of Connecticut. We registered it with the SEC as a unit investment trust under the 1940 Act.
The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, and losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets. The Company owns the assets in the Separate Account. The Separate Account is divided into divisions, each of which purchases shares in a corresponding underlying Fund. Any death benefits, withdrawals, surrenders, policy loans, or transfers of Account Value from the Separate Account Divisions will be redeemed from the corresponding Funds.
We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the Electrum Select policies. In the event that the assets in the Separate Account exceed the liabilities, the Company may only withdraw seed capital and earned fees and charges.
We have established a segment within the Separate Account to receive and invest premium payments for the Electrum Select policies.
Currently, the Electrum Select segment is divided into over 100 Separate Account Divisions. The underlying Funds are listed in Appendix A: Funds Available Under the Policy.
Some of the underlying Funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The Funds offered in the Electrum Select policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.
We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things to:
•	create new Separate Account Divisions;
•	create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	eliminate Separate Account Divisions;
•	close existing Separate Account Divisions to allocations of new premium payments by current or new policy owners;
•	combine the Separate Account or any Separate Account Divisions with one or more different separate accounts or Separate Account Divisions;
•
transfer the assets of the Separate Account or any Separate Account Divisions that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account division;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and
•	change the name of the Separate Account.
Underlying Funds
We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.
Information regarding each Fund, including (i) its name; (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in Appendix A to this prospectus. Please see Appendix A: Funds Available Under the Policy. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you. Each Fund has issued a prospectus that contains more detailed information about the Fund.
After you select Funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your policy Account Value resulting from the performance of the Funds you have chosen. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/Electrum-Select. You can also request this information at no cost by calling (800) 665-2654 or sending an email request to BOLICOLIService@MassMutual.com.

Addition, Removal, Closure, or Substitution of Funds
We do not guarantee that each Fund will always be available for investment through the policy. We have the right to change the Funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Policy Owners. Examples of possible changes include: adding new Funds or Fund classes, removing existing Funds or Fund classes, closing existing Funds or Fund classes, or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a Division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.
Conflicts of Interest
The Funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of C.M. Life. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other Funds.
Compensation We Receive from Funds, Advisers and Sub-Advisers
Compensation We Receive from Funds
We and certain of our insurance affiliates receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in this policy.
Compensation We Receive from Advisers and Sub-Advisers
We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to us and certain of our insurance affiliates. These percentage rates differ, but currently do not exceed 0.35%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.
The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (please see the Funds’ prospectuses for additional information).
In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain Funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their Funds.
For a list of the Funds whose advisers currently pay such compensation, visit www.MassMutual.com/privacy-policy/compensation-arrangements or call our Administrative Office at the number shown on page 1 of this prospectus.
Compensation and Fund Selection
When selecting the Funds that will be available with variable contracts issued by us and certain of our insurance affiliates, we consider each Fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the Funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain Funds through the policy at least in part because they are managed by an affiliate.

Voting Rights
We are the legal owner of the Fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the Funds supporting the policy. This right is limited to the extent you are invested in those Separate Account Divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. The shares held in the name of the Company and its affiliates will also be proportionally voted. This process may result in a small number of Policy Owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
Your right to instruct us is based on the number of shares of the Funds attributable to your policy. The number of shares of any Fund, attributable to your policy, is determined by dividing the Account Value held in that Separate Account Division by $100. Fractional votes are counted.
We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.
We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Policy Owner voting instructions, we will advise Policy Owners of our action and the reasons for such action.
Charges and Deductions
This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.
In addition, the Funds pay operating expenses that are deducted from the assets of the Funds. For more information about these expenses, please see the individual Fund prospectuses.
Transaction Fees
Premium Load Charge
Prior to applying your premium to the GPA or the selected Separate Account Division(s), we deduct a premium load charge. This charge reimburses us for federal and state premium taxes and certain expenses related to the sale and distribution of the policies. We may profit from this charge.
This charge is comprised of two components: the premium tax component and the sales load component. The premium tax component reimburses us for state and local premium taxes and for federal premium taxes. This amount is not the actual amount of the tax liability we might incur. It is an estimated amount. If the actual tax liability is more or less, we will not adjust the charge retroactively. The sales load component covers sales expenses, including commissions. If these expenses increase, this charge may be increased, but the charge will never exceed the maximum charges set forth in the Transaction Fees table. Please see the “Fee Tables” section.
The maximum premium load charge that we can deduct is 10% of each premium payment. The current premium load charge is 6.55% of each premium payment up to and including the Target Premium, and 0.50% of premium over the Target Premium.
Transfer Fee
We currently allow you to make twelve transfers each Policy Year free of charge. We reserve the right to assess a charge for transfers if there are more than twelve in a Policy Year. The charge will not exceed $10 for each additional transfer. We will deduct any transfer charge from the amount being transferred. If imposed, the fee will reimburse us for processing the transfer.
For purposes of assessing a transfer charge, we consider all transfers made on one Valuation Date to be one transfer. Transfers made in connection with loans, however, do not count as transfers for the purpose of assessing a transfer charge. Please see the “Policy Transactions” section for additional information.

Withdrawal Charge
If you make a withdrawal from your policy, we deduct a charge of 2% of the money you withdraw. This charge will not exceed $25 for each withdrawal. This fee is guaranteed not to increase for the duration of the policy. We will deduct the withdrawal charge from the amount withdrawn. This charge reimburses us for processing the withdrawal.
Substitute Insured Charge
We assess an administrative fee if you transfer the policy to the life of a substitute insured. The charge reimburses us for processing the substitution. The charge is $75.00.
Surrender Charge
There is no surrender charge.
Periodic Charges
Loan Interest Rate Expense Charge
We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. It is added to the interest we charge on the loaned value. This charge reimburses us for the ongoing expense of administering the loan.
The charge varies by Policy Year. However, it will never exceed 3.00%.
Monthly Charges Against the Account Value
The following charges are deducted from the Account Value on each Monthly Calculation Date.
The Monthly Calculation Date is the date on which monthly charges for the policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.
Your policy’s Monthly Calculation Date will be listed in the policy’s specifications page. The mortality and expense risk charge will be deducted pro-rata from the Divisions according to the Account Value in each Division. All other monthly charges will be deducted from the Separate Account Divisions and the GPA in proportion to the non-loaned Account Values in each on the date the deduction is taken.
Administrative Charge and Base Face Amount Charge
The administrative charge and the Base Face Amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.
Administrative Charge
The maximum administrative charge is $9 per policy, per month. The current administrative charge is $5 per policy, per month.
Base Face Amount Charge
We currently deduct a monthly base face amount charge from the policy. We base this charge on the greater of the Initial Base Selected Face Amount or the initial premium multiplied by the applicable Minimum Death Benefit percentage (based on the Insured’s Attained Age at the time of calculation).
This charge is guaranteed not to exceed $0.025 per $1,000 of the amount calculated in accordance with the preceding paragraph.
Mortality and Expense Risk Charge
The mortality and expense risk charge imposed is a percentage of the policy’s Account Value held in the Separate Account. The maximum percentage is 1.10% and the current percentage is:
•	0.60% in years 1–10; and
•	0.50% in years 11+.

The charge is deducted from your Account Value allocated to the Separate Account Divisions but not from the GPA.
This charge compensates us for the mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated, and as a result, the cost of insurance charges will be insufficient to meet actual claims.
The expense risk we assume is that our costs of issuing, distributing and administering the policies will exceed the charges collected.
If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.
Mortality & Expense Credit
We will reduce the Mortality & Expense Risk Charge by an amount equal to the payments (or a portion of the payments) that we receive from certain of the Funds and/or the advisers and sub-advisers to certain of the Funds (the “Mortality & Expense Credit”). Please see “Compensation We Receive From Funds, Advisers and Sub-Advisers” for more information about the payments that we receive. The amount of the Mortality & Expense Credit with respect to any Fund is not guaranteed and may be changed or eliminated by us at any time. If changed or eliminated, we will notify the Policy Owner. Please see Appendix B for the Mortality & Expense Credit associated with certain of the Funds.
Cost of Insurance Charge
The cost of insurance charge reimburses us for providing you with life insurance protection.
We deduct a cost of insurance charge based on your policy’s Insurance Risk. Insurance Risk is equal to the difference between the death benefit and the Account Value. These deductions are made by deducting Accumulation Units from the Separate Account Division(s) and the GPA in porportion to the values in each.
The maximum cost of insurance charge rates associated with your policy are shown in the policy’s specifications pages. These rates are calculated using the 2017 Commissioners’ Standard Ordinary Mortality Table, male or female, the non-smoker or smoker table, and age of the insured on his/her last birthday. For policies issued on a unisex basis, these rates are calculated using the 2017 Commissioners’ Standard Ordinary Mortality Table, 80% male, the non-smoker or smoker table, and age of the Insured on his/her last birthday.
We may charge less than the maximum monthly insurance charges shown in the table(s). If we elect to change the monthly cost of insurance charge, the new charges will be based on our expectations as to future experience regarding one or more of the following: mortality, investment earnings, persistency, expenses and tax results, and reserve requirements. Any change in these charges will apply to all individuals in the same class.
Insurance charges for the policy will not be the same for all Policy Owners. Your policy’s actual or current cost of insurance charge rates are based a number of factors including, but not limited to:
•	the Insured’s issue age;
•	the Insured’s gender;
•	the Insured’s tobacco use classification;
•	the Policy Year in which we make the deduction;
•	the rating class of the policy; and
•	the underwriting classification of the Case.
These rates generally increase as the Insured’s age increases. The rates will vary with the number of years the coverage has been In Force and with the Base Selected Face Amount and the Term Rider Selected Face Amount of the policy.
How the Cost of Insurance Charge is Calculated
We calculate the cost of insurance charge on the Monthly Calculation Date by multiplying the current cost of insurance charge rate by a discounted Insurance Risk. Insurance Risk is a liability of the insurance company and is equal to the difference between the death benefit and the Account Value.

The discounted Insurance Risk is the difference, on the Monthly Calculation Date, between:
•	the amount of death benefit available under the death benefit option in effect, discounted by one plus the monthly equivalent of 1% per year, and
•	the Account Value (before deduction of the monthly cost of insurance charge).
The following two steps describe how we calculate the cost of insurance charge for your policy:
Step 1: We calculate the discounted Insurance Risk for your policy:
(a)	We divide the amount of the death benefit available under the death benefit option in effect by one plus the monthly equivalent of the minimum annual interest rate for the GPA (1%); and
(b)	We subtract your policy’s Account Value at the beginning of the policy month (before deduction of the monthly cost of insurance charge) from the amount we calculated in 1(a) above.
Step 2: We multiply the discounted Insurance Risk by the cost of insurance charge rate. This amount is your cost of insurance charge.
Additional Information about the Cost of Insurance Charge
We will apply any changes in cost of insurance charges in a manner not unfairly discriminatory to Policy Owners. No change in insurance classification or cost will occur on account of the Insured’s health after we issue the policy.
Because your Account Value and death benefit may vary from month to month, your cost of insurance charge may also vary on each Monthly Calculation Date. The cost of your insurance depends on the amount of the Insurance Risk on your policy. Factors that may affect the Insurance Risk include:
•	the amount and timing of premium payments;
•	investment performance;
•	fees and charges assessed;
•	rider charges;
•	withdrawals;
•	policy loans;
•	changes to the Base Selected Face Amount; and
•	changes to the death benefit option.
Rider Charges
You can obtain additional benefits by applying for riders on your policy. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits. More information regarding the rider charges can be found below, under the “Other Benefits Available Under the Policy” section.
Reduction of Charges
We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges) where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:
•	the number of Insureds;
•	the total premium expected to be paid;
•	total assets under management for the Policy Owner;
•	the nature of the relationship among individual Insureds;
•	the purpose for which the policies are being purchased;
•	the expected persistency of individual policies; and
•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Policy Owners which reflects differences in costs of services.
Policy Owner, Insured, Beneficiary
Policy Owner
The Policy Owner is the individual, corporation, partnership, trust or other entity who owns the policy, as shown on our records, and will generally make the choices that determine how the policy operates while it is In Force. A change of Policy Owner will take effect as of the date the Written Request is signed. Each change will be subject to any payment we made or other action we took before receiving the Written Request in Good Order.
The sale of your policy to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of the settlement. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Please see “Sales to Third Parties” in the “Federal Income Tax Considerations” section for additional information.
Insured
The Insured is the person on whose life the policy is issued. The Policy Owner must have an insurable interest in the life of the Insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the Policy Owner to determine whether proper insurable interest exists at the time of policy issuance.
You name the Insured in the application for the policy. Generally, we will not issue a policy for an Insured who is beyond Attained Age 75.
Beneficiary
The Beneficiary is the person you name in the application to receive any death benefit. You may name different classes of Beneficiaries, such as primary and secondary. These classes will set the order of payment.
Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies by sending a Written Request in Good Order to our Administrative Office. The Owner must have the consent of an irrevocable Beneficiary to change the Beneficiary. Generally, the change will take effect as of the date your Written Request is signed. Each change will be subject to any payment we made or other action we took before receiving the Written Request in Good Order.
If no Beneficiary is living or in existence when the Insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.
Purchasing a Policy
Availability
The policy is available on a Case basis. A Case is defined as one or more policies issued to the same Policy Owner. All policies within a Case are aggregated for purposes of determining Policy Dates, loan rates and underwriting requirements.
The minimum Base Selected Face Amount is $25,000 per policy. At the time of issue, the Insured must be at least Attained Age 18 and no older than Attained Age 75.
Underwriting
We currently offer three different underwriting programs:
(1)
Guaranteed issue underwriting is generally available to Cases that will insure ten or more lives. Insureds who are part of a Case eligible for guaranteed issue underwriting are not required to undergo medical underwriting, but they must have been actively at work for at least 90 days prior to application.

(2)
Simplified issue underwriting is generally available to Cases that will insure six or more lives. Insureds who are part of a Case eligible for simplified issue underwriting are not required to undergo medical underwriting, but they are required to provide more information than for guaranteed issue underwriting, including health and avocation questions.

(3)
Full underwriting is generally available for any Case that will insure three or more lives and does not qualify for guaranteed issue or simplified issue underwriting. Insureds who are part of a Case that requires full underwriting will be required to undergo a medical examination.

Generally, on a current basis, the overall cost of insurance rates for a healthy individual are higher for a guaranteed or simplified issue policy than for a similar policy issued with full underwriting.
In certain states, simplified issue underwriting may be referred to as “simplified underwriting” and guaranteed issue underwriting may be referred to as “limited underwriting.”
Purchasing a Policy
To purchase a policy you must send us a completed application. The minimum Initial Base Selected Face Amount of a policy is currently $25,000. The Policy Owner selects, within our limits, the Base Selected Face Amount. The Base Selected Face Amount is used to determine the amount of insurance coverage the policy provides while it is in force.
The Initial Base Selected Face Amount is the Base Selected Face Amount on the Policy Date. It is listed on the first page of your policy. The “Policy Date” is the date used as the starting point for determining Policy Anniversary dates, Policy Years and Monthly Calculation Dates. Your “Policy Anniversary” is the anniversary of the Policy Date.
We determine whether to accept or reject the application for the policy and the Insured’s risk classification. The policy’s Issue Date is the date we actually issue the policy. Coverage under the policy becomes effective on the policy’s Issue Date.
Your Right to Return the Policy
You have the right to cancel the policy. If you change your mind about owning the policy, you can return the policy for a refund (Free Look), but only if you return it within a prescribed period after receiving it. This period is 10 days in all states except the following: 14 days in Florida and 20 days in North Dakota. If you cancel the policy, we will issue you a refund.
During the Free-Look period, we will apply premium payments based on your allocation instructions. If you cancel the policy, we will pay a refund to you. The refund equals:
(1)	any premium paid for the policy; plus
(2)	interest credited to the policy under the GPA; plus or minus
(3)	an amount that reflects the investment experience of the Separate Account Divisions under the policy to the date the policy is received by us; minus
(4)	any amounts borrowed or withdrawn.
Certain states require us to refund the premiums paid for the policy less any amounts borrowed or withdrawn. In these states, each premium we receive prior to the end of the Free-Look period will be allocated to the GPA. To cancel the policy, return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.
Sending Requests in Good Order
From time to time you may want to submit a Written Request for a change of beneficiary, a transfer, or some other action. A Written Request is a written or electronic communication or instruction in Good Order sent by the Policy Owner to, and received by C.M. Life, at, our Administrative Office. We may allow requests to be submitted by telephone, fax, website, or other electronic media for certain transactions. Telephone, fax, email, or internet transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, website or other electronic media.

Premiums
Premium Payments and Payment Plans
All premium payments must be sent in Good Order to us at our Administrative Office.
There are four premium concepts under the policy:
•	Minimum Case Premium;
•	Minimum Initial Premium;
•	Planned Premium; and
•	Target Premium.
The Minimum Case Premium and Minimum Initial Premium requirements must be satisfied before we will issue a policy. The Planned Premium establishes the basis for the premium bills we will send to you, and the Target Premium establishes a threshold for your policy’s premium load charges.
Minimum Case Premium
The minimum premium that we require for a Case is $100,000 of Planned Premium meaning that the sum of the Planned Premiums for all of the policies issued in a Case must equal at least $100,000 or the policies will not be issued.
Minimum Initial Premium
Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the Minimum Initial Premium. The Minimum Initial Premium is an amount equal to 3 times the sum of the monthly charges for the first month.
You must pay the Minimum Initial Premium and submit the application and all other required forms in Good Order to our Administrative Office before we will issue your policy.
Planned Premiums
When applying for the policy, you select (within the policy limitations) the Planned Premium and payment frequency (annually or any other frequency allowed by us). Your election of a Planned Premium forms the basis for the premium bills we send you. You may change the amount of your Planned Premium at any time.
The amount of your Planned Premium will depend on:
•	the Base Selected Face Amount of the policy;
•	the Insured’s age;
•	the Insured’s gender;
•	the Insured’s tobacco use classification; and
•	the amount of the first premium paid.
We will send premium notices for the Planned Premium based on the payment frequency in effect. There is no penalty if you do not pay the Planned Premium; however, the policy may lapse if there is not sufficient Account Value from which to deduct the monthly charges.
If a Planned Premium payment is not made, the policy will not necessarily terminate. Conversely, making Planned Premium payments does not guarantee the policy will remain in force. Even if you pay Planned Premiums, the policy will terminate if the Account Value becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment.
Please see the “Policy Termination and Reinstatement” section. We will send a notice of any premium needed to prevent termination of the policy.
To change the amount and frequency of Planned Premiums, you may contact our Administrative Office.
If you change the frequency of your Planned Premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your Policy Anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the Planned Premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following policy anniversary date (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please see the “Policy Termination and Reinstatement” section.

Target Premium
The Target Premium for your policy establishes a threshold for your policy’s premium load charge. If you pay premiums that are below the Target Premium, your premium load charge will be higher, as a percentage of premiums paid, than if you pay premiums that exceed the Target Premium.
We set the Target Premium on the date we issue your policy. The amount of the Target Premium depends on:
•	the Initial Base Selected Face Amount of the policy;
•	the Insured’s age;
•	the Insured’s gender; and
•	the Insured’s tobacco use classification.
The following tables show the Target Premium at certain ages for a policy with a Base Selected Face Amount of $100,000 in all years, under Death Benefit Option 1.
Target Premium – $100,000 Base Selected Face Amount (Death Benefit Option 1)
Class	25	Issue Age 40	55
Male Tobacco	$5,766	$7,610	$9,985
Female Tobacco	$5,474	$7,278	$9,578
Unisex Tobacco	$5,710	$7,559	$9,902
Male Non-Tobacco	$5,081	$6,732	$8,861
Female Non-Tobacco	$4,777	$6,353	$8,429
Unisex Non-Tobacco	$5,041	$6,660	$8,795
Paid-up Policy Date
The Paid-up Policy Date is the Policy Anniversary on or next following the Insured’s 95th birthday. On and after this date, the amount of benefit provided by the Death Benefit Option will be the Minimum Death Benefit.
As of this date and thereafter, the charge for cost of insurance will be $0, Face Amount charges will be $0, and we will no longer accept premium payments. We will continue to deduct any other monthly charges. Your payment of planned premiums does not guarantee that the policy will continue in force to the Paid-up Policy Date.
Premium Flexibility
While your policy is In Force, you may pay premiums at any time before the death of the Insured subject to certain restrictions. There are no required premium payments, although you must maintain sufficient Account Value to keep the policy In Force by paying the monthly charges. You may elect to set-up a “Planned Premium” payment plan.
Premium payment plans are discussed above in the “Premium Payments and Payment Plans” section. The minimum premium payment we will accept is $100.
In some cases, applying a subsequent premium payment in a Policy Year could result in your policy becoming a MEC. If a policy is a MEC under federal tax law, loans, withdrawals and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. Please see “Modified Endowment Contracts” under the “Federal Income Tax Considerations” section for additional information. We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the Policy Owner to allow MEC status. Additionally, we will follow these procedures:
•
If we receive a subsequent premium payment that would cause the policy to become a MEC, the premium payment will be considered not in Good Order. We will credit only that part of the premium payment to the policy that will not cause the policy to become a MEC. We will return the remaining portion of the payment to the premium payer.

•	In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next Policy Anniversary date.
These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period, because the start of the 7-pay year may no longer coincide with your Policy Anniversary. Please see “Federal Income Tax Considerations” section for additional information.
Premium Limitations
The IRC has limits on the amount of money you may put into a life insurance contract and still meet the IRC’s definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets the IRC guidelines:
•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.
If you choose the Guideline Premium Test, the maximum premium payment we will accept will be stated in your policy’s specifications pages. Regardless of whether you choose the Guideline Premium Test or the Cash Value Accumulation Test, we have the right to refund a premium paid in any year if it will increase the Insurance Risk under the policy. The Insurance Risk is the difference between the death benefit payable and the Account Value of your policy. Please see “Minimum Death Benefit” in the “Death Benefits” section for detailed information regarding the Cash Value Accumulation Test and the Guideline Premium Test.
Certain policy changes (including but not limited to a change in face amount, a change in tobacco use classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the Separate Account Division(s) and the GPA in proportion to the non-loaned values in each.
How and When Your Premium is Allocated
Net Premium
Net Premium is a premium payment received in Good Order and accepted by us minus the premium load charge and the Cash Surrender Value Enhancement Rider charge, if applicable.
The Net Premium is allocated among the Divisions and the GPA according to your current instructions.
When applying for the policy, you choose the percentages of your Net Premiums to be allocated among the Separate Account Divisions and/or the GPA. You may choose any percentages (to two decimals) as long as the total is 100%. However, we reserve the right to limit the number of Separate Account Divisions to which you can allocate your premiums if the limitation is necessary to protect your policy’s status as life insurance under federal tax law.
You may change your Net Premium allocation at any time by sending a Net Premium allocation request form to us at our Administrative Office. You may also change your Net Premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, computer systems, and faxes can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
A request to change your Net Premium allocation will become effective on the Valuation Date we receive your request, in Good Order, at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, the change will become effective on the next Valuation Date.

When Net Premium is Allocated
During the Free-Look period, we will allocate your first Net Premium to the GPA and/or the Separate Account Divisions in accordance with the net premium allocation then in effect, provided the premium equals or exceeds the Minimum Initial Policy Premium. If the premium does not equal or exceed the Minimum Initial Policy Premium, the policy will not be issued.
You may choose any percentages (to two decimals) as long as the total is 100%.
If a payment is refused by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.
Transfers
While your Policy is In Force, you may generally transfer all or part of a Separate Account Division’s account value to any other Separate Account Division or the GPA. Transfers are effective as of the Valuation Date we receive your Written Request in Good Order. If we receive your Written Request on a non-Valuation Date or after the end of a Valuation Date, your transfer request will be effective as of the next Valuation Date.
You can make transfers by Written Request, by calling our Administrative Office or via our website. In your transfer request, you must indicate the dollar amount or the percentage (to two decimals) you wish to transfer.
Generally, there is no limit on the number of transfers you may make among the Separate Account Divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity. We currently do not charge a fee for transfers. We do, however, reserve the right to charge a fee for transfers if there are more than twelve transfers in a Policy Year. This fee will not exceed $10 per transfer. We will consider all transfers made on one Valuation Date to be one transfer.
We reserve the right to limit the number of Separate Account Divisions to which you can allocate your Account Value if the limitation is necessary to protect your policy’s status as life insurance under federal tax law.
You may transfer all Account Value in the Separate Account to the GPA at any time without incurring a fee.
You may only transfer Account Value from the GPA to the Separate Account once per Policy Year. This transfer may not exceed 25% of your Account Value in the GPA at the time of your transfer. For purposes of this transfer restriction, your Account Value in the GPA does not include Policy Debt. However, you may transfer 100% of your Account Value in the GPA to the Separate Account if:
•	you have transferred 25% of your Account Value in the GPA in each of the previous three Policy Years; and
•	you have not allocated premium payments or made transfers to the GPA during any of the previous three Policy Years, except as a result of a policy loan.
You cannot transfer Account Value in the GPA equal to any Policy Debt.
Limits on Frequent Trading and Market Timing Activity
This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:
•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.
These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Policy Owners and Beneficiaries under the policy, including long-term Policy Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Policy Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Separate Account Divisions, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons) and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. The Funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the Funds available with this policy, determine that a Policy Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Policy Owner to submit transfer requests by regular mail only. We will not accept the Policy Owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund.
Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason. In addition, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading or market timing policies established by the Fund. Policy Owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Policy Owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a Fund on all policies owned by a Policy Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.
We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:
•	not accept transfer instructions from a Policy Owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a Policy Year; and
•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.
We will apply any restrictive action we take uniformly to all Policy Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Policy Owners.
Automated Account Value Transfer
Automated Account Value Transfer allows you to make monthly transfers of Account Value in a Separate Account Division to any combination of Separate Account Divisions and the GPA. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated Account Value Transfers are not available from more than one Separate Account Division or from the GPA. We consider this process as one transfer per Policy Year. We do not charge you for participating in the automated Account Value Transfer Program.

You can elect, change or cancel the Automated Account Value Transfer on any Valuation Date, provided we receive a fully completed Written Request in Good Order at our Administrative Office. We will only make transfers on the Monthly Calculation Date. The effective date of the first automated transfer will be the first Monthly Calculation Date after we receive your Written Request in Good Order. If we receive your request before the end of the Free-Look period, your first automated transfer will occur on the Valuation Date next following the end of this period.
Transfers will occur automatically. However, you must specify:
•	the Separate Account Division we are to transfer from;
•	the Separate Account Division(s) and/or GPA we are to transfer to; and
•	the length of time during which transfers will continue.
If your transfer amount is greater than your Account Value in the Separate Account Division we are transferring from, then we will transfer your remaining value in that Separate Account Division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.
We may at any time modify, suspend or terminate the automated Account Value transfer program without prior notification.
You may not elect Automated Account Value Transfer while you have elected Automated Account Re-balancing for your policy.
Automated Account Re-balancing
Automated Account Re-balancing permits you to maintain a specified percentage (rounded to two decimal places) of your Account Value in any combination of the Separate Account Divisions and the GPA. We must receive a fully completed Written Request in Good Order to begin your Automated Account Re-balancing Program. Then, we will make transfers on a quarterly basis to and from the Separate Account Divisions and the GPA to re-adjust your Account Value to your specified percentage. Quarterly re-balancing is based on your Policy Year. The minimum amount we will transfer under this provision is $5.00. We do not charge you for participating in the Automated Account Re-balancing Program.
This program allows you to maintain a specific allocation of Account Value among the Separate Account Divisions and the GPA. We will re-balance your Account Value only on a Monthly Calculation Date. We consider automated account re-balancing as one transfer per Policy Year.
You can elect or cancel automated account re-balancing on any Valuation Date, provided we receive a fully completed Written Request in Good Order at our Administrative Office. You may only change allocation percentages once each Policy Year. In addition, you may only reduce your allocation to the GPA by up to 25% once each Policy Year.
The effective date of the first automated re-balancing will be the first Monthly Calculation Date after we receive your Written Request in Good Order at our Administrative Office. If we receive the request before the end of the Free-Look period, your first re-balancing will occur on the Valuation Date next following the end of the Free-Look period.
We may at any time modify, suspend or terminate the automated account re-balancing program without prior notification.
You may participate in either the Automated Account Value Transfer Program or the Automated Account Re-balancing Program at one time, but may not participate in both programs at the same time.

Example:
Assume that your initial Net Premium payment is split among four Separate Account Divisions: MML Managed Bond, MML Foreign, MML Equity and PIMCO All Asset Portfolio.

Further assume that you have also completed an Automated Account Re-balancing request form indicating that you want the values in the Separate Account Divisions rebalanced quarterly, beginning today, January 10, as follows:

• 60% in MML Managed Bond and
• 40% in PIMCO All Asset Portfolio.

Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected Separate Account Divisions in your Portfolio Rebalancing Program.

Three months from the date you selected to begin your quarterly Automated Account Re-balancing Program, April 10, we will sell all units in the MML Foreign and MML Equity Divisions using the proceeds to purchase units in the MML Managed Bond (60%) and PIMCO All Asset Portfolio (40%) Divisions. In addition, some of your units in the MML Managed Bond Division will be sold and the proceeds will be used to purchase additional units in the PIMCO All Asset Portfolio Division to bring the ratio of the two investment choices to 60/40 respectively.

Policy Value
How the Value of Your Policy is Calculated
The value of your policy is called its Account Value. The Account Value has two components:
•	the Variable Account Value; and
•	the GPA Value.
We will calculate your Account Value on each Valuation Date.
Variable Account Value
Transactions in your Separate Account Divisions are all reflected through the purchase and sale of Accumulation Units. An Accumulation Unit is a unit of measure that we use to determine the value in each Separate Account Division. For instance, before we invest your Net Premium payment in a Separate Account Division, we convert your Net Premium payment into Accumulation Units and then purchase an appropriate number of shares in the designated Fund.
The Variable Account Value is the sum of your values in each of the Separate Account Divisions. It reflects:
•	Net Premiums allocated to the Separate Account; plus
•	transfers to the Separate Account from the GPA; less
•	transfers and withdrawals from the Separate Account; less
•	fees and charges deducted from the Separate Account; adjusted by
•	the Net Investment Experience of the Separate Account.
Net Investment Experience
The Net Investment Experience of the Variable Account Value is reflected in the value of the Accumulation Units.
Every Valuation Date we determine the value of an Accumulation Unit for each of the Separate Account Divisions. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as Fund expenses.
The value of an Accumulation Unit may go up or down from Valuation Date to Valuation Date.
When you make a premium payment, we credit your policy with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Net Premium payment allocated to a Separate Account Division by the unit value for that Separate Account Division. When you make a withdrawal, we deduct Accumulation Units representing the withdrawal amount from your policy. We deduct Accumulation Units for insurance and other policy charges.

We calculate the value of an Accumulation Unit for each Separate Account Division at the end of each Valuation Date. Any change in the Accumulation Unit value will be reflected in your policy’s Account Value.
The purchase and sale of Accumulation Units will affect your Account Value in the Separate Account Divisions. If we receive a premium payment or a Written Request that causes us to purchase or sell Accumulation Units, and we receive that premium payment or request before the end of a Valuation Date, Accumulation Units will be purchased or sold as of that Valuation Date.
Otherwise, Accumulation Units will be purchased or sold as of the next following Valuation Date.
Guaranteed Principal Account Value
The GPA Value is the accumulation of:
(1)	Net Premiums allocated to the GPA; plus
(2)	amounts transferred into the GPA; plus
(3)	interest credited to the GPA; less
(4)	amounts transferred or withdrawn from the GPA; less
(5)	monthly charges deducted from the GPA.
Interest on the Guaranteed Principal Account
The GPA Value earns interest at an effective annual rate, credited daily.
For the loaned portion of the GPA, the daily interest rate we use is at least the daily equivalent of the minimum annual interest rate for the GPA (1%).
For the non-loaned portion of the GPA, the daily rate we use is the daily equivalent of the greater of:
•	the current interest rate we declare; or
•	the guaranteed interest rate of 1%.
The current interest rate may change as often as monthly.
Death Benefit
If the Insured dies while the policy is In Force and we determine the claim is valid, we will pay the death benefit to the named Beneficiary in a lump sum.
The death benefit will be the amount provided by the death benefit option in effect on the date of death, increased by the portion of any monthly charges already deducted that apply to a period beyond the date of death, and reduced by any outstanding Policy Debt, and any unpaid monthly charges to the date of death. The death benefit is calculated as of the date of the Insured’s death.
The Minimum Death Benefit for your policy is based on your policy’s Account Value as described below.
Minimum Death Benefit
In order to qualify as life insurance under IRC Section 7702, the policy must have a Minimum Death Benefit that is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.
For purposes of computing any Minimum Death Benefit under Death Benefit Options 1, 2, or 3 to be paid in the event of death of the Insured in Policy Years 1 through 11, and only for such purposes, the policy's Account Value will be increased by the amount of the Enhancement Benefit under the Cash Surrender Value Enhancement Rider, if elected.
Cash Value Accumulation Test (CVAT)
Under this test, the minimum death benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor for the Insured’s Attained Age on that date. The death benefit factor depends on the Insured’s gender, Attained Age, tobacco use risk classification, and the CVAT interest rate under Section 7702 of the IRC.

Guideline Premium Test
Under this test, the Minimum Death Benefit on any date is equal to a percentage of the Account Value on that date. The Minimum Death Benefit percentage varies only by the Attained Age of the Insured.
Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. You should review policy illustrations of both approaches with your registered representative to determine how the policy works under each test, and which is best for you.
Death Benefit Options
When you apply for the policy, you must choose a Base Selected Face Amount and one of three death benefit options. These are:
•	Death Benefit Option 1 – the death benefit is the greater of:
○	the Base Selected Face Amount in effect on the date of death; or
○	the Minimum Death Benefit in effect on the date of death.
•	Death Benefit Option 2 – the death benefit is the greater of:
○	the sum of the Base Selected Face Amount in effect on the date of death, plus the Account Value on the date of death; or
○	the Minimum Death Benefit in effect on the date of death.
•	Death Benefit Option 3 – the death benefit is the greatest of:
○	the sum of the Base Selected Face Amount in effect on the date of death, plus the sum of all premiums paid, less withdrawals; or
○	the Base Selected Face Amount in effect on the date of death; or
○	the Minimum Death Benefit in effect on the date of death.
If the Insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:
•	We add the part of any monthly cost of insurance charges that apply for the period beyond the date of death; and
•	We deduct any Policy Debt outstanding on the date of death; and
•	We deduct any monthly charges unpaid as of the date of death.
If the Insured dies during a Grace Period, any unpaid premium needed to avoid policy termination will also be deducted from the death benefit.
You should note that under Death Benefit Options 1 and 3, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the Minimum Death Benefit. Under Death Benefit Option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the Account Value, it can change from day to day. Your policy’s Account Value will vary due to the investment performance of the Separate Account Divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses.
Example:
The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.
		Policy A	Policy B
(a)	Base Selected Face Amount:	$100,000	$100,000
(b)	Account Value on date of death:	$40,000	$50,000
(c)	Sum of premiums less withdrawals:	$30,000	$40,000
(d)	Minimum Death Benefit percentage on date of death:	240%	240%
(e)	Minimum Death Benefit (b x d):	$96,000	$120,000
	Death benefit if Death Benefit Option 1 is in effect [greater of (a) or (e)]:	$100,000	$120,000
	Death benefit if Death Benefit Option 2 is in effect [greater of (a + b) or (e)]:	$140,000	$150,000
	Death benefit if Death Benefit Option 3 is in effect [greater of (a + c) or (a) or (e)]:	$130,000	$140,000
The examples assume no additions to or deductions from the Base Selected Face Amount or Minimum Death Benefit are applicable.

Right to Change the Death Benefit Option
You may change your Death Benefit Option at any time while the Insured is living by Written Request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the Policy Anniversary nearest the Insured’s 95th birthday. There is no charge for a change in death benefit option; however, the monthly deduction amount will change.
If the change is from:
•	Death Benefit Option 1 to 2, or
•	Death Benefit Option 1 to 3, or
•	Death Benefit Option 2 to 3, or
•	Death Benefit Option 3 to 2,
then the Base Selected Face Amount after the change will equal the Base Selected Face Amount before the change, and evidence of insurability will be required.
If the change is from Death Benefit Option 2 to 1, then the Base Selected Face Amount after the change will equal the Base Selected Face Amount before the change plus the Account Value, and no evidence of insurability is required.
If the change is from Death Benefit Option 3 to 1, then the Base Selected Face Amount after the change will equal the greater of (i) the Base Selected Face Amount before the change and (ii) the Base Selected Face Amount before the change plus the sum of all premiums less withdrawals. No evidence of insurability is required.
The death benefit following a death benefit option change, however, may behave differently based on the new death benefit option in effect. For example, if the Minimum Death Benefit doesn't apply and if a Policy Owner changes the Death Benefit Option from option 1 (death benefit = Base Selected Face Amount) to option 2 (death benefit = Base Selected Face Amount + Account Value), the death benefit after the change will be increased by the Account Value rather than remaining level. The Policy Owner may decide to make this change if the desire is to have a death benefit that will increase if the Account Value grows.
Alternatively, a Policy Owner may change from death benefit option 2 to option 1 if they would like to have a level death benefit following the change. Having a level death benefit (rather than increasing as the Account Value grows) could reduce the policy's insurance risk as the policy's Account Value increases and, as a result, could reduce the monthly insurance charges.
The effective date of any change in the death benefit option will be your first Policy Anniversary on, or next following, the later of:
•	the date we approve your Written Request for such change; or
•	the requested effective date of the change.
Please see Appendix C for examples of how a change in death benefit option may impact the policy's Base Selected Face Amount.
Right to Change the Base Selected Face Amount
You may request an increase or decrease in the Base Selected Face Amount. If you change your Base Selected Face Amount, your policy charges will change accordingly. If you increase the Base Selected Face Amount, the cost of insurance charge for your policy will increase because of the increase in the Insurance Risk. If you decrease the Base Selected Face Amount, the cost of insurance charge for your policy will decrease because of the decrease in Insurance Risk.
If you increase or decrease the Base Selected Face Amount, your policy may become a MEC under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.
Increases in Base Selected Face Amount
You may increase the Base Selected Face Amount by Written Request beginning six months after the Policy Date or six months after a previous increase. We may request adequate evidence of insurability for an increase.
We will not allow an increase in the Base Selected Face Amount after the Insured’s Attained Age 80. Any increase in the Base Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows, the later of:
•	the date we approve your Written Request for such change; or
•	the requested effective date of the change.

Any increase must be for at least $5,000.
Decreases in Base Selected Face Amount
You may also decrease your Base Selected Face Amount. The Base Selected Face Amount after a decrease must be at least $25,000.
Any requested decrease in the Base Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows the later of:
•	the date we approve your Written Request for such change; or
•	the requested effective date of the change.
A decrease in the Base Selected Face Amount may have adverse tax consequences.
When We Pay Death Benefit Proceeds
If the policy is in Force, and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after the date we receive due proof of the Insured’s death and all required documents, in Good Order, at our Administrative Office.
Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.
We have the right to contest the validity of the policy for any material representation of a fact within two years:
•	after the policy is issued;
•	after an increase in the Base Selected Face Amount; or
•	after reinstatement.
We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a Base Selected Face Amount increase, except for failure to pay premiums.
We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.
We can also delay payment of the death benefit if the policy has Account Value invested in the Separate Account on the date of death during any period that:
•	it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings);
•	trading is restricted by the SEC;
•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or
•	the SEC, by order, permits us to delay payment in order to protect our Policy Owners.
We will pay interest on the death benefit from the date of death to the date of a lump sum payment. The amount of interest will be computed at the rate for funds left on deposit with us that is applicable to individual life insurance policies, or if we have not established a rate for funds left on deposit, at the Two Year Treasury Constant Maturity Rate as published by the Federal Reserve or, if greater, the annual rate required by applicable law. In determining the effective annual rate, we will use the rate in effect on the date of death.
We will pay the death benefit in a lump sum.
Although the death benefit is generally excludible from the income of the Beneficiary who receives it, interest on the death benefit is includible in the Beneficiary’s income in the year such interest is credited.
Suicide
If the Insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.
•	If the death occurs within two years from the Issue Date, we will refund the sum of premiums paid for the policy, less any Policy Debt and amounts withdrawn.

•
If the death occurs after two years from the Issue Date but within two years from an increase in the Base Selected Face Amount, we will refund the sum of the monthly charges associated with the Base Selected Face Amount increase.

•
If the death occurs after two years from the Issue Date but within two years after the policy is reinstated, we will refund the sum of premiums you paid to reinstate the policy and any premiums you paid thereafter, less any Policy Debt and amounts you withdrew.

•
If death occurs after two years from the Issue Date, and there has been no increase in the Base Selected Face Amount or reinstatement during the prior two year period, we will pay the full death benefit, less any Policy Debt.

For policies issued in North Dakota, all references in this provision to “two years” should be replaced with “one year”.
Example:

Assume a policy is issued with $500,000 Base Selected Face Amount under Death Benefit Option 1. In Policy Year 4, the owner applies for a $250,000 Base Selected Face Amount increase, which is approved. If the Insured commits suicide within two years of the increase, the benefit payable to the beneficiaries is equal to the original $500,000 death benefit, plus an additional payment equal to the monthly charges that were deducted from the Account Value for the increase segment of $250,000.

Misstatement of Age or Gender
If the Insured’s date of birth or gender is misstated in the application, or the policy has been issued incorrectly, an adjustment will be made. If the adjustment is made when the Insured dies, the death benefit will reflect the amount provided by the most recent monthly cost of insurance charges using the correct age and gender. If the adjustment is made while the Insured is living, monthly charges after the adjustment will be based on the correct age and gender.
Other Benefits Available Under the Policy
Additional Benefits
In addition to the standard death benefit(s) associated with your policy, other standard and/or optional benefits may be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table section.
You can obtain additional benefits if you request them and/or qualify for them. We provide certain additional benefits by rider or endorsement. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the riders. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For additional information, please see “Premium Limitations” in the “Premiums” section. If you choose to add a rider, you may cancel it at any time upon Written Request. You may not, however, add or remove a rider during a Grace Period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.
We also offer two automated transfer programs as additional benefits – the Automated Account Re-balancing Program and the Automated Account Value Transfer Program. Please note that you cannot select both the Automated Account Re-balancing Program and the Automated Account Value Transfer Program at the same time.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Overloan Protection Rider	Prevents policy lapse due to Policy Debt by providing a guaranteed paid-up insurance benefit	Standard if the policy was issued using the Guideline Premium Test.
Requirements:
• Policy In Force and at or past 15th Policy Anniversary.
• Insured at least Attained Age 75.
• Account Value at least $100,000.
• Non-loaned Account Value must be sufficient to pay rider charge (if not, Owner required to repay Policy Debt to exercise rider).
• Policy issued under Guideline Premium Test.
• Policy is not and upon exercise of rider will not become a MEC.
• Policy Debt exceeds specified percentage of Account Value.
• Amounts that can be withdrawn without federal tax penalty have been withdrawn.

Exercising rider results in:
• Change to Option 1 death benefit if not already selected.
• Total Selected Face Amount equals minimum death benefit.
• Loaned Account Value earns interest at loan interest rate.
• Non-loaned Account Value held in GPA and accrues interest at not less than minimum GPA rate.
• All other riders terminate.
• No additional premiums allowed.
• No further policy loans or repayments.
• No further policy changes, transfers, and withdrawals allowed.
• Death benefit adjusted and may be reduced to minimum death benefit.

Supplemental Monthly Term Insurance Rider	Provides monthly term insurance on the life of the Insured. The Term Rider Selected Face Amount supplements the Base Selected Face Amount.	Optional
• The Base Selected Face Amount must be at least $25,000.
• Term Rider Selected Face Amount may not exceed ten times the Base Selected Face Amount.
• Requesting increase in Term Rider Selected Face Amount may require additional evidence of insurability.

Cash Surrender Value Enhancement Rider	Provides for the payment of an increased Cash Surrender Value when there is a complete surrender of the policy. The additional Surrender Value equals a partial return of charges assessed on the policy	Optional
• Must be selected at issue.
• Enhanced payment not available on surrender during Free Look Period or on surrender that qualifies as Section 1035 exchange.
• Percentage used in enhanced payment calculation generally declines after first Policy Year and declines to zero at the beginning of the eleventh Policy Year.
• Electing the Supplemental Monthly Term Insurance Rider will reduce the enhanced payment under the rider.

Automated Account Re-balancing Program	Automatically rebalances Separate Account Divisions and GPA to maintain specified percent allocation of Account Value	Optional	• Can change allocation percentages only once each Policy Year. • Cannot use with Automated Account Transfer Program. • Allocations to the GPA may only be reduced up to 25% once every Policy Year.
Automated Account Value Transfer Program	Automatically transfers a specific amount of Account Value from a single Separate Account Division to other Divisions or the GPA monthly.	Optional	• Cannot use with the Automated Account Re-balancing Program.
Overloan Protection Rider
This rider may prevent the policy from lapsing due to Policy Debt by providing a guaranteed paid-up insurance benefit upon exercise of this rider, subject to certain conditions being met. This rider is designed to enable the Policy Owner with a substantially depleted Surrender Value, due to Policy Debt, to potentially avoid the negative tax consequences associated with the lapsing of the policy.
Note: The Internal Revenue Service (IRS) has not issued guidance on the tax consequences of exercising the Overloan Protection Rider. It is possible that the IRS could assert that the Policy Debt should be treated as a distribution, in whole or in part, when this rider is invoked. Consult with a tax adviser regarding the risks associated with invoking this rider.

This rider is included automatically with the policy on the Issue Date if the policy was issued using the Guideline Premium Test under Section 7702 of the IRC. The rider cannot be elected after the policy Issue Date or if the policy was issued using the Cash Value Accumulation Test under Section 7702 of the IRC.
In the event that the policy non-loaned Account Value is insufficient to cover the policy’s monthly charges, this rider provides a paid-up life insurance benefit. A Written Request to exercise the rider must be sent to our Administrative Office in Good Order. There is a one-time charge to exercise this rider. The charge is equal to the Account Value multiplied by a percentage which varies by the Insured’s Attained Age at the time the rider is exercised. The percentages are shown below. The rider will be effective (Rider Effective Date) on the next monthly calculation date after:
(1)	we have received the Policy Owner’s Written Request in Good Order to exercise the rider; and
(2)	all other conditions for exercising the rider have been met.
Once the rider has been exercised, the Death Benefit Option will be changed to Option 1 (if the Death Benefit Option is not already Death Benefit Option 1) and the Total Selected Face Amount will be reduced to equal the Minimum Death Benefit after the rider charge is taken.
The rider cannot be exercised unless the policy meets all of the following requirements:
•	The policy is In Force and has reached the 15th Policy Anniversary date;
•	The Insured is at least Attained Age 75;
•	The Account Value of the policy must be at least $100,000;
•	The non-loaned Account Value is sufficient to pay the Rider Charge (described below);
•	The policy is issued under the federal Guideline Premium Test under Section 7702 of the Internal Revenue Code, as amended;
•	The policy is not, and exercise of this rider will not cause the policy to become, a “modified endowment contract” under the Internal Revenue Code;
•
The Policy Debt exceeds a specified percentage of the Account Value after deduction of the rider charge. This percentage is called the “Overloan Rider Trigger” and varies by the Attained Age of the Insured. The Overloan Rider Trigger Point Percentages are shown on the table attached to the rider; and

•	All amounts that may be withdrawn from the policy without the imposition of federal income tax must be taken as partial surrenders prior to exercise of the rider.
The first time the requirements to exercise this rider are met, we will notify the Policy Owner.
Exercising this rider will affect the policy and any other policy riders as follows:
•	Interest will continue to accrue on the Policy Debt at the applicable loan interest rate;
•	The loaned Account Value in the GPA will earn interest at the same rate as the loan interest rate;
•	Any remaining non-loaned Account Value will be held in the GPA and will continue to accrue interest at not less than this policy’s guaranteed minimum interest rate for the GPA;
•	All other riders, including without limitation any Term Rider or Cash Surrender Value Enhancement Rider will be terminated;
•	No further monthly charges or additional charges will be taken from the Account Value;
•	No further policy loans may be taken;
•	No further policy changes, account transfers or partial surrenders will be allowed;
•	No further premium payments or loan repayments will be allowed;
•	The amount of the death benefit will be the maximum of (A) and (B) where:
(A)	is the Base Selected Face Amount; and
(B)	is the Minimum Death Benefit, calculated as of the date of the Insured’s death.
•	The policy will be placed in paid-up status; and
•	The Policy Owner will be notified of the changes to the policy.

The Overloan Protection Rider Trigger Point Percentages and Rider Charge Percentages vary by the Insured’s Attained Age.
Attained Age	Rider Charge Percentage	Trigger Point Percentage
18–74	N/A	N/A
75	3.71%	96.00%
76	3.57%	96.00%
77	3.45%	96.00%
78	3.31%	96.00%
79	3.33%	96.00%
80	3.19%	96.00%
81	3.13%	96.00%
82	2.99%	97.00%
83	2.87%	97.00%
84	2.73%	97.00%
85	2.61%	97.00%
86	2.47%	97.00%
87	2.33%	97.00%
88	2.17%	97.00%
89	1.95%	98.00%
90	1.71%	98.00%
91	1.54%	98.00%
92	1.36%	98.00%
93	1.19%	98.00%
94	1.02%	98.00%
95	0.85%	99.00%
95+	N/A	N/A
This rider may only be added at the time of policy issue. This rider will terminate on the earliest of:
•	the date we receive a Written Request in Good Order from the Policy Owner to terminate the rider;
•	the Paid-Up Policy Date; or
•	the date of termination of the policy.
An example of the operation of the Overloan Protection Rider, including the Overloan Rider Trigger Point, is set forth in Appendix D.
Supplemental Monthly Term Insurance Rider
The Supplemental Monthly Term Insurance Rider (Term Rider) provides you with the option to purchase monthly term insurance on the life of the Insured. The Term Rider Selected Face Amount supplements the Base Selected Face Amount.
You can add the Term Rider at the time of application or at a later time provided that the policy is in force and the Term Rider is added before the Insured reaches Attained Age 75.
If you add the Term Rider, your Term Rider Selected Face Amount must be at least $25,000.
Before deciding whether to purchase the Term Rider, it is important to know that when the Term Rider is purchased, the compensation received by the registered representative and his or her firm may be less than when compared to purchasing insurance coverage under the base policy only.
You should consider a number of factors when deciding to purchase coverage under the base policy only or to purchase a portion of the coverage under the Term Rider. There can be some important cost differences.
If you compare a policy with the Term Rider to one that provides the same amount of total coverage without the Term Rider, the policy with the Term Rider will, in most cases, have a lower Target Premium and lower premium load charges (assuming the same premium payments are made on both polices).

The following tables shows the estimated Target Premium and estimated premium load charge for a policy with a $1,000,000 Base Selected Face Amount and a policy with a $500,000 Base Selected Face Amount and $500,000 Term Rider Selected Face Amount. Assuming an annual premium payment of $73,590, the estimated premium load charge is less for the policy that has allocated a portion of the coverage to the Term Rider. This is because the Target Premium is calculated based on the coverage provided under the base policy only and does not take into account coverage provided under the Term Rider.
	$1,000,000 Base Selected Face Amount	$500,000 Base Selected Face Amount and $500,000 Term Rider Selected Face Amount
Estimated Target Premium*	$73,590	$36,795
Estimated Premium Load Charge*	$4,820.15	$2,594.05
*	Assumes policy issued to a 45 year-old male non-smoker and is funded with a $73,590 annual premium payment
As shown in the charts above, by allocating at least a portion of the coverage to the Term Rider, you can potentially lower the Target Premium and the premium load charges for your policy. Please see “Appendix E: Example of Premium Load Charge”. As a result of the lower premium load charges, for a given premium level, the amount of the Net Premium available for allocation among the Separate Account Divisions and/or the GPA will be greater. This will generally result in higher Surrender Values as compared to a policy with the same total coverage amount but without the Term Rider.
A registered representative can answer any questions and provide illustrations demonstrating the impact of purchasing coverage under the Term Rider. When deciding whether to purchase coverage under the Term Rider, or how much coverage to purchase under the Term Rider, you may want to consider requesting additional illustrations to see examples of how allocating various amounts of coverage to the Term Rider may potentially impact the overall performance of the policy (in particular, an illustration including the maximum amount of the Term Rider at ten times the Base Selected Face Amount).
The amount of monthly term insurance in force under the Term Rider is equal to the Term Rider Selected Face Amount reduced (to not less than zero) by the excess, if any, of the policy Minimum Death Benefit over:
•	For Death Benefit Option 1, the Base Selected Face Amount;
•	For Death Benefit Option 2, the Base Selected Face Amount plus the policy’s Account Value; or
•	For Death Benefit Option 3, the greater of: (i) the Base Selected Face Amount, or (ii) the Base Selected Face Amount, plus the sum of all premiums paid, less any withdrawals.
We deduct monthly charges for the Term Rider from the Account Value on each Monthly Calculation Date. We assess monthly charges of two types for this rider:
Rider Face Amount Charge
This charge is based on the initial amount of monthly term insurance.
This charge is guaranteed not to exceed $0.025 per $1,000 of amount of monthly term insurance.
Term Rider Cost of Insurance Charge
The amount of this charge is equal to the monthly insurance rate multiplied by each $1,000 of monthly term insurance that requires a charge (calculated as described below). Monthly rates may be changed by us from time to time. However, the rates for the Term Rider will never be more than the maximum rates shown in the policy specifications.
These rates are calculated using 125% of the 2017 Commissioners’ Standard Ordinary Mortality Table, male or female, the non-smoker or smoker table, and age of the Insured on his/her last birthday. For policies issued on a unisex basis, these rates are calculated using 125% of the 2017 Commissioners’ Standard Ordinary Mortality Table, 80% male, the non-smoker or smoker table, and age of the Insured on his/her last birthday.
We have the right to charge less than the maximum charges shown in the “Rider Charges” tables. This charge may be based on our expectations of future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes and future profits. We may set different monthly cost of insurance rates for the Base Selected Face Amount and the Term Rider Selected Face Amount. The current rates for the Term Rider are equal to or lower than the rates for the base policy in all years.
The amount of monthly term insurance that requires a charge is computed as of the date the charge is due. The amount is determined by calculating the amount of monthly term insurance in the manner described above. We then divide this amount by an amount equal to 1 plus the monthly equivalent of the minimum annual interest rate for the GPA (1%). The result is the amount of monthly term insurance that requires a charge. Please see “Appendix F: Example of Amount of Monthly Term Insurance and Term Cost of Insurance Charge Calculation” for an example of each of these calculations.
You may increase the Term Rider Selected Face Amount by submitting a Written Request in Good Order to us. We will require satisfactory evidence of insurability for your requested increase. The Term Rider Selected Face Amount cannot exceed ten times the Base Selected Face Amount. You may also decrease the Term Rider Selected Face Amount by submitting a Written Request in Good Order to us.
Upon withdrawal of the policy’s Account Value, we may decrease the Term Rider Selected Face Amount in addition to the Base Selected Face Amount to prevent an increase in Insurance Risk. If a decrease is required, the Term Rider Selected Face Amount will be decreased first.
The Term Rider will terminate on the earliest of:
•	the date of termination of the policy; or
•	the end of the Grace Period, if any premium due to cover the monthly charges remains unpaid; or
•	the Monthly Calculation Date on or next following the date we receive a Written Request in Good Order from the Policy Owner to terminate the Term Rider; or
•	the date an Overloan Protection Rider (if applicable) is activated on the policy; or
•	the Paid-up Policy Date; or
•	the date the Insured reaches Attained Age 95; or
•	the death of the Insured.
Cash Surrender Value Enhancement Rider
The Cash Surrender Value Enhancement Rider provides for the payment of an increased Cash Surrender Value when there is a complete surrender of the policy (Enhancement Benefit). The Enhancement Benefit is essentially a partial return of policy charges assessed. In most instances, the Enhancement Benefit will not exceed the sum of all charges assessed on the policy.
The rider can only be added at the time of policy issue.
The Enhancement Benefit, if any, is not available upon a surrender during the Free-Look period, nor is it available upon a surrender that qualifies as a Section 1035 exchange. In addition, it is important to note that while a Policy Owner can take a withdrawal or a loan while the rider is in force, the maximum policy loan amount and maximum withdrawal amount available under the policy are not increased by the Enhancement Benefit.
The duration and amounts of the Enhancement Benefit are set forth in “Appendix G: Factors Used in Calculating the Cash Surrender Value Enhancement Benefit.” Currently, the Enhancement Benefit is available upon full surrender of the policy during the first eleven Policy Years.
The Enhancement Benefit is calculated monthly and is equal to (a) the applicable Enhancement Percentage multiplied by (c) an amount equal to:
•	the sum of all premiums paid; less
•	the sum of all withdrawals; and less
•	any Policy Debt.
The percentages used in the Enhancement Benefit calculation generally decline after the first Policy Year. The Enhancement Benefit decreases to zero at the beginning of the eleventh Policy Year. See “Appendix G: Example of Cash Surrender Value Enhancement Benefit.”
If the Supplemental Monthly Term Insurance Rider is in force, the Enhancement Benefit is reduced because of the lower premium load charges associated with the Term Rider. Please see “Appendix G: Example of Cash Surrender Value Enhancement Benefit.”
The Enhancement Benefit is paid from our General Investment Account at the time the policy is completely surrendered. As a General Investment Account obligation, the Enhancement Benefit is not part of the Separate Account and is an obligation of C.M. Life. This means the Enhancement Benefit, including the Policy Owner’s right to receive payment, is subject to C.M. Life’s claims paying ability.

There is a charge for this rider that is applied against each premium payment made in Policy Years one through seven. This charge is equal to (A) plus (B) times the premium payment at that time, where:
(A)
equals the initial Base Selected Face Amount allocation (as a percentage of the initial Total Selected Face Amount) multiplied by the applicable Base Selected Face Amount Percentage Charge shown in the policy specifications pages; and

(B)
equals the initial Term Rider Selected Face Amount allocation (as a percentage of the initial Total Selected Face Amount) multiplied by the applicable Term Rider Selected Face Amount Percentage Charge shown in the policy specifications pages.

For purposes of this calculation, the Total Selected Face Amount is equal to the sum of the Base Selected Face Amount and the Term Rider Selected Face Amount. Please see “Appendix G: Example of Cash Surrender Value Enhancement Rider Charge Calculation” for an example of the calculation of the Cash Surrender Value Enhancement rider charge.
The rider will terminate upon the earliest of:
•	the end of the 11th Policy Year;
•	the lapse, exchange or termination of the policy;
•	the absolute assignment of the policy;
•	the death of the Insured; or
•	the receipt of a Written Request in Good Order from the Policy Owner to terminate this rider. Once terminated, the rider cannot be reinstated.
Accessing the Money in the Your Policy
Withdrawals
After the first Policy Year, you can withdraw value from your policy. You must send a Written Request in Good Order on our administrative form to our Administrative Office.
•	Minimum withdrawal amount: $100 (before deducting the withdrawal charge).
•	Maximum withdrawal amount. This amount is equal to:
○	90% of the Account Value; less
○	any outstanding Policy Debt; less
○	an amount equal to (i) the most recent monthly charges multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Policy Anniversary Date.
Example:

Your policy has $2,000 of Account Value, $500 of Policy Debt and your most recent monthly charge was $100. Assume there are two Monthly Calculation Dates left until the next Policy Anniversary Date. Your maximum withdrawal amount will be $1,000 ((90% x $2,000) – $500 – (3 x $100)).

You must specify in your request the investment options from which you want the withdrawal made and the dollar amount you want withdrawn from each. If you do not specify, the withdrawal will be deducted in proportion to the values in each Separate Account Division and the non-loaned portion of the GPA. The withdrawal amount from each Separate Account Division and the GPA may not exceed the non-loaned Account Value allocated to each as of the date of the withdrawal.
We deduct a withdrawal charge of 2% of the amount you withdraw. This charge will not exceed $25.00. We will reduce your Account Value by the amount of the withdrawal, including the withdrawal charge.
If necessary, we will reduce your Base Selected Face Amount upon withdrawal to prevent an increase in the Insurance Risk, unless you provide us with satisfactory evidence of insurability.
Withdrawals may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.
Withdrawal requests will be effective on the Valuation Date we receive the Written Request in Good Order at our Administrative Office. Withdrawal requests determined to be in Good Order on a non-Valuation Date or after the end of a Valuation Date will be effective as of the next Valuation Date. We will pay any withdrawal amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are required to suspend or postpone withdrawal payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section.
Surrenders
You may surrender your policy for its Surrender Value at any time while the policy is In Force and the Insured is alive. The Surrender Value is equal to:
•	the Account Value; less
•	any outstanding Policy Debt.
There is no surrender charge.
The surrender will be effective on the Valuation Date we receive all required, fully completed forms in Good Order at our Administrative Office, unless you select a later effective date. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If, however, we receive your surrender request in Good Order on a date that is not a Valuation Date or after the end of a Valuation Date, then your surrender will be effective on the next Valuation Date.
We will normally pay any surrender amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are required to suspend or postpone surrender payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.
The policy terminates as of the effective date of the surrender and cannot be reinstated. Surrenders may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section. It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.
Loans
You may take a loan from the policy at any time while the insured is living. We charge interest on policy loans and the interest may be added to the policy loan. We refer to all outstanding loans plus accrued interest as policy debt (Policy Debt).
You may repay all or part of your Policy Debt, but you are not required to do so. We will deduct any outstanding Policy Debt from the proceeds payable at death or the surrender of the policy.
Taking a loan from your policy has several risks:
•	it may increase the risk that your policy will terminate;
•	it will have a permanent effect on your policy’s Surrender Value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds if the loan is not repaid prior to death; and
•	it has potential adverse tax consequences.
These tax consequences are discussed in the “Federal Income Tax Considerations” section.
Requesting a Loan
To take a loan, you must send a Written Request in Good Order on our administrative form to our Administrative Office. You must assign the policy to us as collateral for the loan.
Once we have processed the loan request and deducted the proportionate amounts from the Separate Account Divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a Written Request in Good Order to our Administrative Office to repay the loan amount. The loan repayment will be effective on the Valuation Date the Written Request is received in Good Order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed.

Maximum Loan Amount
The maximum loan amount allowed at any time is equal to:
(1)	100% of your Account Value at the time of the loan; less
(2)	any outstanding Policy Debt; less
(3)	an amount equal to three times the most recent monthly charges.
Payment of Proceeds
Loans will be effective on the Valuation Date we receive your Written Request and all other required documents in Good Order at our Administrative Office. If, however, we receive your Written Request on a date that is not a Valuation Date or after the end of a Valuation Date, then your loan request will be effective on the next Valuation Date.
On the effective date of the loan, we deduct your requested loan amount from the Separate Account Divisions and the GPA in proportion to the non-loaned Account Value of each. We liquidate Accumulation Units in the Separate Account Divisions and transfer the resulting dollar amounts to the GPA. These dollar amounts become part of the loaned portion of the GPA. You may not borrow from the loaned portion of the GPA.
We will normally pay any loan amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are entitled to delay payment of the loan amount pursuant to applicable law.
Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.
Interest Credited on the Loaned Value
When you take a loan, we transfer an amount equal to the loan to the loaned portion of the GPA. This amount earns interest at a rate equal to at least the minimum annual interest rate for the GPA (1%).
Loan Interest Rate
We charge the minimum annual interest rate for the GPA (1%) plus an amount not more than the maximum loan interest rate expense charge on any loan.
The maximum loan interest rate expense charge will not exceed 3.00%.
The current loan interest rate expense charge varies by Policy Year as follows:
•	Policy Years 1 through 10: 1.00%
•	Policy Years 11 and thereafter: 0.0%
Interest on policy loans accrues daily and becomes part of the Policy Debt. Loan interest will accrue even if the loan check is not cashed. Interest is due on each Policy Anniversary date. If you do not pay the interest when it is due, we will add the interest to the loan, and it will bear interest at the same rate payable on the loan. We treat any interest capitalized on a Policy Anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the GPA in proportion to the non-loaned Account Value in each.
Effects of a Loan on the Values of the Policy
A policy loan negatively affects policy values because we reduce the death benefit and Surrender Value by the amount of the Policy Debt.
Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s Surrender Value because, as long as a loan is outstanding, a portion of the Account Value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your Surrender Value will be.
In addition, if you do not repay a loan, your outstanding Policy Debt will reduce the death benefit and Surrender Value that might otherwise be payable.
Whenever you reach your “Policy Debt Limit,” your policy is at risk of terminating. Your Policy Debt Limit is reached when total Policy Debt exceeds the Account Value. If this happens, we will notify you in writing. “Policy Termination” in the “Policy

Termination and Reinstatement” sub-section in the “Policy Value” section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please see the “Federal Income Tax Considerations” section.
Repayment of Loans
You may repay all or part of any Policy Debt at any time while the Insured is living and while the policy is In Force.
You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the Valuation Date they are received in Good Order at our Administrative Office. If, however, we receive your loan repayment in Good Order on a date that is not a Valuation Date or after the end of a Valuation Date, then your loan repayment will be effective on the next Valuation Date.
Loan repayments will be first applied to pay accrued interest until exhausted and any remainder will be applied to reduce the remaining loan amount. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of any applicable charges. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.
Upon repayment, we will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment in accordance with the Net Premium allocation in effect at the time of repayment. If you do not repay the loan, we deduct the loan amount due from the Surrender Value or death benefit.
Policy Termination and Reinstatement
The policy will terminate upon the occurrence of any of the following events:
•	the Insured dies;
•	the policy has been fully surrendered for its Surrender Value;
•	the Policy Debt Limit is reached; or
•	the Grace Period ends, and we have not received the amount of premium necessary to keep the policy in force.
The policy will not terminate simply because you do not make planned premium payments. In addition, making planned premium payments will not guarantee that the policy will remain in force (for example, if the investment experience of the Funds has been unfavorable, your Surrender Value may decrease even if you make periodic premium payments). If the policy does terminate, you may be permitted to reinstate it.
Policy termination could have adverse tax consequences for you. If the policy is reinstated, any adverse tax consequences that resulted due to the policy termination cannot be reversed. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, please see the “Federal Income Tax Considerations” section.
Policy Termination
We will not terminate your policy for failure to pay premiums. However, if on a Monthly Calculation Date, the Account Value less any Policy Debt is insufficient to cover the total monthly charges, your policy will then enter a Grace Period.
Grace Period
Before your policy terminates, we allow a Grace Period during which you must pay the amount of premium needed to avoid Policy Termination. We will mail to you and any assignee a notice informing you and any assignee of the start of the Grace Period and the amount of premium needed to avoid termination of the policy.
The Grace Period begins on the date the monthly charges are due. It ends on the later of:
•	61 calendar days after the date the Grace Period begins, or
•	31 calendar days after the date we mail you and any assignee shown in our records written notice at their last known address.

For policies issued in the District of Columbia, the Grace Period ends 61 calendar days after the date we mail you and any assignee shown in our records written notice at their last known address.
During the Grace Period, the policy will stay In Force; however, policy transactions cannot be processed. If the Insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.
If we do not receive the required payment by the end of the Grace Period, the policy will terminate without value.
Reinstating Your Policy
For a period of three years (or longer if required by state law) after termination of the policy, you may be able to reinstate the policy during the Insured’s lifetime. We will not reinstate the policy if it has been surrendered for its Surrender Value.
Before we reinstate the policy, we must receive:
•	A completed application to reinstate on our administrative form;
•	A premium payment that will produce an Account Value equal to three times the total monthly charges for the policy on the Monthly Calculation Date on or next following the date of reinstatement;
•	Evidence of insurability satisfactory to us; and
•	If applicable, a signed acknowledgement that the policy will become a MEC.
Policy After You Reinstate
If you reinstate your policy, your Base Selected Face Amount will be the same as if the policy had not terminated. The policy will be reinstated on the Valuation Date that is on or next follows the later of (i) the date we approve your application; and (ii) the date we receive the premium required to reinstate the policy. We will assess monthly charges due to us upon reinstatement of the policy as of the reinstatement date. Your Account Value at reinstatement will be the premium paid at the time, reduced by any applicable premium load charges and any monthly charges then due. We do not reinstate Policy Debt.
If you reinstate your policy, it may become a MEC under current federal law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.
Reinstatement will not reverse any adverse tax consequences caused by policy termination unless reinstatement occurs within 90 calendar days of the end of the Grace Period. In no situation, however, can adverse tax consequences resulting from lapse with Policy Debt be reversed.
Federal Income Tax Considerations
The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.
No attempt is made in this prospectus to consider any applicable state or other tax laws.
Policy Proceeds and Loans
We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.
As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the policy value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
The following information applies only to a policy that is not a MEC under federal tax law. Please see “Modified Endowment Contracts” later in this section for information about MECs.
As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.
However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:
•	there is a reduction of benefits during the first 15 years after a policy is issued; and
•	there is a cash distribution associated with the reduction,
you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.
If you surrender the policy for its net Surrender Value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the Account Value, reduced by any surrender charges, but not reduced by any outstanding Policy Debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.
To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your Account Value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding Policy Debt of $14,000, you would receive a payment equal to the net Surrender Value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 Account Value minus $10,000 cost basis).
The potential that Policy Debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:
•	amount of outstanding Policy Debt at or near the maximum loan value;
•	unfavorable investment results affecting your policy Account Value;
•	increasing monthly policy charge rates due to increasing Attained Ages of the Insureds;
•	high or increasing amount of Insurance Risk, depending on death benefit option and changing Account Value; and
•	increasing policy loan rates if the adjustable policy loan rate is in effect.
One example occurs when the Policy Debt Limit is reached. If, using the previous example, the Account Value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the Policy Debt Limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 Account Value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding Policy Debt to reach the Policy Debt Limit.
To avoid Policy Terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy In Force.
You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.
We believe that, under current tax law, any loan taken under the policy will be treated as Policy Debt of the Policy Owner. If your policy is not a MEC, the loan will not be considered income to you when received.
Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Policy Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation.
Investor Control and Diversification
There are a number of tax benefits associated with variable life insurance policies. Gains on the Net Investment Experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among Separate Account Divisions also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the Policy Owner, has control of the investments underlying the various Separate Account Divisions for the policy to qualify as life insurance.
You may make transfers among Separate Account Divisions, but you may not direct the investments each Separate Account Division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.
The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a Policy Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest Account Values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already In Force.
Consequently, we reserve the right to further limit Net Premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.
In addition, the IRC requires that the investments of the Separate Account Divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account Divisions, through their underlying investment Funds, will satisfy these diversification requirements.
Modified Endowment Contracts
If a policy is a Modified Endowment Contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the Account Value (both loaned and non-loaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the Account Value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.
If any amount is taxable as a distribution of income under a MEC, it may also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Policy Owners. The penalty tax will not apply to distributions:
•	made on or after the date the taxpayer attains age 59½; or
•	made because the taxpayer became disabled; or
•
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:
(1)	the accumulated amount paid under the policy at any time during the first seven contract years exceeds
(2)	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.
A life insurance policy will always be treated as a MEC if it is issued as part of an IRC section 1035 tax-free exchange from a life insurance policy that was already a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior Policy Year, the policy will be treated as a MEC beginning in the Policy Year in which the reduction takes place.
Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.
We will retest whenever there is a “material change” to the policy while it is In Force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.
Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.
Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.
Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same Policy Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.
Other Tax Considerations
A change of the Policy Owner or an Insured, or an exchange or assignment of the policy, may cause the Policy Owner to recognize taxable income.
The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Policy Owner or beneficiary.
Qualified Plans
The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.
Employer-Owned Policies
The IRC contains certain notice and consent requirements for “employer-owned life insurance” policies. The IRC defines “employer-owned life insurance” as a life insurance contract:
•	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);
•	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and
•	under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:
(1)	the employer intends to insure the employee’s life;
(2)	the maximum Base Selected Face Amount for which the employee could be insured at the time the contract was issued; and
(3)	the employer will be the beneficiary of any proceeds payable on the death of the employee.
Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.
The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.
Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:
(1)	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);
(2)	The Insured was an employee at any time during the 12-month period before his or her death;
(3)
The proceeds are paid to a member of the Insured’s family, an individual who is the designated beneficiary of the Insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the Insured’s estate; or

(4)	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).
Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.
Business Uses of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Tax Shelter Regulations
Prospective Policy Owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.
Alternative Minimum Tax
If the Policy Owner of the life insurance policy is a corporation, there may also be an indirect tax upon the income in the policy or the proceeds of the policy under the federal corporate alternative minimum tax. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.
Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico
Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Non-Resident Aliens and Foreign Entities
Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies.
In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:
•	proof of residency (in accordance with IRS requirements); and
•	the applicable taxpayer identification number.
If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.
Sales to Third Parties
If you sell your policy to a viatical settlement provider, and the Insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.
However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.
Medicare Hospital Insurance Tax
A Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property.
Under final regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information
Other Policy Rights and Limitations
Right to Substitute Insured
You may transfer the policy to the life of a substitute Insured subject to certain restrictions. You must request this transfer in writing. The substitution of an Insured may affect the Account Value. Future charges against the policy will be based on the life of the substitute Insured.
The effective date of the transfer is the Policy Anniversary date which is on, or next follows, the later of:
•	the date we approve the application for transfer; and
•	the date any required cost to transfer is paid.
The costs to transfer are:
•	an administrative fee of $75, plus
•	any premium necessary to effect the transfer, plus
•	any excess Policy Debt you have not repaid prior to transfer.
Excess Policy Debt is the amount by which Policy Debt exceeds the maximum loan available after transfer. You must pay any such excess on or before the transfer date.
The incontestability and suicide exclusion periods, as they apply to the substitute Insured, run from the transfer date. Any assignments will continue to apply.
The IRS has ruled that a substitution of Insureds is an exchange of contracts which does not qualify for the tax deferral available under IRS Code Section 1035. Therefore, you must include in current gross income all the previously unrecognized gain in the policy upon a substitution of Insureds.
Right to Assign the Policy
Generally, you may assign the policy as collateral for a loan or other obligation. In certain states, you cannot assign the policy without our approval. We will refuse or accept any request to assign the policy on a non-discriminatory basis. Please refer to your policy. For any assignment we allow to be binding on us, we must receive, in Good Order, written notice of the assignment and a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.
Possible Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a Policy Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.
Delay of Payment of Proceeds from the GPA
We may delay payment of any surrenders, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.
Delay of Payment of Proceeds from the Separate Account
We may suspend or postpone transfers from the Separate Account Divisions, or delay payment of any surrenders, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:
•	it is not reasonably practicable to determine the amount because the NYSE closed (other than customary weekend and holiday closings);
•	trading is restricted by the SEC;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or
•	the SEC, by order, permits us to delay payment in order to protect our Policy Owners.
If, pursuant to SEC rules, a money market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer.
Distribution
The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.
Both MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MML Distributors receive compensation for their actions as principal underwriters of the policies.
Commissions
Commissions are paid to MMLIS and all broker-dealers who sell the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.
Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker dealers.
Commissions are a percentage of premiums paid under the policies. Commissions will not exceed 26% of premiums.
Service Fees
We may enter into agreements with service entities, which may be affiliates of broker-dealers, under which those service entities may receive service fees and/or additional compensation. These payments will not exceed 0.10% of the policy’s average annual Account Value.
Additional Compensation Paid to MMLIS
Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.
Additional Payments to Certain Broker-Dealers
In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The broker-dealers may use these payments for any reason, including helping offset the costs of the conference or educational seminar. We may also make cash payments to broker-dealers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of support being provided. These payments are not made in connection with the sale of specific policies. These additional payments are not offered to all broker-dealers and the terms of these arrangements may differ. Any such payments will be paid by MML Distributors or us out of our or MML Distributors’ assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such payments and may influence the way that a broker-dealer markets the policy.

Compensation in General
The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.
We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain Funds to help us make these cash and non-cash payments.
Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.
Computer System, Cybersecurity and Service Disruption Risks
The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.
The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners' computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.
Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of contract- related transactions (including the processing of orders from Policy Owners and orders with the Funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.
Legal Proceedings
The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.
While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.
For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the SAI.
Unclaimed Property
Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Policy Owners, Insureds, Beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.
Financial Statements
We encourage both existing and prospective Policy Owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

Appendix A
Funds Available Under the Policy
The following is a list of Funds available under the policy. The list of Funds is subject to change, as discussed in the prospectus for the policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.MassMutual.com/Electrum-Select. You can also request this information at no cost by calling (800) 665-2654 or sending an email request to BOLICOLIService@MassMutual.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Asset Allocation	American Funds Insurance Series® Asset Allocation Fund (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.30%	12.71%	10.86%	10.19%
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.63%	14.92%	9.88%	8.04%
Asset Allocation	Fidelity® VIP Freedom 2025 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.66%	15.83%	10.48%	8.78%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.69%	16.76%	11.48%	9.40%
Asset Allocation	Fidelity® VIP Freedom 2035 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.75%	18.15%	12.39%	10.09%
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.77%	19.16%	12.66%	10.27%
Asset Allocation	Fidelity® VIP Freedom 2045 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.77%	19.18%	12.65%	10.33%
Asset Allocation	Fidelity® VIP Freedom 2050 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.77%	19.17%	12.65%	10.33%
Asset Allocation	Fidelity® VIP Freedom 2055 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.77%	19.11%	—%	—%
Asset Allocation	Fidelity® VIP Freedom 2060 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.77%	19.22%	—%	—%
Asset Allocation	Fidelity® VIP Freedom 2065 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.77%	19.16%	—%	—%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Asset Allocation	Fidelity® VIP Freedom Income PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.49%	10.38%	6.46%	4.87%
Asset Allocation	MML Aggressive Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.98%	13.35%	10.72%	9.71%
Asset Allocation	MML American Funds Core Allocation Fund (Service Class I)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.01%*	11.39%	9.41%	8.25%
Asset Allocation	MML Balanced Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.82%	10.93%	7.92%	7.24%
Asset Allocation	MML Conservative Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.79%	9.93%	7.22%	6.56%
Asset Allocation	MML Growth Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.89%	12.76%	9.70%	8.84%
Asset Allocation	MML Moderate Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.85%	10.54%	8.46%	7.79%
Money Market	MML U.S. Government Money Market Fund (Initial Class)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	0.22%	0.74%	0.37%
Fixed Income	American Century VP Inflation Protection Fund (Class II) Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	0.72%	9.55%	4.64%	3.34%
Fixed Income	American Funds Insurance Series® American High-Income Trust (Class 1A) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.58%*	7.94%	8.40%	5.74%
Fixed Income	American Funds Insurance Series® Capital World Bond Fund® (Class 1)** Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.48%*	10.17%	5.35%	3.30%
Fixed Income	American Funds Insurance Series® The Bond Fund of America® (Class 1A)** Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.46%*	9.68%	5.00%	4.08%
Fixed Income	American Funds Insurance Series® U.S. Government Securities Fund® (Class 1A)** Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.48%*	9.74%	3.75%	3.28%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Fixed Income	BlackRock High Yield V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.58%*	7.27%	7.85%	6.57%
Fixed Income	BlackRock Total Return V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Advisers: BlackRock International Limited and BlackRock (Singapore) Limited	0.52%*	8.91%	4.79%	4.37%
Fixed Income	DFA VA Global Bond Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Advisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	0.24%	1.46%	2.24%	2.46%
Fixed Income	DFA VIT Inflation-Protected Securities Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Advisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	0.14%	11.72%	5.22%	—%
Fixed Income	Eaton Vance VT Floating-Rate Income Fund (ADV Class) Adviser: Eaton Vance Management Sub-Adviser: N/A	0.95%	2.26%	4.49%	3.59%
Fixed Income	Fidelity® VIP Bond Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.37%	7.26%	—%	—%
Fixed Income	Franklin Strategic Income VIP Fund (Class 2) Adviser: Franklin Mutual Advisors, LLC Sub-Adviser: N/A	1.00%*	3.43%	4.30%	3.74%
Fixed Income	Goldman Sachs Core Fixed Income Fund (Service) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.68%*	9.40%	4.61%	4.09%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I)** Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.91%*	3.40%	4.40%	3.61%
Fixed Income	MFS® Government Securities Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.58%*	6.38%	3.29%	2.88%
Fixed Income	MML Dynamic Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: DoubleLine Capital LP	0.62%	3.91%	4.35%	0.00%
Fixed Income	MML High Yield Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.82%*	5.56%	7.61%	7.06%
Fixed Income	MML Inflation-Protected and Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.60%*	11.11%	5.22%	3.83%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.43%	7.71%	4.84%	4.10%
Fixed Income	MML Short-Duration Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.56%	1.55%	2.57%	2.27%
Fixed Income	MML Total Return Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	0.62%	8.79%	4.56%	3.72%
Fixed Income	PIMCO Emerging Markets Bond Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.20%	6.60%	7.64%	5.22%
Fixed Income	PIMCO Global Bond Opportunities Portfolio (Unhedged) (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.93%	10.12%	4.82%	2.72%
Fixed Income	PIMCO High Yield Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.93%	5.75%	7.20%	6.04%
Fixed Income	PIMCO Long-Term U.S. Government Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.75%	17.39%	7.33%	7.31%
Fixed Income	PIMCO Real Return Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.84%	11.71%	5.25%	3.63%
Fixed Income	PIMCO Total Return Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.69%	8.65%	4.75%	3.93%
Fixed Income	T. Rowe Price Limited-Term Bond Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	0.50%*	4.71%	2.52%	1.77%
Fixed Income	Templeton Global Bond VIP Fund (Class 1) Adviser: Franklin Advisors, Inc. Sub-Adviser: N/A	0.49%*	-5.07%	0.91%	1.81%
Fixed Income	Vanguard VIF High-Yield Bond Portfolio Adviser: Wellington Management Company LLP Sub-Adviser: N/A	0.26%	5.67%	7.21%	6.38%
Fixed Income	Vanguard VIF Short-Term Investment-Grade Portfolio Adviser: The Vanguard Group, Inc. Sub-Adviser: N/A	0.14%	5.49%	3.39%	2.73%
Balanced	MML Blend Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.47%	12.87%	10.57%	10.06%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Balanced	TOPS® Aggressive Growth ETF Portfolio (Class 1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.30%	12.92%	11.74%	—%
Balanced	TOPS® Balanced ETF Portfolio (Class 1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.30%	8.62%	7.53%	—%
Balanced	TOPS® Conservative ETF Portfolio (Class 1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.35%	7.23%	5.90%	—%
Balanced	TOPS® Growth ETF Portfolio (Class 1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.30%	11.92%	10.76%	—%
Balanced	TOPS® Moderate Growth ETF Portfolio (Class 1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.29%	10.83%	9.34%	—%
Balanced	Vanguard VIF Balanced Portfolio Adviser: Wellington Management Company LLP Sub-Adviser: N/A	0.20%	10.68%	10.76%	9.88%
Large Cap Value	American Funds Insurance Series® Washington Mutual Investors FundSM (Class 1A)** Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.52%*	8.79%	10.88%	10.91%
Large Cap Value	BlackRock Basic Value V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Adviser: N/A	0.73%*	3.43%	8.60%	9.15%
Large Cap Value	DFA VA U.S. Large Value Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Adviser: N/A	0.27%	-1.38%	9.06%	10.43%
Large Cap Value	Invesco V.I. Comstock Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.76%	-0.85%	8.57%	9.46%
Large Cap Value	MFS® Value Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.71%*	3.48%	10.14%	10.85%
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC	0.45%	3.03%	8.77%	9.34%
Large Cap Value	MML Equity Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	1.34%	9.91%	9.28%
Large Cap Value	MML Fundamental Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Boston Partners Global Investors, Inc.	0.78%*	2.67%	8.06%	9.07%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.70%	3.03%	9.13%	9.54%
Large Cap Value	Vanguard VIF Diversified Value Portfolio Advisers: Hotchkis and Wiley Capital Management, LLC and Lazard Asset Management LLC Sub-Adviser: N/A	0.28%	11.78%	10.29%	10.60%
Large Cap Value	Vanguard VIF Equity Income Portfolio Advisers: Wellington Management Company LLP and The Vanguard Group, Inc. Sub-Adviser: N/A	0.30%	3.25%	10.45%	11.62%
Large Cap Blend	American Funds Insurance Series® Growth-Income Fund (Class 1A) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.55%	13.55%	14.00%	12.92%
Large Cap Blend	Fidelity® VIP Contrafund® Portfolio (Initial Class) Adviser: Fidelity Management & Research Company LLC Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited	0.61%	30.57%	16.19%	13.52%
Large Cap Blend	Fidelity® VIP Index 500 Portfolio (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.20%	18.13%	14.97%	13.66%
Large Cap Blend	Fidelity® VIP Total Market Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.37%	19.98%	—%	—%
Large Cap Blend	Invesco V.I. Diversified Dividend Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.71%	0.14%	7.61%	9.99%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series I)** Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%*	13.94%	12.59%	12.29%
Large Cap Blend	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1) Adviser: J.P. Morgan Investment Management Inc. Sub-Adviser: N/A	0.76%	25.26%	16.01%	14.27%
Large Cap Blend	MFS® Blended Research® Core Equity Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.45%	15.34%	12.48%	12.64%
Large Cap Blend	MML Focused Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	0.87%	12.76%	16.40%	0.00%
Large Cap Blend	MML Fundamental Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.82%	20.02%	16.47%	0.00%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Blend	MML Growth & Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	0.57%	14.51%	14.05%	12.86%
Large Cap Blend	Vanguard VIF Capital Growth Portfolio Adviser: PRIMECAP Management Company Sub-Adviser: N/A	0.34%	17.47%	15.96%	14.97%
Large Cap Growth	Fidelity® VIP Growth Portfolio (Service Class) Adviser: Fidelity Management & Research Company Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.72%	43.75%	21.19%	17.14%
Large Cap Growth	Invesco V.I. American Franchise Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.86%	42.35%	19.56%	15.32%
Large Cap Growth	MFS® Growth Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.73%	31.86%	20.28%	16.80%
Large Cap Growth	MML American Funds Growth Fund (Service Class I)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.03%	51.41%	22.23%	16.34%
Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	34.40%	19.57%	17.51%
Large Cap Growth	MML Large Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.72%	31.78%	17.72%	14.51%
Large Cap Growth	Vanguard VIF Growth Portfolio Adviser: Wellington Management Company LLP Sub-Adviser: N/A	0.41%	43.09%	19.96%	17.10%
Small/Mid-Cap Value	Delaware VIP® Small Cap Value Series Portfolio (Service Class) Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited	1.08%	-2.18%	8.74%	8.38%
Small/Mid-Cap Value	DFA VA U.S. Targeted Value Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Adviser: N/A	0.38%	3.98%	8.45%	9.35%
Small/Mid-Cap Value	Franklin Small Cap Value VIP Fund (Class 2) Adviser: Franklin Mutual Advisors, LLC Sub-Adviser: N/A	0.93%	5.19%	10.77%	9.20%
Small/Mid-Cap Value	Goldman Sachs Mid Cap Value Fund (Institutional) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.84%*	8.40%	9.99%	9.36%
Small/Mid-Cap Value	MFS® Mid Cap Value Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.81%	3.87%	9.72%	10.84%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small/Mid-Cap Value	MML Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.89%	1.71%	9.48%	10.59%
Small/Mid-Cap Value	MML Small Company Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.06%	9.16%	12.04%	9.66%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.81%	4.65%	8.73%	9.11%
Small/Mid-Cap Blend	BlackRock Small Cap Index V.I. Fund (Class III) Adviser: BlackRock Advisors, LLC Sub-Adviser: N/A	0.47%*	19.53%	12.78%	10.60%
Small/Mid-Cap Blend	BNY Mellon MidCap Stock Portfolio (Service Shares) Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: N/A	1.12%	7.85%	7.63%	9.75%
Small/Mid-Cap Blend	Fidelity® VIP Extended Market Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.38%	16.19%	—%	—%
Small/Mid-Cap Blend	Goldman Sachs Small Cap Equity Insights Fund (Institutional) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.81%*	8.58%	11.23%	10.63%
Small/Mid-Cap Blend	Invesco V.I. Small Cap Equity Fund (Series I) Adviser: Invesco Advisors, Inc. Sub-Adviser: N/A	0.96%	27.24%	11.82%	10.15%
Small/Mid-Cap Blend	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Adviser: J.P. Morgan Investment Management, Inc. Sub-Adviser: N/A	0.84%	13.69%	11.56%	11.27%
Small/Mid-Cap Blend	Lord Abbett Series Mid Cap Stock Portfolio (Class VC) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	1.18%	2.50%	5.83%	7.40%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.73%	20.70%	13.14%	12.35%
Small/Mid-Cap Growth	American Century VP Capital Appreciation Fund (Class I) Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	0.93%*	42.46%	18.14%	13.67%
Small/Mid-Cap Growth	Goldman Sachs Growth Opportunities Fund (Service) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.98%*	44.31%	18.96%	14.29%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)** Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%*	40.69%	19.40%	15.92%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Wellington Management Company LLP	0.81%	25.57%	16.43%	14.80%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.08%*	35.62%	19.13%	14.43%
International/Global	American Century VP International Fund (Class I) Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	1.00%*	25.88%	11.19%	7.76%
International/Global	American Funds Insurance Series® Capital World Growth and Income Fund (Class 1A)** Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.68%*	8.78%	11.86%	9.74%
International/Global	American Funds Insurance Series® Global Growth Fund (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.56%	30.78%	16.54%	13.14%
International/Global	American Funds Insurance Series® Global Small Capitalization Fund (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.74%	30.05%	14.71%	9.70%
International/Global	American Funds Insurance Series® International Growth and Income Fund (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.68%	6.24%	8.19%	5.69%
International/Global	American Funds Insurance Series® New World Fund (Class 1)** Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.59%*	23.89%	13.61%	6.80%
International/Global	Delaware VIP® Emerging Markets Series (Service Class) Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited	1.53%*	24.69%	15.33%	4.82%
International/Global	DFA VA International Small Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Advisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	0.57%	9.41%	8.46%	6.82%
International/Global	Fidelity® VIP International Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.42%	10.34%	—%	—%
International/Global	Fidelity® VIP Overseas Portfolio (Initial Class) Adviser: Fidelity Management & Research Company Sub-Advisers: FMR Co. Inc. and FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.79%	15.61%	9.25%	6.82%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
International/Global	Franklin Mutual Global Discovery VIP Fund (Class 2) Adviser: Franklin Mutual Advisors, LLC Sub-Adviser: N/A	1.22%	-4.46%	5.14%	6.27%
International/Global	Goldman Sachs International Equity Insights Fund (Institutional) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.87%*	6.81%	5.46%	4.54%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00%*	21.50%	9.25%	7.87%
International/Global	Invesco V.I. Global Fund (Series I)** Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.77%*	27.64%	14.84%	11.64%
International/Global	Invesco V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.92%	14.00%	8.82%	6.72%
International/Global	MFS® International Intrinsic Value Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.90%*	20.52%	12.69%	11.14%
International/Global	MML American Funds International Fund (Service Class I)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.28%	13.44%	10.22%	6.20%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.88%*	5.93%	4.48%	3.70%
International/Global	MML Global Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	1.05%	13.70%	12.18%	10.55%
International/Global	MML International Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Advisers: Harris Associates L.P. and Massachusetts Financial Services Company	1.00%*	5.37%	7.15%	0.00%
International/Global	MML Strategic Emerging Markets Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.35%*	17.55%	13.03%	2.38%
International/Global	Vanguard VIF International Portfolio Advisers: Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. Sub-Adviser: Schroder Investment Management North America Ltd.	0.38%	57.58%	21.29%	12.10%
Specialty	Delaware Ivy VIP Asset Strategy (Class II)(4)** Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited, and Macquarie Funds Management Hong Kong Limited	1.02%	13.88%	8.61%	6.15%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Specialty	Delaware Ivy VIP Science and Technology (Class II)(4)** Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited, and Macquarie Funds Management Hong Kong Limited	1.16%	35.36%	20.80%	17.09%
Specialty	Fidelity® VIP Real Estate Portfolio (Service Class)(4) Adviser: Fidelity Management & Research Company LLC Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.76%	-6.61%	3.42%	7.56%
Specialty	Invesco V.I. Global Real Estate Fund (Series I)(4) Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.04%	-12.32%	3.15%	4.96%
Specialty	MFS® Global Real Estate Portfolio (Initial Class)(4) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.92%*	1.49%	8.84%	8.42%
Specialty	MFS® Utilities Series (Initial Class)(4) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.79%	5.90%	11.37%	9.20%
Specialty	MML Managed Volatility Fund (Initial Class)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	1.06%	6.68%	5.16%	5.89%
Specialty	PIMCO All Asset Portfolio (Administrative Class)(4) Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliate, LLC	1.28%*	8.01%	7.95%	4.65%
Specialty	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)(4) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.34%*	1.23%	2.54%	-5.49%
Specialty	Vanguard VIF Real Estate Index Portfolio(4) Adviser: The Vanguard Group, Inc. Sub-Adviser: N/A	0.26%	-4.85%	5.66%	8.60%
(1)
These are fund-of-fund investment choices. They are known as fund-of-funds because they invest in other underlying funds. A Fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

(2)
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee that it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yields in the Divisions that invest in this Fund could be negative.

(3)
The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A Fund offered in a master-feeder structure may have higher expenses that than those of a Fund that invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectus for more information about this “feeder” fund.

(4)
Specialty funds are an all-encompassing category that consists of funds that forego broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.

*
These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for policy Owners and will continue past the current year.

**	Prior to May 1, 2021, known as American Funds Insurance Series Global Growth and Income Fund
Prior to May 1, 2021, known as American Funds Insurance Series Bond Fund
Prior to May 1, 2021, known as American Funds Insurance Series U.S. Government/AAA-Rated Securities Fund

Prior to May 1, 2021, known as American Funds Insurance Series Blue Chip Income and Growth Fund
Prior to July 1, 2021, known as Ivy VIP Asset Strategy
Prior to July 1, 2021, known as Ivy VIP Science and Technology Portfolio
Prior to April 30, 2021 known as Invesco Oppenheimer V.I. Total Return Bond Fund
Prior to April 30, 2021 known as Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Prior to April 30, 2021 known as Invesco Oppenheimer V.I. Global Strategic Income Fund
Prior to April 30, 2021 known as Invesco Oppenheimer V.I. Main Street Fund®

Appendix B
Mortality & Expense Credit
Fund Name	M&E Credit per Annum
American Century Investments VP Capital Appreciation Fund (Class I)	0.35
American Century VP Inflation Protection Fund (Class II)	0.35
American Century VP International Fund (Class I)	0.35
American Funds Insurance Series® American High-Income Trust (Class 1A)	0.25
American Funds Insurance Series® Asset Allocation Fund (Class 1)	0.00
American Funds Insurance Series® Capital World Bond Fund (Class 1)	0.00
American Funds Insurance Series® Capital World Growth and Income Fund (Class 1A)	0.25
American Funds Insurance Series® Global Growth Fund (Class 1)	0.00
American Funds Insurance Series® Global Small Capitalization Fund (Class 1)	0.00
American Funds Insurance Series® Growth-Income Fund (Class 1A)	0.25
American Funds Insurance Series® International Growth And Income Fund (Class 1)	0.00
American Funds Insurance Series® New World Fund (Class 1)	0.00
American Funds Insurance Series® The Bond Fund of America® (Class 1A)	0.25
American Funds Insurance Series® U.S. Government Securities Fund® (Class 1A)	0.25
American Funds Insurance Series® Washington Mutual Investors FundSM (Class 1A)	0.25
BlackRock Basic Value V.I. Fund (Class I)	0.25
BlackRock High Yield V.I. Fund (Class I)	0.15
BlackRock Small Cap Index V.I. Fund (Class III)	0.00
BlackRock Total Return V.I. Fund (Class I)	0.15
BNY Mellon MidCap Stock Portfolio (Service Shares)	0.40
Delaware Ivy VIP Asset Strategy (Class II)	0.50
Delaware Ivy VIP Science and Technology (Class II)	0.25
Delaware VIP® Emerging Markets Series (Service Class)	0.40
Delaware VIP® Small Cap Value Series Portfolio (Service Class)	0.40
DFA VA Global Bond Portfolio (Institutional Class)	0.00
DFA VA International Small Portfolio (Institutional Class)	0.00
DFA VA U.S. Large Value Portfolio (Institutional Class)	0.00
DFA VA U.S. Targeted Value Portfolio (Institutional Class)	0.00

Fund Name	M&E Credit per Annum
DFA VIT Inflation-Protected Securities Portfolio (Institutional Class)	0.00
Eaton Vance VT Floating-Rate Income Fund (ADV Class)	0.25
Fidelity® VIP Bond Index PortfolioSM (Service Class 2)	0.30
Fidelity® VIP Contrafund PortfolioSM (Initial Class)	0.15
Fidelity® VIP Extended Market Index PortfolioSM (Service Class 2)	0.30
Fidelity VIP Freedom® 2020 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2025 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2030 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2035 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2040 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2045 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2050 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2055 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2060 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2065 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® Income PortfolioSM (Service Class)	0.20
Fidelity® VIP Growth Fund (Service Class)	0.15
Fidelity® VIP Index 500 Portfolio (Service Class)	0.15
Fidelity® VIP International Index Portfolio (Service Class 2)	0.30
Fidelity® VIP Overseas Portfolio (Initial Class)	0.15
Fidelity® VIP Real Estate Portfolio (Service Class)	0.15
Fidelity® VIP Total Market Index Portfolio (Service Class 2)	0.30
Franklin Mutual Global Discovery VIP Fund (Class 2)	0.35
Franklin Small Cap Value VIP Fund (Class 2)	0.35
Franklin Strategic Income VIP Fund (Class 2)	0.35
Goldman Sachs Core Fixed Income Fund (Service)	0.25
Goldman Sachs Growth Opportunities Fund (Service)	0.25
Goldman Sachs International Equity Insights Fund (Institutional)	0.20
Goldman Sachs Mid Cap Value Fund (Institutional)	0.20
Goldman Sachs Small Cap Equity Insights Fund (Institutional)	0.20
Invesco Oppenheimer V.I. International Growth Fund (Series I)	0.22

Fund Name	M&E Credit per Annum
Invesco V.I. American Franchise Fund (Series I)	0.25
Invesco V.I. Comstock Fund (Series I)	0.25
Invesco V.I. Discovery Mid Cap Growth Fund - (Series I)	0.22
Invesco V.I. Diversified Dividend Fund (Series I)	0.25
Invesco V.I. Global Fund (Series I)	0.22
Invesco V.I. Global Real Estate Fund (Series I)	0.25
Invesco V.I. Global Strategic Income Fund (Series I)	0.22
Invesco V.I. International Growth Fund (Series I)	0.25
Invesco V.I. Main Street Fund® (Series I)	0.22
Invesco V.I. Small Cap Equity Fund (Series I)	0.25
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1 Shares)	0.25
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)	0.25
Lord Abbett Series Fund Mid-Cap Stock VC Portfolio	0.35
MFS® Blended Research® Core Equity Portfolio (Initial Class)	0.25
MFS® Global Real Estate Portfolio (Initial Class)	0.25
MFS® Growth Series (Initial Class)	0.25
MFS® Government Securities Portfolio (Initial Class)	0.25
MFS® International Intrinsic Value Portfolio (Initial Class)	0.25
MFS® Mid Cap Value Portfolio (Initial Class)	0.25
MFS® Utilities Series (Initial Class)	0.25
MFS® Value Series (Initial Class)	0.25
MML American Funds Core Allocation (Service Class I)	0.50
MML American Funds Growth Fund (Service Class I)	0.50
MML American Funds International Fund (Service Class I)	0.50
MML Aggressive Allocation Fund (Initial Class)	0.15
MML Balanced Allocation Fund (Initial Class)	0.15
MML Blue Chip Growth Fund (Initial Class)	0.15
MML Blend Fund (Initial Class)	0.15
MML Conservative Allocation Fund (Initial Class)	0.15
MML Dynamic Bond Fund (Class II)	0.15
MML Focused Equity Fund (Class II)	0.15

Fund Name	M&E Credit per Annum
MML Fundamental Equity Fund (Class II)	0.15
MML Fundamental Value Fund (Class II)	0.15
MML International Equity Fund (Class II)	0.15
MML Equity Fund (Initial Class)	0.15
MML Equity Income Fund (Initial Class)	0.15
MML Foreign Fund (Initial Class)	0.15
MML Global Fund (Service Class I)	0.40
MML Growth & Income Fund (Initial Class)	0.15
MML Growth Allocation Fund (Initial Class)	0.15
MML High Yield Fund (Class II)	0.15
MML Income & Growth Fund (Initial Class)	0.15
MML Inflation-Protected and Income Fund (Initial Class)	0.15
MML Large Cap Growth Fund (Initial Class)	0.15
MML Managed Bond Fund (Initial Class)	0.15
MML Managed Volatility Fund (Initial Class)	0.15
MML Mid Cap Growth Fund (Initial Class)	0.15
MML Mid Cap Value Fund (Initial Class)	0.15
MML Moderate Allocation Fund (Initial Class)	0.15
MML Short-Duration Bond Fund (Class II)	0.15
MML Small Cap Equity Fund (Initial Class)	0.15
MML Small Cap Growth Equity Fund (Class Initial)	0.15
MML Small/Mid Cap Value Fund (Initial Class)	0.15
MML Small Company Value Fund (Class II)	0.15
MML Strategic Emerging Markets Fund (Class II)	0.15
MML Total Return Bond Fund (Class II)	0.15
MML U.S. Government Money Market Fund (Initial Class)	0.15
PIMCO Global Bond Opportunities Portfolio (Unhedged) (Administrative Class)	0.30
PIMCO All Asset Portfolio (Administrative Class)	0.30
PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	0.25
PIMCO Emerging Markets Bond Portfolio (Advisor Class)	0.25
PIMCO High Yield Portfolio (Administrative Class)	0.30

Fund Name	M&E Credit per Annum
PIMCO Long-Term U.S. Government Portfolio (Administrative Class)	0.30
PIMCO Real Return Portfolio (Administrative Class)	0.30
PIMCO Total Return Portfolio (Administrative Class)	0.30
T. Rowe Price Limited-Term Bond Portfolio	0.15
Templeton Global Bond VIP Fund (Class 1)	0.15
TOPS® Aggressive Growth ETF Portfolio (Class 1)	0.00
TOPS® Balanced ETF Portfolio (Class 1)	0.00
TOPS® Conservative ETF Portfolio (Class 1)	0.00
TOPS® Growth ETF Portfolio (Class 1)	0.00
TOPS® Moderate Growth ETF Portfolio (Class 1)	0.00
Vanguard VIF Balanced Portfolio	0.00
Vanguard VIF Capital Growth Portfolio	0.00
Vanguard VIF Diversified Value Portfolio	0.00
Vanguard VIF Equity Income Portfolio	0.00
Vanguard VIF Growth Portfolio	0.00
Vanguard VIF High-Yield Bond Portfolio	0.00
Vanguard VIF International Portfolio	0.00
Vanguard VIF Short-Term Investment-Grade Portfolio	0.00

Appendix C
Hypothetical Examples of Death Benefit Option Changes
The following are hypothetical examples of death benefit option changes. All examples assume the Minimum Death Benefit does not apply.
Example I – Change from Option 2 to Option 1
For a change from Option 2 to Option 1, the Base Selected Face Amount is increased by the amount of the Account Value on the effective date of the change.
For example, if the policy has a Base Selected Face Amount of $500,000 and an Account Value of $25,000, the death benefit under Option 2 is equal to the Base Selected Face Amount plus the Account Value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Base Selected Face Amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the Base Selected Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.
Example II – Change from Option 3 to Option 1
For a change from Option 3 to Option 1, the Base Selected Face Amount is increased by the amount of the premiums paid (and not refunded) to the effective date of the change.
For example, if a policy has a Base Selected Face Amount of $500,000, and premium payments of $12,000 have been made to date, the death benefit under Option 3 is equal to the Base Selected Face Amount plus the premiums paid (and not refunded), or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Base Selected Face Amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the Base Selected Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.
Example III – Change from Option 1 to Option 2, or Change from Option 1 to Option 3, or Change from Option 2 to Option 3, or Change from Option 3 to Option 2.
For any of these death benefit option changes, the Base Selected Face Amount will equal the Base Selected Face Amount before the change.
For example, if the policy has a Base Selected Face Amount of $700,000, the Base Selected Face Amount after the change will remain $700,000.

Appendix D
Example of Overloan Protection Rider Operation
The calculations below show an example of how the Overloan Protection Rider operates using a sample policy with the Overloan Protection Rider assuming the following:
•	The policy is in Policy Year 21, policy month 1.
•	The Insured is Attained Age 80.
•	The policy is not a MEC.
•	The policy is issued under the Guideline Premium Test.
•	The policy’s Death Benefit Option is Option 2.
•	The Account Value immediately preceding the activation of the Overloan Protection Rider is $125,000.
•	The loaned Account Value immediately preceding the activation of the Overloan Protection Rider is $120,000.
•	Activating the Overloan Protection Rider will not cause the policy to become a MEC or fail the Guideline Premium Test.
•	All amounts that may be withdrawn from the policy without the imposition of federal income tax have been taken as partial surrenders prior to exercise of the rider.
Upon exercising the Overloan Protection Rider:
•	The one-time rider charge is deducted: = [Account Value x Overloan Protection Rider charge] = [$125,000 x 3.19%] = $3,987.50.
•
The Overloan Rider Trigger is met. The Overloan Rider Trigger point is 96% for Attained Age 80. The ratio of the Policy Debt to the Account Value less the deduction for the one-time rider charge = [loaned Account Value/(Account Value – Overloan Protection Rider charge)] = [$120,000/($125,000 – $3,987.50)] = 99.2%. 99.2% ≥ 96%.

•	The Death Benefit Option is changed from Option 2 to Option 1.
•
The remaining non-loaned Account Value is the Account Value less the Policy Debt less the one-time rider charge. The non-loaned Account Value = [Account Value – loaned Account Value – Overloan Protection Rider charge] = [$125,000 – $120,000 – $3,987.50] = $1,012.50. This amount is transferred to the GPA and will accrue interest at not less than the policy’s guaranteed minimum interest rate for the GPA.

•	The policy becomes a paid-up policy and the Selected Face Amount = [Account Value after the rider charge is taken x Minimum Death Benefit factor] = [($125,000 – $3,987.50) x 105%] = $127,063.13.
•	The Policy Debt of $120,000 will continue to accrue interest at the applicable rate and the loaned Account Value of $120,000 will continue to accrue interest at the applicable rate.

Appendix E
Examples of Charge Blending
The tables and the calculations below show examples of how actual charges would be determined using a sample policy assuming the following:
•	The policy is in Policy Year 2, policy month 1.
•	The Total Selected Face Amount is $1,000,000.
•	The Base Selected Face Amount $800,000 and the Term Rider Selected Face Amount is $200,000.
•	The policy is issued on a guaranteed basis for a 45 year-old male nonsmoker.
•	The policy is funded by seven annual premium payments of $73,590.
•	The Account Value immediately preceding the cost of insurance charge deduction in Policy Year 2, policy month 1 is $100,000.
•	The monthly equivalent of the minimum annual interest rate for the fixed account value is 0.0008295.
All of the tables and calculations examples use current charges. If maximum charges were used in these examples, the charges would be higher.
Example of Premium Load Charge
Total Premium Load Charge: Deducted from each premium payment
Policy Year	Target Premium Charge	Excess Premium Charge	Target Premium Paid	Excess Premium Paid
2	6.55%	0.50%	$58,872	$14,718
Using the charges in the table above and the assumptions in the example listed above, the Premium Load Charge is calculated as shown below.
Premium Load Charge =
[(Target Premium) x (Target Premium Charge)]
+
[(Excess Premium) x (Excess Premium Charge)]
= [($58,872) x (0.0655)]
+ [($14,718) x (0.0050)]
= $3,929.71 of the premium received during Policy Year 2

Example of Face Amount Charge
Total Face Amount Charge: Deducted Monthly from Account Value
Policy Year	Base Face Amount Monthly Charge per $1,000	Term Rider Face Amount Monthly Charge per $1,000
2	$0.025	$0.025
Using the charges in the table above and the assumptions in the example listed above, the Total Face Amount charge is calculated as shown below.
Total Face Amount Charge per Month =
[(Base Selected Face Amount) x (Base Face Amount Charge)]
+
[(Term Rider Selected Face Amount) x (Term Rider Face Amount Charge)]
= [($800,000)/1,000 x ($0.025)]
+
[($200,000)/1,000 x ($0.025)]
= [($800) x ($0.025)]
+
[($200) x ($0.025)]
= [($20.00)]
+
[($5.00)]
= $25.00 deducted monthly from the Account Value in Policy Year 2
Example of Cost of Insurance Charge
Cost of Insurance Charge: Deducted Monthly from Account Value*
Policy Year	Base Monthly Cost of Insurance Charge per $1,000 of Insurance Risk*	Term Monthly Cost of Insurance Amount Charge per $1,000 of Insurance Risk*
2	$0.046	$0.046
*	Cost of insurance charge rates change each Policy Year based on the issue age of the Insured and the Policy Year.
Using the charges in the table above and the assumptions in the example listed above, the cost of insurance charge is calculated as shown below.
Total Cost of Insurance Charge =
[(Base Net Amount at Risk) x (Base Monthly Cost of Insurance Charge)]
+
[(Term Net Amount at Risk) x (Term Monthly Cost of Insurance Charge)]
= [[($800,000/1.008295) – $100,000]/$1,000 x ($0.046)]
+
[[($200,000)/(1.0008295)]/1,000 x ($0.046)]
= [($699.42) x ($0.046)]
+
[($199.83) x ($0.046)]
= [($32.17)]
+
[($9.19)]
= $41.36 deducted from the Account Value in the first month of Policy Year 2

Appendix F
Example of Amount of Monthly Term Insurance and Term Cost of Insurance Charge Calculation
The calculations below show an example of how the amount of monthly term insurance and the corresponding term cost of insurance charge would be determined using a sample policy with the term rider assuming the following:
•	The policy is in Policy Year 6, policy month 1.
•	The policy is issued on a guaranteed basis for a 45 year-old male non-smoker.
•	The policy is issued under the Cash Value Accumulation Test.
•	The policy’s Death Benefit Option is Option 1.
•	The Total Selected Face Amount is $1,000,000.
•	The Base Selected Face Amount $800,000 and the Term Rider Selected Face Amount is $200,000.
•	The policy is funded by seven annual premium payments of $73,590.
•	The Account Value immediately preceding the cost of insurance charge deduction in Policy Year 6, policy month 1 is $450,000.
•	The Minimum Death Benefit factor for a 50 year-old male non-smoker is 1.89.
•	The monthly equivalent of the minimum annual interest rate for the fixed Account Value is 0.0008295.
•	The term monthly cost of insurance charge per $1,000 of Insurance Risk in Policy Year 6 is $0.09.
Amount of monthly term insurance
The calculation of the amount of monthly term insurance in Policy Year 6, policy month 1 is shown below:
Amount of monthly term insurance
= Term Rider Selected Face Amount – (Minimum Death Benefit – Base Selected Face Amount)*
= $200,000 – (($450,000 x 1.89) – $800,000)
= $200,000 – ($850,500 – $800,000)
= $200,000 – $50,500
= $149,500 of monthly term insurance in Policy Year 6, policy month 1
*	This amount will not be less than zero.
Monthly Term Insurance Cost of Insurance Charge
The calculation of the term cost of insurance charge in Policy Year 6, policy month 1 is shown below:
Term Rider Cost of Insurance Charge
= [(Term Net Amount at Risk) x (Term Monthly Cost of Insurance Charge)]
= [($149,500/1.0008295)/1,000] x $0.09
= [$149,376.09/1,000] x $0.09
= $149.38 x $0.09
= $13.44 deducted from the account value in the first month of
Policy Year 6 for the monthly term cost of insurance charge

Appendix G
Factors Used in Calculating the Cash Surrender Value Enhancement Benefit
The tables below show the current factors used to calculate the Cash Surrender Value Enhancement Benefit for the first and last month of each Policy Year. The actual calculation will depend on the month the policy is surrendered. Policy Owners may, free of charge, request a calculation of their current Cash Surrender Value Enhancement Benefit by contacting our Administrative Office.
	Base Enhancement Percentage		Term Enhancement Percentage
Policy Year	Month 1	Month 12	Month 1	Month 12
1	6.10%	8.87%	3.05%	4.44%
2	8.70%	7.84%	4.35%	3.92%
3	8.30%	7.08%	4.15%	3.54%
4	7.57%	6.33%	3.79%	3.17%
5	6.62%	5.40%	3.31%	2.70%
6	5.51%	4.33%	2.76%	2.17%
7	4.52%	3.34%	2.26%	1.67%
8	3.26%	2.45%	1.63%	1.23%
9	2.38%	1.50%	1.19%	0.75%
10	1.44%	0.75%	0.72%	0.38%
11	0.00%	0.00%	0.00%	0.00%

Example of Cash Surrender Value Enhancement Benefit (using the factors available in the tables above)
In this example, we will assume the following:
•	A full surrender is requested in the last month of Policy Year 2.
•	The sum of all premiums paid, less the sum of all withdrawals, and less any Policy Debt is $200,000.
•	The Base Selected Face Amount allocation (as a percentage of the Total Selected Face Amount) is 75%.
•	The Term Rider Selected Face Amount allocation (as a percentage of the Total Selected Face Amount) is 25%.
Using the charges in the table above and the assumptions in the example listed above, the Cash Surrender Value Enhancement Benefit is calculated as shown below:
Cash Surrender Value Enhancement Benefit =
[(Base Selected Face Amount Allocation x Base Enhancement Percentage)
+
(Term Rider Selected Face Amount Allocation x Term Enhancement Percentage)]
x
[Sum of all premiums paid, less the sum of all withdrawals, and less any Policy Debt]
= [(0.75 x 7.84%)
+
(0.25 x 3.92%)]
x
[200,000]
= 6.86%
x
$200,000
= $13,720.00 Cash Surrender Value Enhancement Benefit

Example of Cash Surrender Value Enhancement Rider Charge Calculation
Total Rider Charge: Deducted from each premium payment*
Policy Year	Base Selected Face Amount Percentage Charge	Term Rider Selected Face Amount Percentage Charge
2	0.50%	0.50%
•	Rider charge assessed in Policy Years 1–7.
In this example, we will assume the following:
•	A $50,000 premium is paid in Policy Year 2.
•	The Base Selected Face Amount Allocation (as a percentage of the Total Selected Face Amount) is 75%.
•	The Term Rider Selected Face Amount Allocation (as a percentage of the Total Selected Face Amount) is 25%.
Using the charges in the table above and the assumptions in the example listed above, the rider charge deducted from the $50,000 premium payment is calculated as shown below:
Rider Charge =
[(Base Selected Face Amount Allocation x Base Selected Face Amount Percentage Charge)
+
(Term Rider Selected Face Amount Allocation x Term Rider Selected Face Amount Percentage Charge)]
x
[Premium Paid]
= [(0.75 x 0.50%)
+
(0.25 x 0.50%)]
x
[$50,000]
= 0.50%
x
$50,000
= $250.00 of the premium payment

The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.
Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov) and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office:
Massachusetts Mutual Life Insurance Company
BOLICOLI Document Management Hub
1295 State Street
PO Box 2488
Springfield, MA 01101-2488
(800) 665-2654
(Fax) (860) 562-6154
(E-mail) BOLICOLIService@MassMutual.com
www.MassMutual.com
You can also request, free of charge, a personalized illustration of death benefits, Surrender Values, and Account Values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-09020
Securities Act file number: 333-259818
Class (Contract) Identifier: C000232693

STATEMENT OF ADDITIONAL INFORMATION
C.M. LIFE INSURANCE COMPANY
(Depositor)
C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)
C.M. Life Electrum SelectSM
December 22, 2021
This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated December 22, 2021, for the C.M. Life Electrum SelectSM policy. The C.M. Life Electrum Select policy and its prospectus may be referred to in this SAI.
For a copy of the prospectus, call (800) 665-2654, visit online at www.MassMutual.com/Electrum-Select, send an email request to BOLICOLIService@MassMutual.com, or write to: Massachusetts Mutual Life Insurance Company, BOLI/COLI Document Management Hub, 1295 State Street, PO Box 2488, Springfield, Massachusetts 01101-2488.

	SAI	Prospectus
General Information and History	2
Company	2	16
The Separate Account	2	16
Services	2
Additional Information About the Operation of the Policy and the Registrant	2
Purchase of Shares in the Funds	2
Annual Reports	3
Underwriters	3	53
Commissions	3	53
Additional Information	4
Underwriting Procedures	4
Special Purchase Plans – Reduction of Charges	4
Increases in Base Selected Face Amount	4	34
Performance Data	4
Experts	4
Financial Statements	5	55
The Registrant	5
The Depositor	5
1

GENERAL INFORMATION AND HISTORY
Company
C.M. Life Insurance Company (C.M. Life) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. C.M. Life was established on April 25, 1980 and is organized as a mutual life insurance company in the State of Connecticut.
MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financials Advisors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Workplace Solutions.
MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001. C.M. Life’s home office is located at 1295 State Street, Springfield, MA 01111-0001.
The assets of our General Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. You should be aware that, unlike the Separate Account, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. In addition, because of exemptive and exclusionary provisions, the General Account, unlike the Separate Account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). Because of this, the General Account is generally not subject to the provisions of the 1933 Act or the 1940 Act. However, disclosures regarding the General Account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.
The Separate Account
We established C.M. Life Variable Life Separate Account I (Separate Account) as a separate account under Connecticut law on February 2, 1995. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.
The Separate Account holds the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.
We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the policy (or other policies that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the policy.
SERVICES
The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account (GPA), the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and Divisions of that segment. The Company’s principal business address is 1295 State Street, Springfield, MA 01111-0001.
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT
Purchase of Shares in the Funds
Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.
Because the underlying Funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the Fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying Funds’ board to resolve the conflict.
2

Annual Reports
Each year within 30 calendar days after the Policy Anniversary, we will provide the Policy Owner a report showing the following policy information:
•	the Account Value at the beginning of the previous Policy Year;
•	all premiums paid since that time;
•	all additions to and deductions from the Account Value during the Policy Year; and
•	the Account Value, death benefit, Surrender Value and Policy Debt as of the current Policy Anniversary.
This report may contain additional information if required by any applicable law or regulation.
UNDERWRITERS
The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors serves as principal underwriter for the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.
MMLIS is located at 1295 State Street, Springfield, MA 01111-0001. MML Distributors is located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MML Distributors are registered with the SEC as broker- dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).
Commissions
Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers. As the policy has not yet been offered for sale, there are no commissions paid and reported at this time.
MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of FINRA (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.
We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.
Agents or selling brokers who sell the policies receive commissions as a percentage of premiums paid as well as a percentage of the annual policy Account Value. General agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 26% of premiums, plus 0.10% of the policy’s average annual Account Value.
We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.
Agents and general agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.
We may pay independent, third party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.
While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker- dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.
The offering is on a continuous basis.
3

ADDITIONAL INFORMATION
Underwriting Procedures
The maximum cost of insurance charges are based on the 2017 Commissioners’ Standard Ordinary Mortality Table, male or female, the non-smoker or smoker table, and age of the insured on his/her last birthday. For policies issued on a unisex basis, these rates are calculated using the 2017 Commissioners’ Standard Ordinary Mortality Table, 80% male, the non-smoker or smoker table, and age of the Insured on his/her last birthday.
Special Purchase Plans — Reduction of Charges
We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges) where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain groups, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:
•	the number of insureds;
•	the total premium expected to be paid;
•	total assets under management for the Policy Owner;
•	the nature of the relationship among individual insureds;
•	the purpose for which the policies are being purchased; and
•	the expected persistency of individual policies.
The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Policy Owners which reflects differences in costs of services.
Increases in Base Selected Face Amount
Additional coverage acquired in accordance with an increase in Base Selected Face Amount will incur cost of insurance charges on the same basis as the original contract. Following an increase in Base Selected Face Amount, cash values and premium payments are applied to the total contract, with no distinct assignment to the original contract and the increased portion.
PERFORMANCE DATA
From time to time, we may report actual historical performance of the investment funds underlying each Separate Account Division. These returns will reflect the fund operating expenses but they will not reflect the mortality and expense risk charge, any deductions from premiums, monthly charges assessed against the Account Value of the policy, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.
The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.
We currently post investment performance reports for the underlying funds available in the C.M. Life Electrum Select product on our website at www.MassMutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at (800) 665-2654, Monday – Friday, 8 AM to 5 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.
We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.
EXPERTS
The financial statements of C.M. Life Variable Life Separate Account I as of December 31, 2020 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company (the Company) as of December 31, 2020 and 2019, and for each of the years in the three-year period ended December 31, 2020, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. The audit report on the financial statements of the Company, dated February 24, 2021, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department (statutory accounting practices), which is a basis of accounting other than
4

U.S. generally accepted accounting principles. Accordingly, the audit report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.
FINANCIAL STATEMENTS
The Registrant
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2020
Statements of Operations and Changes in Net Assets for the years ended December 31, 2020 and 2019
Notes to Financial Statements

The Depositor
Independent Auditors’ Report
Statutory Statements of Financial Position as of December 31, 2020 and 2019
Statutory Statements of Operations for the years ended December 31, 2020, 2019 and 2018
Statutory Statements of Changes in Shareholder's Equity for the years ended December 31, 2020, 2019 and 2018
Statutory Statements of Cash Flows for the years ended December 31, 2020, 2019 and 2018
Notes to Statutory Financial Statements
5

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of C.M. Life Insurance Company and Policy Owners of C.M. Life Variable Life Separate Account I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of C.M. Life Variable Life Separate Account I (comprised of the divisions/sub-accounts listed in Appendix A to the opinion) (collectively, “the Separate Account”) as of December 31, 2020, the related statements of operations and changes in net assets for each of the years (as described in Appendix A) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2020, the results of its operations and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

 /s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

March 10, 2021

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

F-1

Appendix A

C.M. Life Variable Life Separate Account I is comprised of the following divisions/sub-accounts and the activities of each division/sub-account have been included within the accompanying statements of assets and liabilities as of December 31, 2020 and the related statements of operations and changes in net assets for each of the years in the two-year period then ended.

Divisions/Sub-Accounts	Divisions/Sub-Accounts

American Century VP Disciplined Core Value Division*	Janus Henderson Balanced Division
American Century VP Value Division	Janus Henderson Forty Division
American Funds® Asset Allocation Division	Janus Henderson Global Research Division
American Funds® Growth-Income Division	MFS® Investors Trust Division
DWS Small Cap Index Division*	MFS® New Discovery Division
Fidelity® VIP Contrafund® Division	MML Blend Division
Fidelity® VIP Index 500 Sub-Account	MML Blue Chip Growth Division
Franklin Small Cap Value VIP Division	MML Equity Division
Goldman Sachs Strategic Growth Division	MML Equity Index Division
Invesco Oppenheimer V.I. Capital Appreciation Division**	MML Inflation-Protected and Income Division
Invesco Oppenheimer V.I. Conservative Balanced Division**	MML Managed Bond Division
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division**	MML Managed Volatility Division
Invesco Oppenheimer V.I. Global Division**	MML Small Cap Equity Division
Invesco Oppenheimer V.I. Global Strategic Income Division**	MML Small Cap Growth Equity Division
Invesco Oppenheimer V.I. International Growth Division**	MML U.S. Government Money Market Division
Invesco Oppenheimer V.I. Main Street Division**	T. Rowe Price Blue Chip Growth Division
Invesco Oppenheimer V.I. Total Return Bond Division**	T. Rowe Price Equity Income Division
Invesco V.I. Diversified Dividend Division	T. Rowe Price Mid-Cap Growth Division
Invesco V.I. Health Care Division*	Templeton Foreign VIP Division
Invesco V.I. Technology Division

*	See Note 2 to the financial statements for the previous name of this division.

**	See Note 2 to the financial statements for information regarding the merger of this division.

F-2

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American		American					Franklin
	Century	American	Funds®	American	DWS	Fidelity®	Fidelity®	Small Cap
	VP Disciplined	Century	Asset	Funds®	Small Cap	VIP	VIP	Value
	Core Value	VP Value	Allocation	Growth-Income	Index	Contrafund®	Index 500	VIP
	Division	Division	Division	Division	Division	Division	Sub-Account	Division

ASSETS
Investments
Number of shares	2,801,650	208,672	396,620	211,619	283,925	1,567,288	2	292,535
Identified cost	$22,087,668	$1,885,110	$8,761,488	$9,580,553	$4,230,408	$45,760,722	$709	$4,589,746
Value	$28,800,961	$2,330,864	$10,395,401	$11,567,114	$4,937,452	$75,496,263	$741	$4,241,751
Receivable from C.M. Life Insurance Company	7	-	-	-	-	-	-	-
Total assets	28,800,968	2,330,864	10,395,401	11,567,114	4,937,452	75,496,263	741	4,241,751

LIABILITIES
Payable to C.M. Life Insurance Company	-	2	3	10	14	5	9	12
NET ASSETS (For variable life insurance policies)	$28,800,968	$2,330,862	$10,395,398	$11,567,104	$4,937,438	$75,496,258	$732	$4,241,739

Outstanding Units
Policy owners	8,760,196	590,772	2,612,782	2,310,967	1,145,219	12,860,701	93	833,367

UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$7.87	$-
Survivorship Variable Universal Life	3.78	4.09	4.09	5.16	4.61	7.20	-	5.25
Variable Universal Life	3.28	3.88	3.88	4.89	4.18	5.92	-	4.98
Survivorship Variable Universal Life II	3.00	4.09	4.09	5.16	4.45	5.22	-	5.25

See Notes to Financial Statements.

F-3

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

	Goldman	Invesco	Invesco		Invesco	Invesco		Invesco
	Sachs	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.
	Strategic	Capital	Discovery	Oppenheimer V.I.	Global	International	Oppenheimer V.I.	Total Return
	Growth	Appreciation	Mid Cap Growth	Global	Strategic Income	Growth	Main Street	Bond
	Division	Division	Division	Division	Division	Division	Division	Division

ASSETS
Investments
Number of shares	426,170	831,530	671,546	1,213,148	1,771,470	1,942,785	505,077	361,519
Identified cost	$5,209,528	$43,679,991	$43,896,326	$42,221,952	$8,933,397	$4,557,172	$13,614,384	$2,838,747
Value	$6,575,800	$58,489,827	$71,808,371	$63,229,251	$8,573,914	$5,653,510	$15,106,842	$3,047,609
Receivable from C.M. Life Insurance Company	-	-	59	-	4	-	-	-
Total assets	6,575,800	58,489,827	71,808,430	63,229,251	8,573,918	5,653,510	15,106,842	3,047,609

LIABILITIES
Payable to C.M. Life Insurance Company	6	52	-	-	-	5	2	20
NET ASSETS (For variable life insurance policies)	$6,575,794	$58,489,775	$71,808,430	$63,229,251	$8,573,918	$5,653,505	$15,106,840	$3,047,589

Outstanding Units
Policy owners	1,670,007	13,538,141	16,663,788	9,544,563	3,083,588	1,744,201	4,868,492	1,710,803

UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$4.47	$-
Survivorship Variable Universal Life	4.75	5.39	5.11	7.77	2.90	3.33	3.79	1.66
Variable Universal Life	3.81	4.59	4.89	7.11	2.75	3.14	3.04	1.75
Survivorship Variable Universal Life II	4.06	3.27	2.57	4.44	2.84	3.33	3.23	1.86

See Notes to Financial Statements.

F-4

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

						Janus
	Invesco V.I.	Invesco V.I.		Janus	Janus	Henderson	MFS®	MFS®
	Diversified	Health	Invesco V.I.	Henderson	Henderson	Global	Investors	New
	Dividend	Care	Technology	Balanced	Forty	Research	Trust	Discovery
	Division	Division	Division	Division	Division	Division	Division	Division

ASSETS
Investments
Number of shares	45,984	30,329	36,669	89,310	398,781	189,357	6,253	60,430
Identified cost	$1,187,201	$818,394	$884,769	$3,099,779	$14,852,966	$6,868,201	$185,194	$1,138,159
Value	$1,182,711	$1,021,774	$1,340,243	$4,117,203	$22,730,495	$12,046,902	$228,683	$1,629,187
Receivable from C.M. Life Insurance Company	-	-	-	-	2	-	-	-
Total assets	1,182,711	1,021,774	1,340,243	4,117,203	22,730,497	12,046,902	228,683	1,629,187

LIABILITIES
Payable to C.M. Life Insurance Company	13	12	21	13	-	14	24	8
NET ASSETS (For variable life insurance policies)	$1,182,698	$1,021,762	$1,340,222	$4,117,190	$22,730,497	$12,046,888	$228,659	$1,629,179

Outstanding Units
Policy owners	675,691	206,043	421,186	971,923	4,684,583	6,895,680	45,535	198,887

UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	1.78	5.14	3.30	4.41	-	-	5.16	8.54
Variable Universal Life	1.68	4.88	3.12	4.18	4.74	1.71	4.89	8.09
Survivorship Variable Universal Life II	1.78	5.14	3.30	4.41	5.05	1.82	5.16	8.54

See Notes to Financial Statements.

F-5

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

					MML
		MML		MML	Inflation-	MML	MML	MML
	MML	Blue Chip	MML	Equity	Protected	Managed	Managed	Small Cap
	Blend	Growth	Equity	Index	and Income	Bond	Volatility	Equity
	Division	Division	Division	Division	Division	Division	Division	Division

ASSETS
Investments
Number of shares	800,797	338,315	1,490,490	1,839,161	137,365	712,256	177,771	1,439,143
Identified cost	$16,850,752	$5,486,027	$35,144,888	$43,349,165	$1,402,471	$8,982,431	$2,243,588	$13,121,035
Value	$19,854,863	$6,938,842	$37,318,494	$53,409,241	$1,567,332	$9,681,425	$2,450,342	$15,989,557
Receivable from C.M. Life Insurance Company	8	-	-	-	-	-	1	14
Total assets	19,854,871	6,938,842	37,318,494	53,409,241	1,567,332	9,681,425	2,450,343	15,989,571

LIABILITIES
Payable to C.M. Life Insurance Company	-	10	65	19	15	4	-	-
NET ASSETS (For variable life insurance policies)	$19,854,871	$6,938,832	$37,318,429	$53,409,222	$1,567,317	$9,681,421	$2,450,343	$15,989,571

Outstanding Units
Policy owners	5,888,589	2,293,703	14,662,278	14,122,463	809,571	3,648,610	1,103,239	3,051,892

UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	3.60	4.20	2.74	4.49	2.02	2.85	2.26	4.66
Variable Universal Life	3.27	2.94	2.51	3.83	1.91	2.58	2.13	5.39
Survivorship Variable Universal Life II	3.45	3.13	2.73	3.45	2.02	2.75	2.26	5.15

See Notes to Financial Statements.

F-6

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

	MML	MML U.S.	T. Rowe Price		T. Rowe Price	Templeton
	Small Cap	Government	Blue Chip	T. Rowe Price	Mid-Cap	Foreign
	Growth Equity	Money Market	Growth	Equity Income	Growth	VIP
	Division	Division	Division	Division	Division	Division

ASSETS
Investments
Number of shares	476,850	8,882,968	132,357	229,817	2,064,204	295,788
Identified cost	$6,753,289	$8,882,244	$3,650,010	$6,196,086	$54,012,889	$4,161,941
Value	$8,040,815	$8,882,968	$6,711,839	$6,023,504	$69,088,910	$3,928,068
Receivable from C.M. Life Insurance Company	-	-	-	-	9	-
Total assets	8,040,815	8,882,968	6,711,839	6,023,504	69,088,919	3,928,068

LIABILITIES
Payable to C.M. Life Insurance Company	9	106	6	11	-	8
NET ASSETS (For variable life insurance policies)	$8,040,806	$8,882,862	$6,711,833	$6,023,493	$69,088,919	$3,928,060

Outstanding Units
Policy owners	1,763,635	7,052,178	885,192	1,625,637	7,370,682	2,227,458

UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	5.93	1.37	7.85	3.85	10.67	1.94
Variable Universal Life	4.45	1.24	7.44	3.65	9.65	1.71
Survivorship Variable Universal Life II	4.74	1.26	7.85	3.85	7.74	1.82

See Notes to Financial Statements.

F-7

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2020

	American		American					Franklin
	Century	American	Funds®	American	DWS	Fidelity®	Fidelity®	Small Cap
	VP Disciplined	Century	Asset	Funds®	Small Cap	VIP	VIP	Value
	Core Value	VP Value	Allocation	Growth-Income	Index	Contrafund®	Index 500	VIP
	Division	Division	Division	Division	Division	Division	Sub-Account	Division

Investment income
Dividends	$495,912	$47,544	$157,724	$140,647	$42,687	$162,524	$25	$49,003

Expenses
Mortality and expense risk fees and administrative charges	122,636	9,104	37,954	42,776	16,113	307,238	4	14,359

Net investment income (loss)	373,276	38,440	119,770	97,871	26,574	(144,714)	21	34,644

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	583,707	63,099	105,019	151,475	37,786	1,630,116	100	(171,196)
Realized gain distribution	1,277,120	49,861	42,473	269,684	395,026	331,698	-	208,423
Realized gain (loss)	1,860,827	112,960	147,492	421,159	432,812	1,961,814	100	37,227

Change in net unrealized appreciation/depreciation of investments	574,417	(98,665)	845,432	818,227	346,832	15,857,500	29	180,991

Net gain (loss) on investments	2,435,244	14,295	992,924	1,239,386	779,644	17,819,314	129	218,218

Net increase (decrease) in net assets resulting from operations	2,808,520	52,735	1,112,694	1,337,257	806,218	17,674,600	150	252,862

Capital transactions:
Transfer of net premiums	970,607	71,838	334,378	260,099	106,473	1,884,740	5,204	156,056
Transfers due to death benefits	(176,628)	-	(37,466)	(10,825)	(357)	(364,326)	-	(2,195)
Transfers due to withdrawal of funds	(588,771)	(48,799)	(119,633)	(168,183)	(35,967)	(1,576,126)	5	(90,810)
Transfers due to policy loans, net of repayments	(254,584)	(15,714)	(25,572)	(41,810)	(34,669)	(588,985)	(843)	(29,553)
Transfers due to charges for administrative and insurance costs	(937,787)	(61,735)	(286,902)	(251,310)	(91,235)	(2,190,820)	(5,322)	(99,116)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(17,514)	68,291	139,339	11,732	(6,978)	(149,282)	1,358	160,124

Net increase (decrease) in net assets resulting from capital transactions	(1,004,677)	13,881	4,144	(200,297)	(62,733)	(2,984,799)	402	94,506
Total increase (decrease)	1,803,843	66,616	1,116,838	1,136,960	743,485	14,689,801	552	347,368

NET ASSETS, at beginning of the year	26,997,125	2,264,246	9,278,560	10,430,144	4,193,953	60,806,457	180	3,894,371

NET ASSETS, at end of the year	$28,800,968	$2,330,862	$10,395,398	$11,567,104	$4,937,438	$75,496,258	$732	$4,241,739

See Notes to Financial Statements.

F-8

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

	Goldman	Invesco	Invesco		Invesco	Invesco		Invesco
	Sachs	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.
	Strategic	Capital	Discovery	Oppenheimer V.I.	Global	International	Oppenheimer V.I.	Total Return
	Growth	Appreciation	Mid Cap Growth	Global	Strategic Income	Growth	Main Street	Bond
	Division	Division	Division	Division	Division	Division	Division	Division

Investment income
Dividends	$5,024	$-	$22,010	$366,834	$475,209	$45,250	$203,501	$93,977

Expenses
Mortality and expense risk fees and administrative charges	22,608	225,753	273,356	252,505	35,951	17,695	60,948	12,347

Net investment income (loss)	(17,584)	(225,753)	(251,346)	114,329	439,258	27,555	142,553	81,630

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(139,447)	2,171,631	1,596,243	1,376,969	(80,836)	95,417	512,922	11,137
Realized gain distribution	492,458	7,553,111	4,588,296	1,911,314	-	66,833	1,340,172	-
Realized gain (loss)	353,011	9,724,742	6,184,539	3,288,283	(80,836)	162,250	1,853,094	11,137

Change in net unrealized appreciation/depreciation of investments	1,580,141	6,316,364	14,836,782	10,118,642	(122,842)	757,797	(208,192)	162,933

Net gain (loss) on investments	1,933,152	16,041,106	21,021,321	13,406,925	(203,678)	920,047	1,644,902	174,070

Net increase (decrease) in net assets resulting from operations	1,915,568	15,815,353	20,769,975	13,521,254	235,580	947,602	1,787,455	255,700

Capital transactions:
Transfer of net premiums	121,849	1,603,587	1,711,133	1,807,817	410,641	119,972	515,970	139,184
Transfers due to death benefits	(3,529)	(245,460)	(592,249)	(267,366)	(32,676)	(88,293)	(94,337)	(4,203)
Transfers due to withdrawal of funds	(164,343)	(1,604,742)	(1,674,005)	(1,362,805)	(159,662)	(60,064)	(492,110)	(54,522)
Transfers due to policy loans, net of repayments	(10,446)	(523,085)	(877,856)	(528,381)	(37,375)	(30,345)	(151,928)	(25,800)
Transfers due to charges for administrative and insurance costs	(155,214)	(1,696,858)	(1,641,061)	(1,730,580)	(349,540)	(128,040)	(473,601)	(124,050)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(264,288)	(336,740)	60,814	(544,993)	215,149	388,712	47,962	99,335

Net increase (decrease) in net assets resulting from capital transactions	(475,971)	(2,803,298)	(3,013,224)	(2,626,308)	46,537	201,942	(648,044)	29,944
Total increase (decrease)	1,439,597	13,012,055	17,756,751	10,894,946	282,117	1,149,544	1,139,411	285,643

NET ASSETS, at beginning of the year	5,136,197	45,477,720	54,051,679	52,334,305	8,291,801	4,503,961	13,967,429	2,761,946

NET ASSETS, at end of the year	$6,575,794	$58,489,775	$71,808,430	$63,229,251	$8,573,918	$5,653,505	$15,106,840	$3,047,589

See Notes to Financial Statements.

F-9

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

						Janus
	Invesco V.I.	Invesco V.I.		Janus	Janus	Henderson	MFS®	MFS®
	Diversified	Health	Invesco V.I.	Henderson	Henderson	Global	Investors	New
	Dividend	Care	Technology	Balanced	Forty	Research	Trust	Discovery
	Division	Division	Division	Division	Division	Division	Division	Division

Investment income
Dividends	$31,080	$2,884	$-	$57,705	$51,923	$75,232	$1,346	$-

Expenses
Mortality and expense risk fees and administrative charges	3,576	3,854	4,824	18,196	83,077	46,178	857	5,733

Net investment income (loss)	27,504	(970)	(4,824)	39,509	(31,154)	29,054	489	(5,733)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(17,637)	(3,655)	58,757	79,370	283,703	278,488	17,864	35,453
Realized gain distribution	25,847	21,954	104,838	59,007	1,343,803	542,903	6,439	104,724
Realized gain (loss)	8,210	18,299	163,595	138,377	1,627,506	821,391	24,303	140,177

Change in net unrealized appreciation/depreciation of investments	(60,655)	117,656	268,526	312,160	4,878,668	1,105,234	3,337	364,697

Net gain (loss) on investments	(52,445)	135,955	432,121	450,537	6,506,174	1,926,625	27,640	504,874

Net increase (decrease) in net assets resulting from operations	(24,941)	134,985	427,297	490,046	6,475,020	1,955,679	28,129	499,141

Capital transactions:
Transfer of net premiums	15,850	25,456	41,546	81,045	449,557	360,386	11,354	20,719
Transfers due to death benefits	-	(2,880)	(40,461)	(2,757)	(55,722)	(75,221)	(2,770)	(6,059)
Transfers due to withdrawal of funds	(115,485)	(6,726)	(8,227)	(235,909)	(729,223)	(272,374)	(10,589)	(41,794)
Transfers due to policy loans, net of repayments	(3,286)	(4,679)	(18,540)	(12,795)	(108,737)	(107,174)	(1,542)	(13,273)
Transfers due to charges for administrative and insurance costs	(28,593)	(35,173)	(68,948)	(118,510)	(515,325)	(242,107)	(10,955)	(30,665)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	106,028	134,632	55,012	21,536	(182,656)	(65,659)	(22,048)	136,088

Net increase (decrease) in net assets resulting from capital transactions	(25,486)	110,630	(39,618)	(267,390)	(1,142,106)	(402,149)	(36,550)	65,016
Total increase (decrease)	(50,427)	245,615	387,679	222,656	5,332,914	1,553,530	(8,421)	564,157

NET ASSETS, at beginning of the year	1,233,125	776,147	952,543	3,894,534	17,397,583	10,493,358	237,080	1,065,022

NET ASSETS, at end of the year	$1,182,698	$1,021,762	$1,340,222	$4,117,190	$22,730,497	$12,046,888	$228,659	$1,629,179

See Notes to Financial Statements.

F-10

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

					MML
		MML		MML	Inflation-	MML	MML	MML
	MML	Blue Chip	MML	Equity	Protected	Managed	Managed	Small Cap
	Blend	Growth	Equity	Index	and Income	Bond	Volatility	Equity
	Division	Division	Division	Division	Division	Division	Division	Division

Investment income
Dividends	$-	$-	$774,138	$869,613	$1,687	$8,921	$31,301	$68,575

Expenses
Mortality and expense risk fees and administrative charges	77,717	25,251	164,976	204,291	7,202	39,627	7,963	57,362

Net investment income (loss)	(77,717)	(25,251)	609,162	665,322	(5,515)	(30,706)	23,338	11,213

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	534,266	105,693	595,337	1,922,790	12,536	(14,953)	19,692	107,593
Realized gain distribution	791,556	502,583	3,759,116	11,360,355	-	-	-	123,058
Realized gain (loss)	1,325,822	608,276	4,354,453	13,283,145	12,536	(14,953)	19,692	230,651

Change in net unrealized appreciation/depreciation of investments	913,132	1,208,710	(4,269,427)	(5,935,632)	143,944	688,496	94,713	2,419,287

Net gain (loss) on investments	2,238,954	1,816,986	85,026	7,347,513	156,480	673,543	114,405	2,649,938

Net increase (decrease) in net assets resulting from operations	2,161,237	1,791,735	694,188	8,012,835	150,965	642,837	137,743	2,661,151

Capital transactions:
Transfer of net premiums	668,627	138,422	1,641,501	1,242,343	78,433	308,925	85,948	435,414
Transfers due to death benefits	(328,286)	(110,453)	(308,403)	(354,171)	(12,572)	(172,534)	(3,003)	(129,845)
Transfers due to withdrawal of funds	(492,115)	(197,669)	(1,512,795)	(1,261,467)	(62,055)	(282,976)	(142,216)	(355,290)
Transfers due to policy loans, net of repayments	(104,464)	(52,590)	(464,273)	(485,433)	(13,155)	(38,372)	(14,889)	(129,595)
Transfers due to charges for administrative and insurance costs	(871,038)	(175,832)	(1,592,858)	(1,255,858)	(54,510)	(421,033)	(88,238)	(363,850)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	377,557	14,615	(61,424)	(577,682)	54,003	592,527	24,360	(173,199)

Net increase (decrease) in net assets resulting from capital transactions	(749,719)	(383,507)	(2,298,252)	(2,692,268)	(9,856)	(13,463)	(138,038)	(716,365)
Total increase (decrease)	1,411,518	1,408,228	(1,604,064)	5,320,567	141,109	629,374	(295)	1,944,786

NET ASSETS, at beginning of the year	18,443,353	5,530,604	38,922,493	48,088,655	1,426,208	9,052,047	2,450,638	14,044,785

NET ASSETS, at end of the year	$19,854,871	$6,938,832	$37,318,429	$53,409,222	$1,567,317	$9,681,421	$2,450,343	$15,989,571

See Notes to Financial Statements.

F-11

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

	MML	MML U.S.	T. Rowe Price		T. Rowe Price	Templeton
	Small Cap	Government	Blue Chip	T. Rowe Price	Mid-Cap	Foreign
	Growth Equity	Money Market	Growth	Equity Income	Growth	VIP
	Division	Division	Division	Division	Division	Division

Investment income
Dividends	$-	$16,643	$-	$121,173	$-	$117,859

Expenses
Mortality and expense risk fees and administrative charges	27,847	31,959	25,218	23,503	277,554	14,713

Net investment income (loss)	(27,847)	(15,316)	(25,218)	97,670	(277,554)	103,146

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(217,443)	13	395,796	6,214	986,693	(58,857)
Realized gain distribution	777,378	-	211,546	127,178	4,415,964	-
Realized gain (loss)	559,935	13	607,342	133,392	5,402,657	(58,857)

Change in net unrealized appreciation/ depreciation of investments	1,577,919	(14)	1,176,535	(168,441)	7,896,773	(131,634)

Net gain (loss) on investments	2,137,854	(1)	1,783,877	(35,049)	13,299,430	(190,491)

Net increase (decrease) in net assets resulting from operations	2,110,007	(15,317)	1,758,659	62,621	13,021,876	(87,345)

Capital transactions:
Transfer of net premiums	158,748	593,170	106,653	200,960	1,390,704	151,828
Transfers due to death benefits	(105,313)	(7,713)	(17,893)	(19,430)	(307,874)	(99,117)
Transfers due to withdrawal of funds	(243,720)	(1,337,077)	(55,805)	(93,968)	(1,865,517)	(182,519)
Transfers due to policy loans, net of repayments	(45,059)	(76,298)	(67,195)	(44,848)	(676,167)	(31,986)
Transfers due to charges for administrative and insurance costs	(176,260)	(562,471)	(147,385)	(181,293)	(1,831,061)	(122,204)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(110,251)	3,069,754	96,736	179,434	(686,783)	(23,479)

Net increase (decrease) in net assets resulting from capital transactions	(521,855)	1,679,365	(84,889)	40,855	(3,976,698)	(307,477)
Total increase (decrease)	1,588,152	1,664,048	1,673,770	103,476	9,045,178	(394,822)

NET ASSETS, at beginning of the year	6,452,654	7,218,814	5,038,063	5,920,017	60,043,741	4,322,882

NET ASSETS, at end of the year	$8,040,806	$8,882,862	$6,711,833	$6,023,493	$69,088,919	$3,928,060

See Notes to Financial Statements.

F-12

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2019

	American		American					Franklin
	Century	American	Funds®	American	DWS	Fidelity®	Fidelity®	Small Cap
	VP Income	Century	Asset	Funds®	Small Cap	VIP	VIP	Value
	& Growth	VP Value	Allocation	Growth-Income	Index	Contrafund®	Index 500	VIP
	Division	Division	Division	Division	Division	Division	Sub-Account	Division

Investment income
Dividends	$534,810	$44,555	$170,600	$161,528	$42,405	$260,543	$-	$38,632

Expenses
Mortality and expense risk fees and administrative charges	124,120	9,620	36,086	39,829	17,036	266,415	3	15,724

Net investment income (loss)	410,690	34,935	134,514	121,699	25,369	(5,872)	(3)	22,908

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	937,382	137,013	218,538	209,788	86,733	1,025,265	22	(181,444)
Realized gain distribution	2,190,973	121,350	449,973	948,219	349,102	6,297,909	-	615,429
Realized gain (loss)	3,128,355	258,363	668,511	1,158,007	435,835	7,323,174	22	433,985

Change in net unrealized appreciation/ depreciation of investments	1,789,271	204,204	809,888	852,313	395,516	7,638,967	68	385,747

Net gain (loss) on investments	4,917,626	462,567	1,478,399	2,010,320	831,351	14,962,141	90	819,732

Net increase (decrease) in net assets resulting from operations	5,328,316	497,502	1,612,913	2,132,019	856,720	14,956,269	87	842,640

Capital transactions:
Transfer of net premiums	987,753	71,117	307,648	256,348	117,806	1,854,927	4,528	140,954
Transfers due to death benefits	(121,150)	(64,006)	-	(13,458)	(12,212)	(113,730)	-	(109,439)
Transfers due to withdrawal of funds	(1,386,033)	(58,522)	(487,820)	(260,698)	(60,916)	(2,182,649)	(2)	(249,701)
Transfers due to policy loans, net of repayments	(292,202)	(9,659)	(206,302)	(100,815)	(57,772)	(891,095)	(806)	(19,476)
Transfers due to charges for administrative and insurance costs	(983,499)	(66,215)	(312,120)	(242,211)	(95,965)	(1,992,595)	(4,904)	(108,415)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(100,858)	(92,123)	674,055	216,673	(82,731)	(445,176)	631	(33,619)

Net increase (decrease) in net assets resulting from capital transactions	(1,895,989)	(219,408)	(24,539)	(144,161)	(191,790)	(3,770,318)	(553)	(379,696)
Total increase (decrease)	3,432,327	278,094	1,588,374	1,987,858	664,930	11,185,951	(466)	462,944

NET ASSETS, at beginning of the year	23,564,798	1,986,152	7,690,186	8,442,286	3,529,023	49,620,506	646	3,431,427

NET ASSETS, at end of the year	$26,997,125	$2,264,246	$9,278,560	$10,430,144	$4,193,953	$60,806,457	$180	$3,894,371

See Notes to Financial Statements.

F-13

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

	Goldman	Invesco	Invesco		Invesco	Invesco		Invesco
	Sachs	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.
	Strategic	Capital	Discovery	Oppenheimer V.I.	Global	International	Oppenheimer V.I.	Total Return
	Growth	Appreciation	Mid Cap Growth	Global	Strategic Income	Growth	Main Street	Bond
	Division	Division	Division	Division	Division	Division	Division	Division

Investment income
Dividends	$13,828	$25,041	$-	$440,819	$309,685	$44,990	$140,318	$84,479

Expenses
Mortality and expense risk fees and administrative charges	19,185	191,035	238,721	237,598	37,538	17,571	59,272	11,126

Net investment income (loss)	(5,357)	(165,994)	(238,721)	203,221	272,147	27,419	81,046	73,353

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(53,478)	962,126	1,352,022	920,145	(120,519)	60,343	466,876	(5,822)
Realized gain distribution	500,933	3,943,121	6,351,004	6,963,034	-	220,600	2,112,327	-
Realized gain (loss)	447,455	4,905,247	7,703,026	7,883,179	(120,519)	280,943	2,579,203	(5,822)

Change in net unrealized appreciation/depreciation of investments	907,474	7,596,673	8,144,124	4,876,415	656,223	739,801	833,937	152,631

Net gain (loss) on investments	1,354,929	12,501,920	15,847,150	12,759,594	535,704	1,020,744	3,413,140	146,809

Net increase (decrease) in net assets resulting from operations	1,349,572	12,335,926	15,608,429	12,962,815	807,851	1,048,163	3,494,186	220,162

Capital transactions:
Transfer of net premiums	128,923	1,698,479	1,835,792	1,833,510	346,044	144,269	532,939	136,208
Transfers due to death benefits	(1,498)	(57,991)	(61,627)	(128,597)	(491)	(4,071)	(11,169)	-
Transfers due to withdrawal of funds	(180,199)	(1,601,584)	(1,864,414)	(2,093,510)	(376,465)	(351,621)	(414,118)	(42,355)
Transfers due to policy loans, net of repayments	(46,751)	(604,171)	(644,728)	(757,811)	(124,264)	(23,685)	(148,486)	(14,214)
Transfers due to charges for administrative and insurance costs	(146,816)	(1,597,305)	(1,559,452)	(1,718,578)	(348,765)	(141,188)	(491,874)	(118,623)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	91,050	(205,268)	(241,517)	(417,770)	(77,823)	59,104	(296,627)	199,369

Net increase (decrease) in net assets resulting from capital transactions	(155,291)	(2,367,840)	(2,535,946)	(3,282,756)	(581,764)	(317,192)	(829,335)	160,385
Total increase (decrease)	1,194,281	9,968,086	13,072,483	9,680,059	226,087	730,971	2,664,851	380,547

NET ASSETS, at beginning of the year	3,941,916	35,509,634	40,979,196	42,654,246	8,065,714	3,772,990	11,302,578	2,381,399

NET ASSETS, at end of the year	$5,136,197	$45,477,720	$54,051,679	$52,334,305	$8,291,801	$4,503,961	$13,967,429	$2,761,946

See Notes to Financial Statements.

F-14

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

						Janus
	Invesco V.I.	Invesco V.I.		Janus	Janus	Henderson	MFS®	MFS®
	Diversified	Health	Invesco V.I.	Henderson	Henderson	Global	Investors	New
	Dividend	Care	Technology	Balanced	Forty	Research	Trust	Discovery
	Division	Division	Division	Division	Division	Division	Division	Division

Investment income
Dividends	$34,730	$320	$-	$57,578	$24,159	$96,422	$1,580	$-

Expenses
Mortality and expense risk fees and administrative charges	4,209	3,270	3,886	17,222	71,155	43,658	907	5,201

Net investment income (loss)	30,521	(2,950)	(3,886)	40,356	(46,996)	52,764	673	(5,201)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	14,891	(85,682)	49,891	126,117	124,786	277,250	4,446	56,245
Realized gain distribution	64,453	17,763	75,060	86,916	1,274,976	570,613	13,434	187,986
Realized gain (loss)	79,344	(67,919)	124,951	213,033	1,399,762	847,863	17,880	244,231

Change in net unrealized appreciation/depreciation of investments	152,838	285,267	140,596	449,285	3,524,868	1,478,896	38,439	104,842

Net gain (loss) on investments	232,182	217,348	265,547	662,318	4,924,630	2,326,759	56,319	349,073

Net increase (decrease) in net assets resulting from operations	262,703	214,398	261,661	702,674	4,877,634	2,379,523	56,992	343,872

Capital transactions:
Transfer of net premiums	16,689	23,524	35,892	68,184	420,376	382,508	5,308	18,463
Transfers due to death benefits	-	-	-	(9,500)	(17,536)	(9,222)	-	(4,298)
Transfers due to withdrawal of funds	(90,831)	(154,821)	(111,843)	(7,125)	(775,992)	(313,913)	(22)	(140,187)
Transfers due to policy loans, net of repayments	(15,894)	(27,916)	(20,600)	(38,207)	(228,578)	(107,145)	(2,840)	(8,265)
Transfers due to charges for administrative and insurance costs	(41,292)	(42,063)	(49,979)	(132,315)	(490,569)	(265,715)	(10,235)	(38,205)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(18,464)	2,187	77,426	(139,153)	(90,587)	(72,383)	10,196	58,630

Net increase (decrease) in net assets resulting from capital transactions	(149,792)	(199,089)	(69,104)	(258,116)	(1,182,886)	(385,870)	2,407	(113,862)
Total increase (decrease)	112,911	15,309	192,557	444,558	3,694,748	1,993,653	59,399	230,010

NET ASSETS, at beginning of the year	1,120,214	760,838	759,986	3,449,976	13,702,835	8,499,705	177,681	835,012

NET ASSETS, at end of the year	$1,233,125	$776,147	$952,543	$3,894,534	$17,397,583	$10,493,358	$237,080	$1,065,022

See Notes to Financial Statements.

F-15

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

					MML
		MML		MML	Inflation-	MML	MML	MML
	MML	Blue Chip	MML	Equity	Protected	Managed	Managed	Small Cap
	Blend	Growth	Equity	Index	and Income	Bond	Volatility	Equity
	Division	Division	Division	Division	Division	Division	Division	Division

Investment income
Dividends	$432,408	$-	$754,244	$1,297,390	$34,024	$330,735	$36,577	$63,944

Expenses
Mortality and expense risk fees and administrative charges	77,695	22,937	181,045	195,600	6,722	37,941	8,159	61,241

Net investment income (loss)	354,713	(22,937)	573,199	1,101,790	27,302	292,794	28,418	2,703

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	811,724	182,931	416,964	1,621,794	(1,319)	(69,626)	64,079	295,631
Realized gain distribution	876,076	692,014	1,953,861	3,907,382	-	-	-	1,148,380
Realized gain (loss)	1,687,800	874,945	2,370,825	5,529,176	(1,319)	(69,626)	64,079	1,444,011

Change in net unrealized appreciation/depreciation of investments	1,316,023	475,882	5,236,090	4,957,880	77,987	571,678	164,661	1,619,108

Net gain (loss) on investments	3,003,823	1,350,827	7,606,915	10,487,056	76,668	502,052	228,740	3,063,119

Net increase (decrease) in net assets resulting from operations	3,358,536	1,327,890	8,180,114	11,588,846	103,970	794,846	257,158	3,065,822

Capital transactions:
Transfer of net premiums	719,585	140,413	1,758,314	1,297,107	79,481	334,628	87,783	399,169
Transfers due to death benefits	(674,711)	(12,511)	(123,691)	(354,604)	(9,910)	(360,598)	-	(207,082)
Transfers due to withdrawal of funds	(507,266)	(273,393)	(1,399,068)	(1,550,473)	(65,937)	(314,683)	(171,168)	(936,720)
Transfers due to policy loans, net of repayments	(303,624)	(56,060)	(570,307)	(346,418)	(20,874)	(47,761)	(32,725)	(75,169)
Transfers due to charges for administrative and insurance costs	(860,290)	(164,742)	(1,672,241)	(1,282,996)	(77,748)	(446,734)	(84,024)	(378,678)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(238,099)	(42,894)	(562,165)	11,627	118,735	127,484	46,516	(120,220)

Net increase (decrease) in net assets resulting from capital transactions	(1,864,405)	(409,187)	(2,569,158)	(2,225,757)	23,747	(707,664)	(153,618)	(1,318,700)
Total increase (decrease)	1,494,131	918,703	5,610,956	9,363,089	127,717	87,182	103,540	1,747,122

NET ASSETS, at beginning of the year	16,949,222	4,611,901	33,311,537	38,725,566	1,298,491	8,964,865	2,347,098	12,297,663

NET ASSETS, at end of the year	$18,443,353	$5,530,604	$38,922,493	$48,088,655	$1,426,208	$9,052,047	$2,450,638	$14,044,785

See Notes to Financial Statements.

F-16

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

	MML	MML U.S.	T. Rowe Price		T. Rowe Price	Templeton
	Small Cap	Government	Blue Chip	T. Rowe Price	Mid-Cap	Foreign
	Growth Equity	Money Market	Growth	Equity Income	Growth	VIP
	Division	Division	Division	Division	Division	Division

Investment income
Dividends	$-	$128,637	$-	$128,266	$77,238	$70,865

Expenses
Mortality and expense risk fees and administrative charges	27,880	28,318	20,679	25,787	273,443	17,208

Net investment income (loss)	(27,880)	100,319	(20,679)	102,479	(196,205)	53,657

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(50,833)	84	612,864	243,186	2,410,915	15,456
Realized gain distribution	1,055,327	-	127,152	348,873	4,190,152	42,299
Realized gain (loss)	1,004,494	84	740,016	592,059	6,601,067	57,755

Change in net unrealized appreciation/ depreciation of investments	723,505	(84)	499,639	585,864	8,475,964	355,509

Net gain (loss) on investments	1,727,999	-	1,239,655	1,177,923	15,077,031	413,264

Net increase (decrease) in net assets resulting from operations	1,700,119	100,319	1,218,976	1,280,402	14,880,826	466,921

Capital transactions:
Transfer of net premiums	176,136	668,068	99,841	142,483	1,448,535	173,406
Transfers due to death benefits	(131,262)	-	(475,084)	(327,627)	(434,893)	(136,469)
Transfers due to withdrawal of funds	(197,550)	(1,866,125)	(204,143)	(329,511)	(2,371,324)	(109,156)
Transfers due to policy loans, net of repayments	(74,371)	(30,989)	(52,237)	(42,589)	(759,709)	(26,445)
Transfers due to charges for administrative and insurance costs	(177,047)	(572,871)	(130,237)	(189,713)	(1,882,453)	(134,641)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(235)	1,692,530	16,566	43,337	(724,138)	165,675

Net increase (decrease) in net assets resulting from capital transactions	(404,329)	(109,387)	(745,294)	(703,620)	(4,723,982)	(67,630)
Total increase (decrease)	1,295,790	(9,068)	473,682	576,782	10,156,844	399,291

NET ASSETS, at beginning of the year	5,156,864	7,227,882	4,564,381	5,343,235	49,886,897	3,923,591

NET ASSETS, at end of the year	$6,452,654	$7,218,814	$5,038,063	$5,920,017	$60,043,741	$4,322,882

See Notes to Financial Statements.

F-17

C. M. Life Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Variable Life Separate Account I (“the Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on February 2, 1995. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life was formerly a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (“CML”). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (“MassMutual”). Upon the merger, CML’s existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly owned subsidiary of MassMutual.

C.M. Life maintains the following four segments within the Separate Account: Executive Benefit Variable Universal Life, Survivorship Variable Universal Life, Variable Universal Life, and Survivorship Variable Universal Life II.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising from any other C.M. Life business.

2	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2020, the Separate Account consists of forty-one divisions/sub-accounts that invest in the following mutual funds. All of the funds may not be available to all of the four segments of the Separate Account:

The division/Sub-Account listed in the first
Divisions/Sub-Accounts	column invests in the fund in this column
American Century VP Disciplined Core Value Division	American Century VP Disciplined Core Value Fund[1,18]
American Century VP Value Division	American Century VP Value Fund[1]
American Funds® Asset Allocation Division	American Funds Insurance Series® Asset Allocation Fund[2]
American Funds® Growth-Income Division	American Funds Insurance Series® Growth-Income Fund[2]
DWS Small Cap Index Division	DWS Small Cap Index VIP [3,16]
Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Portfolio[4]
Fidelity® VIP High Income Sub-Account	Fidelity® VIP High Income Portfolio[4,5]
Fidelity® VIP Index 500 Sub-Account	Fidelity® VIP Index 500 Portfolio[4]
Fidelity® VIP Government Money Market Sub-Account	Fidelity® VIP Government Money Market Portfolio[4,5]
Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund[6]
Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund[7]
Invesco Oppenheimer V.I. Capital Appreciation Division	Invesco Oppenheimer V.I. Capital Appreciation Fund[8,17]
Invesco Oppenheimer V.I. Conservative Balanced Division	Invesco Oppenheimer V.I. Conservative Balanced Fund[5,8,17]
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund[8,17]
Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Fund[8,17]
Invesco Oppenheimer V.I. Global Strategic Income Division	Invesco Oppenheimer V.I. Global Strategic Income Fund[8,17]
Invesco Oppenheimer V.I. International Growth Division	Invesco Oppenheimer V.I. International Growth Fund[8,17]

F-18

Notes To Financial Statements (Continued)

Invesco Oppenheimer V.I. Main Street Division	Invesco Oppenheimer V.I. Main Street Fund®[8,17]
Invesco Oppenheimer V.I. Total Return Bond Division	Invesco Oppenheimer V.I. Total Return Bond Fund[8,17]
Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund[8]
Invesco V.I. Health Care Division	Invesco V.I. Health Care Fund[8,15]
Invesco V.I. Technology Division	Invesco V.I. Technology Fund[8]
Janus Henderson Balanced Division	Janus Henderson Balanced Portfolio[9]
Janus Henderson Forty Division	Janus Henderson Forty Portfolio[9]
Janus Henderson Global Research Division	Janus Henderson Global Research Portfolio[9]
MFS® Investors Trust Division	MFS® Investors Trust Series[10]
MFS® New Discovery Division	MFS® New Discovery Series[10]
MML Blend Division	MML Blend Fund[11]
MML Blue Chip Growth Division	MML Blue Chip Growth Fund[12]
MML Equity Division	MML Equity Fund[11]
MML Equity Index Division	MML Equity Index Fund[12]
MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund[11]
MML Managed Bond Division	MML Managed Bond Fund[11]
MML Managed Volatility Division	MML Managed Volatility Fund[12]
MML Small Cap Equity Division	MML Small Cap Equity Fund[12]
MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund[11]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[11]
T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio[13]
T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio[13]
T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio[13]
Templeton Foreign VIP Division	Templeton Foreign VIP Fund[14]

In addition to the forty-one divisions/sub-accounts, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of C.M. Life’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, and the General Account and the GPA are not registered as an investment company under the 1940 Act.

1 American Century Investment Management, Inc. is the investment adviser to this Fund.

2 Capital Research and Management Company is the investment adviser to this Fund.

3 DWS Investment Management Americas, Inc. is the investment adviser to this Fund.

4 Fidelity Management & Research Company is the investment adviser to this Portfolio.

5 This sub-account/division/portfolio did not have any investment or unit activity in 2017, 2019 and 2020.

6 Franklin Mutual Advisers, LLC is the investment adviser to this Fund.

7 Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.

8 Invesco Advisers, Inc. is the investment adviser to this Fund.

9 Janus Capital Management LLC is the investment adviser to this Portfolio.

10 Massachusetts Financial Services Company is the investment adviser to this Series.

11 MML Investment Advisers, LLC is the investment advisor to the listed MML II Trust Fund.

12 MML Investment Advisers, LLC is the investment advisor to the listed MML Trust Fund

13 T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.

14 Templeton Investment Counsel, LLC is the investment adviser to this Fund.

15 Invesco V.I. Health Care was formerly known as Invesco V.I. Global Health Care.

16 DWS Small Cap Index VIP was formerly known as Deutsche Small Cap Index VIP.

17 Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc. The Acquiring Funds/Divisions assume the accounting and performance history of the corresponding Merging Funds/Divisions. In connection with that transaction the following Funds/Divisions merged:

F-19

Notes To Financial Statements (Continued)

MERGING FUND/DIVISION	ACQUIRING FUND/DIVISION
Fund: Oppenheimer Capital Appreciation Fund/VA	Fund: Invesco Oppenheimer V.I. Capital Appreciation Fund
Division: Oppenheimer Capital Appreciation Division	Division: Invesco Oppenheimer V.I. Capital Appreciation Division
Fund: Oppenheimer Conservative Balanced Fund/VA	Fund: Invesco Oppenheimer V.I. Conservative Balanced Fund
Division: Oppenheimer Conservative Balanced Division	Division: Invesco Oppenheimer V.I. Conservative Balanced Division
Fund: Oppenheimer Discovery Mid Cap Growth Fund/VA	Fund: Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Division: Oppenheimer Discovery Mid Cap Growth Division	Division: Invesco Oppenheimer V.I. Discovery Mid Cap Growth
Fund: Oppenheimer Global Fund/VA	Fund: Invesco Oppenheimer V.I. Global Fund
Division: Oppenheimer Global Division	Division: Invesco Oppenheimer V.I. Global Division
Fund: Oppenheimer Global Strategic Income Fund/VA	Fund: Invesco Oppenheimer V.I. Global Strategic Income Fund
Division: Oppenheimer Global Strategic Income Division	Division: Invesco Oppenheimer V.I. Global Strategic Income
Fund: Oppenheimer International Growth Fund/VA	Fund: Invesco Oppenheimer V.I. International Growth Fund
Division: Oppenheimer International Growth Division	Division: Invesco Oppenheimer V.I. International Growth Division
Fund: Oppenheimer Main Street Fund®/VA	Fund: Invesco Oppenheimer V.I. Main Street Fund®
Division: Oppenheimer Main Street Division	Division: Invesco Oppenheimer V.I. Main Street Division
Fund: Oppenheimer Total Return Bond Fund/VA	Fund: Invesco Oppenheimer V.I. Total Return Bond Fund
Division: Oppenheimer Total Return Bond Division	Division: Invesco Oppenheimer V.I. Total Return Bond Division

 18 Prior to September 25, 2020, known as American Century VP Income & Growth Division

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account C.M. Life Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the investment divisions/sub-accounts are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions/sub-accounts.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F-20

Notes To Financial Statements (Continued)

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 8% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 3% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO mortality table.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)

•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2020. There have been no transfers between levels for the year ended December 31, 2020.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with C.M. Life, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”) serve as principal underwriters of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors and MSD also receive compensation for their actions as principal underwriters of the policies.

F-21

Notes To Financial Statements (Continued)

The policies are no longer offered for sale to the public. Policy owners may continue, however, to make purchase payments under existing policies.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

F-22

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

	American		American					Franklin
	Century	American	Funds®	American	DWS	Fidelity®	Fidelity®	Small Cap
	VP Disciplined	Century	Asset	Funds®	Small Cap	VIP	VIP	Value
	Core Value	VP Value	Allocation	Growth-Income	Index	Contrafund®	Index 500	VIP
	Division	Division	Division	Division	Division	Division	Sub-Account	Division
Cost of purchases	$2,549,429	$277,185	$661,485	$659,226	$609,312	$1,422,330	$5,307	$636,912
Proceeds from sales	(1,903,725)	(175,011)	(495,101)	(491,954)	(250,446)	(4,220,151)	(4,880)	(299,345)

	Goldman	Invesco	Invesco		Invesco	Invesco		Invesco
	Sachs	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.
	Strategic	Capital	Discovery	Oppenheimer V.I.	Global	International	Oppenheimer V.I.	Total Return
	Growth	Appreciation	Mid Cap Growth	Global	Strategic Income	Growth	Main Street	Bond
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$906,476	$8,458,405	$5,439,821	$3,197,433	$991,957	$884,417	$1,881,591	$395,050
Proceeds from sales	(907,572)	(3,934,294)	(4,116,165)	(3,798,121)	(506,180)	(588,085)	(1,046,918)	(283,470)

						Janus
	Invesco V.I.	Invesco V.I.		Janus	Janus	Henderson	MFS®	MFS®
	Diversified	Health	Invesco V.I.	Henderson	Henderson	Global	Investors	New
	Dividend	Care	Technology	Balanced	Forty	Research	Trust	Discovery
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$183,482	$216,861	$214,451	$228,039	$1,737,013	$799,462	$36,554	$310,464
Proceeds from sales	(155,625)	(85,250)	(154,047)	(396,907)	(1,566,497)	(629,637)	(66,167)	(146,469)

					MML
		MML		MML	Inflation-	MML	MML	MML
	MML	Blue Chip	MML	Equity	Protected	Managed	Managed	Small Cap
	Blend	Growth	Equity	Index	and Income	Bond	Volatility	Equity
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$1,595,416	$872,198	$5,247,646	$13,002,909	$162,065	$1,081,435	$172,161	$535,380
Proceeds from sales	(1,631,283)	(778,377)	(3,177,500)	(3,669,515)	(177,424)	(1,125,609)	(286,862)	(1,117,500)

	MML	MML U.S.	T. Rowe Price		T. Rowe Price	Templeton
	Small Cap	Government	Blue Chip	T. Rowe Price	Mid-Cap	Foreign
	Growth Equity	Money Market	Growth	Equity Income	Growth	VIP
	Division	Division	Division	Division	Division	Division
Cost of purchases	$893,858	$4,739,482	$788,773	$649,025	$5,103,262	$331,120
Proceeds from sales	(666,180)	(3,075,335)	(687,330)	(383,316)	(4,941,540)	(535,447)

F-23

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2020 were as follows:

	American		American					Franklin
	Century	American	Funds®	American	DWS	Fidelity®	Fidelity®	Small Cap
	VP Disciplined	Century	Asset	Funds®	Small Cap	VIP	VIP	Value
	Core Value	VP Value	Allocation	Growth-Income	Index	Contrafund®	Index 500	VIP
2020	Division	Division	Division	Division	Division	Division	Sub-Account	Division
Units purchased	423,733	25,438	133,119	68,077	38,572	460,313	1,048	44,637
Units withdrawn	(689,528)	(38,697)	(135,565)	(111,285)	(49,461)	(952,751)	(981)	(54,152)
Units transferred between Divisions/Sub-
Accounts and to/from GPA/Fixed Account	(98,500)	25,608	943	(3,497)	(1,266)	(95,474)	-	40,218
Net increase (decrease)	(364,295)	12,349	(1,503)	(46,704)	(12,155)	(587,912)	66	30,703

	Goldman	Invesco	Invesco		Invesco	Invesco		Invesco
	Sachs	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.
	Strategic	Capital	Discovery	Oppenheimer V.I.	Global	International	Oppenheimer V.I.	Total Return
	Growth	Appreciation	Mid Cap Growth	Global	Strategic Income	Growth	Main Street	Bond
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	46,205	583,385	597,649	423,835	180,810	55,591	232,716	89,670
Units withdrawn	(111,848)	(1,138,884)	(1,331,135)	(711,933)	(225,717)	(116,574)	(448,606)	(123,766)
Units transferred between Divisions/Sub-
Accounts and to/from GPA/Fixed Account	(91,202)	(207,624)	(95,279)	(174,957)	56,667	117,575	(23,773)	50,123
Net increase (decrease)	(156,845)	(763,123)	(828,764)	(463,055)	11,761	56,591	(239,662)	16,028

						Janus
	Invesco V.I.	Invesco V.I.		Janus	Janus	Henderson	MFS®	MFS®
	Diversified	Health	Invesco V.I.	Henderson	Henderson	Global	Investors	New
	Dividend	Care	Technology	Balanced	Forty	Research	Trust	Discovery
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	12,485	7,669	20,491	27,639	134,467	287,178	4,253	6,267
Units withdrawn	(105,946)	(11,637)	(53,569)	(99,783)	(363,255)	(478,824)	(5,809)	(15,868)
Units transferred between Divisions/Sub-
Accounts and to/from GPA/Fixed Account	62,592	32,200	18,996	(62)	(63,733)	(93,669)	(6,448)	18,813
Net increase (decrease)	(30,870)	28,232	(14,082)	(72,205)	(292,521)	(285,315)	(8,005)	9,211

					MML
		MML		MML	Inflation-	MML	MML	MML
	MML	Blue Chip	MML	Equity	Protected	Managed	Managed	Small Cap
	Blend	Growth	Equity	Index	and Income	Bond	Volatility	Equity
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	267,337	69,941	944,371	453,421	48,437	157,423	50,295	128,995
Units withdrawn	(609,742)	(219,578)	(1,735,794)	(1,051,215)	(78,444)	(362,235)	(121,847)	(237,946)
Units transferred between Divisions/Sub-
Accounts and to/from GPA/Fixed Account	82,813	(5,674)	(201,167)	(238,536)	24,496	196,042	1,693	(57,503)
Net increase (decrease)	(259,592)	(155,311)	(992,590)	(836,330)	(5,512)	(8,770)	(69,860)	(166,455)

F-24

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML	MML U.S.	T. Rowe Price		T. Rowe Price	Templeton
	Small Cap	Government	Blue Chip	T. Rowe Price	Mid-Cap	Foreign
	Growth Equity	Money Market	Growth	Equity Income	Growth	VIP
2020 (Continued)	Division	Division	Division	Division	Division	Division

Units purchased	63,689	593,150	18,872	77,876	225,904	130,752
Units withdrawn	(166,562)	(1,591,224)	(46,574)	(109,418)	(618,218)	(279,376)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(44,493)	2,341,037	24,457	48,191	(127,895)	(38,387)
Net increase (decrease)	(147,366)	1,342,963	(3,246)	16,649	(520,209)	(187,012)

	American		American					Franklin
	Century	American	Funds®	American	DWS	Fidelity®	Fidelity®	Small Cap
	VP Income	Century	Asset	Funds®	Small Cap	VIP	VIP	Value
	& Growth	VP Value	Allocation	Growth-Income	Index	Contrafund®	Index 500	VIP
2019	Division	Division	Division	Division	Division	Division	Sub-Account	Division

Units purchased	403,291	22,389	116,256	87,762	38,821	553,982	1,036	35,223
Units withdrawn	(1,033,415)	(58,313)	(304,478)	(158,541)	(68,873)	(1,257,826)	(1,134)	(112,598)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(72,229)	(26,421)	189,381	30,936	(28,689)	(206,813)	-	(10,272)
Net increase (decrease)	(702,353)	(62,346)	1,159	(39,843)	(58,742)	(910,658)	(99)	(87,647)

	Goldman	Invesco	Invesco		Invesco	Invesco		Invesco
	Sachs	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.
	Strategic	Capital	Discovery	Oppenheimer V.I.	Global	International	Oppenheimer V.I.	Total Return
	Growth	Appreciation	Mid Cap Growth	Global	Strategic Income	Growth	Main Street	Bond
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	58,123	735,199	737,900	452,493	186,109	75,024	247,572	95,219
Units withdrawn	(150,153)	(1,332,090)	(1,379,287)	(987,490)	(324,029)	(215,342)	(428,056)	(113,197)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	29,743	(233,219)	(183,522)	(164,538)	(83,637)	17,499	(140,753)	116,091
Net increase (decrease)	(62,287)	(830,111)	(824,909)	(699,535)	(221,557)	(122,819)	(321,237)	98,113

						Janus
	Invesco V.I.	Invesco V.I.		Janus	Janus	Henderson	MFS®	MFS®
	Diversified	Health	Invesco V.I.	Henderson	Henderson	Global	Investors	New
	Dividend	Care	Technology	Balanced	Forty	Research	Trust	Discovery
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	12,160	9,555	21,926	23,157	156,172	338,406	2,109	5,656
Units withdrawn	(93,890)	(59,660)	(92,630)	(55,147)	(486,991)	(532,794)	(3,239)	(36,202)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(9,727)	(1,162)	36,033	(50,109)	(50,542)	(100,517)	2,029	11,339
Net increase (decrease)	(91,457)	(51,268)	(34,671)	(82,099)	(381,362)	(294,906)	899	(19,208)

F-25

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

					MML
		MML		MML	Inflation-	MML	MML	MML
	MML	Blue Chip	MML	Equity	Protected	Managed	Managed	Small Cap
	Blend	Growth	Equity	Index	and Income	Bond	Volatility	Equity
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	287,499	77,618	900,173	541,881	55,460	174,985	52,142	112,412
Units withdrawn	(877,778)	(245,803)	(1,685,841)	(1,213,169)	(101,613)	(499,905)	(145,853)	(406,347)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(104,059)	(23,642)	(359,727)	(55,759)	63,262	28,201	13,946	(39,770)
Net increase (decrease)	(694,338)	(191,826)	(1,145,396)	(727,047)	17,109	(296,720)	(79,765)	(333,705)

	MML	MML U.S.	T. Rowe Price		T. Rowe Price	Templeton
	Small Cap	Government	Blue Chip	T. Rowe Price	Mid-Cap	Foreign
	Growth Equity	Money Market	Growth	Equity Income	Growth	VIP
2019 (Continued)	Division	Division	Division	Division	Division	Division

Units purchased	65,451	586,135	28,339	58,269	248,082	130,163
Units withdrawn	(191,443)	(2,002,175)	(177,674)	(274,903)	(774,075)	(246,361)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(7,339)	1,337,734	(3,197)	(3,825)	(145,939)	74,591
Net increase (decrease)	(133,332)	(78,306)	(152,532)	(220,459)	(671,932)	(41,608)

F-26

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2020 follows:

	At December 31,					For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)			Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)			Total Return[3] (Lowest to Highest)

American Century VP Disciplined Core Value Division[7]
2020	8,760,196	$3.28	to	$3.78	$28,800,968	1.96%	0.25%	to	0.55%	11.20%	to	11.53%
2019	9,124,491	2.95	to	3.39	26,997,125	2.08	0.25	to	0.55	23.27	to	23.64
2018	9,826,844	2.40	to	2.74	23,564,798	1.92	0.25	to	0.55	(7.38)	to	(7.10)
2017	10,236,746	2.59	to	2.95	26,471,177	2.38	0.25	to	0.55	19.83	to	20.19
2016	10,706,219	2.16	to	2.46	23,087,317	2.38	0.25	to	0.55	12.86	to	13.20

American Century VP Value Division
2020	590,772	3.88	to	4.09	2,330,862	2.37	0.25	to	0.55	0.42	to	0.73
2019	578,422	3.86	to	4.06	2,264,246	2.11	0.25	to	0.55	26.34	to	26.72
2018	640,768	3.05	to	3.20	1,986,152	1.65	0.25	to	0.55	(9.65)	to	(9.38)
2017	668,097	3.38	to	3.53	2,289,592	1.67	0.25	to	0.55	8.15	to	8.48
2016	672,477	3.13	to	3.26	2,127,131	1.73	0.25	to	0.55	19.82	to	20.18

American Funds® Asset Allocation Division
2020	2,612,782	3.88	to	4.09	10,395,398	1.71	0.25	to	0.55	11.84	to	12.18
2019	2,614,285	3.47	to	3.65	9,278,560	1.95	0.25	to	0.55	20.57	to	20.93
2018	2,613,126	2.88	to	3.02	7,690,186	1.63	0.25	to	0.55	(5.13)	to	(4.84)
2017	2,752,115	3.03	to	3.17	8,523,695	1.53	0.25	to	0.55	15.59	to	15.94
2016	2,867,000	2.62	to	2.73	7,673,417	1.64	0.25	to	0.55	8.81	to	9.14

American Funds® Growth-Income Division
2020	2,310,967	4.89	to	5.16	11,567,104	1.38	0.25	to	0.55	12.92	to	13.26
2019	2,357,671	4.33	to	4.55	10,430,144	1.71	0.25	to	0.55	25.44	to	25.82
2018	2,397,514	3.45	to	3.62	8,442,286	1.38	0.25	to	0.55	(2.33)	to	(2.03)
2017	2,637,056	3.54	to	3.69	9,506,003	1.40	0.25	to	0.55	21.71	to	22.08
2016	2,872,254	2.91	to	3.03	8,498,954	1.53	0.25	to	0.55	10.91	to	11.24

DWS Small Cap Index Division4
2020	1,145,219	4.18	to	4.61	4,937,438	1.10	0.25	to	0.55	18.78	to	19.13
2019	1,157,374	3.52	to	3.87	4,193,953	1.06	0.25	to	0.55	24.54	to	24.91
2018	1,216,115	2.83	to	3.10	3,529,023	0.94	0.25	to	0.55	(11.72)	to	(11.45)
2017	1,249,252	3.20	to	3.50	4,097,499	0.92	0.25	to	0.55	13.70	to	14.04
2016	1,460,401	2.82	to	3.07	4,215,179	1.12	0.25	to	0.55	20.36	to	20.73

Fidelity® VIP Contrafund® Division
2020	12,860,701	5.92	to	7.20	75,496,258	0.25	0.25	to	0.55	29.85	to	30.24
2019	13,448,613	4.56	to	5.53	60,806,457	0.46	0.25	to	0.55	30.86	to	31.25
2018	14,359,271	3.48	to	4.21	49,620,506	0.70	0.25	to	0.55	(6.89)	to	(6.61)
2017	15,161,758	3.74	to	4.51	56,234,911	1.00	0.25	to	0.55	21.21	to	21.57
2016	16,047,902	3.09	to	3.71	49,077,790	0.81	0.25	to	0.55	7.41	to	7.74

Fidelity® VIP Index 500 Sub-Account
2020	93			7.87	732	5.11			0.90			17.18
2019	27			6.71	180	-			0.90			30.17
2018	125			5.16	646	0.83			0.90			(5.35)
2017	915			5.45	4,987	3.38			0.90			20.63
2016	-			4.52	-	-			0.90			10.87

F-27

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)			Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)			Total Return[3] (Lowest to Highest)

Franklin Small Cap Value VIP Division
2020	833,367	$4.98	to	$5.25	$4,241,739	1.46%	0.25%	to	0.55%	4.61%	to	4.93%
2019	802,665	4.76	to	5.00	3,894,371	1.05	0.25	to	0.55	25.65	to	26.03
2018	890,312	3.79	to	3.97	3,431,427	0.92	0.25	to	0.55	(13.36)	to	(13.09)
2017	1,006,915	4.37	to	4.57	4,486,642	0.51	0.25	to	0.55	10.05	to	10.38
2016	1,115,217	3.97	to	4.14	4,506,647	0.82	0.25	to	0.55	29.48	to	29.86

Goldman Sachs Strategic Growth Division
2020	1,670,007	3.81	to	4.75	6,575,794	0.09	0.25	to	0.55	39.73	to	40.16
2019	1,826,851	2.73	to	3.39	5,136,197	0.30	0.25	to	0.55	34.78	to	35.19
2018	1,889,138	2.02	to	2.51	3,941,916	0.45	0.25	to	0.55	(1.58)	to	(1.29)
2017	1,924,488	2.06	to	2.54	4,069,697	0.52	0.25	to	0.55	29.95	to	30.34
2016	2,015,231	1.58	to	1.95	3,273,647	0.57	0.25	to	0.55	1.42	to	1.73

Invesco Oppenheimer V.I. Capital Appreciation Division[6]
2020	13,538,141	4.59	to	5.39	58,489,775	-	0.25	to	0.55	35.84	to	36.25
2019	14,301,264	3.38	to	3.95	45,477,720	0.06	0.25	to	0.55	35.45	to	35.86
2018	15,131,374	2.49	to	2.91	35,509,634	0.32	0.25	to	0.55	(6.25)	to	(5.97)
2017	15,787,312	2.66	to	3.10	39,588,332	0.24	0.25	to	0.55	26.14	to	26.52
2016	16,852,255	2.11	to	2.45	33,526,156	0.41	0.25	to	0.55	(2.74)	to	(2.45)

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division[6]
2020	16,663,788	4.89	to	5.11	71,808,430	0.04	0.25	to	0.55	39.92	to	40.34
2019	17,492,552	3.50	to	3.64	54,051,679	-	0.25	to	0.55	38.60	to	39.02
2018	18,317,461	2.52	to	2.62	40,979,196	-	0.25	to	0.55	(6.60)	to	(6.32)
2017	18,977,862	2.70	to	2.80	45,582,799	0.03	0.25	to	0.55	28.09	to	28.47
2016	19,732,778	2.11	to	2.18	37,058,955	-	0.25	to	0.55	1.77	to	2.08

Invesco Oppenheimer V.I. Global Division[6]
2020	9,544,563	7.11	to	7.77	63,229,251	0.71	0.25	to	0.55	26.94	to	27.32
2019	10,007,618	5.60	to	6.10	52,334,305	0.90	0.25	to	0.55	31.06	to	31.46
2018	10,707,153	4.28	to	4.64	42,654,246	0.99	0.25	to	0.55	(13.66)	to	(13.40)
2017	11,197,353	4.95	to	5.36	51,554,867	0.92	0.25	to	0.55	35.92	to	36.32
2016	11,815,134	3.64	to	3.93	40,042,294	1.06	0.25	to	0.55	(0.47)	to	(0.17)

Invesco Oppenheimer V.I. Global Strategic Income Division[6]
2020	3,083,588	2.75	to	2.90	8,573,918	6.04	0.25	to	0.55	2.83	to	3.14
2019	3,071,827	2.67	to	2.82	8,291,801	3.75	0.25	to	0.55	10.20	to	10.53
2018	3,293,385	2.42	to	2.55	8,065,714	4.83	0.25	to	0.55	(4.92)	to	(4.64)
2017	3,637,972	2.55	to	2.67	9,372,849	2.25	0.25	to	0.55	5.69	to	6.01
2016	3,925,590	2.41	to	2.52	9,566,158	4.88	0.25	to	0.55	5.95	to	6.27

Invesco Oppenheimer V.I. International Growth Division[6]
2020	1,744,201	3.14	to	3.33	5,653,505	1.02	0.25	to	0.55	20.83	to	21.20
2019	1,687,610	2.60	to	2.75	4,503,961	1.06	0.25	to	0.55	27.90	to	28.28
2018	1,810,428	2.03	to	2.14	3,772,990	0.87	0.25	to	0.55	(19.86)	to	(19.62)
2017	1,802,532	2.54	to	2.67	4,678,453	1.30	0.25	to	0.55	25.60	to	25.98
2016	2,522,651	2.02	to	2.12	5,228,615	1.10	0.25	to	0.55	(2.65)	to	(2.36)

Invesco Oppenheimer V.I. Main Street Division[6]
2020	4,868,492	3.79	to	4.47	15,106,840	1.51	0.25	to	0.90	12.92	to	13.66
2019	5,108,155	3.33	to	3.96	13,967,429	1.07	0.25	to	0.90	30.90	to	31.75
2018	5,429,391	2.53	to	3.02	11,302,578	1.15	0.25	to	0.90	(8.72)	to	(8.12)
2017	5,768,583	2.75	to	3.31	13,089,834	1.25	0.25	to	0.90	15.83	to	16.62
2016	6,018,499	2.36	to	2.86	11,725,690	1.12	0.25	to	0.90	10.85	to	11.34

F-28

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)			Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)			Total Return[3] (Lowest to Highest)

Invesco Oppenheimer V.I. Total Return Bond Division[6]
2020	1,710,803	$1.66	to	$1.75	$3,047,589	3.20%	0.25%	to	0.55%	9.11%	to	9.44%
2019	1,694,776	1.52	to	1.60	2,761,946	3.25	0.25	to	0.55	8.92	to	9.25
2018	1,596,662	1.39	to	1.47	2,381,399	3.32	0.25	to	0.55	(1.57)	to	(1.27)
2017	2,082,608	1.41	to	1.49	3,171,901	2.24	0.25	to	0.55	4.01	to	4.32
2016	2,508,549	1.35	to	1.43	3,689,194	3.53	0.25	to	0.55	2.71	to	3.01

Invesco V.I. Diversified Dividend Division
2020	675,691	1.68	to	1.78	1,182,698	3.02	0.25	to	0.55	(0.41)	to	(0.11)
2019	706,561	1.69	to	1.78	1,233,125	2.91	0.25	to	0.55	24.41	to	24.78
2018	798,018	1.36	to	1.42	1,120,214	2.36	0.25	to	0.55	(8.08)	to	(7.81)
2017	894,268	1.48	to	1.55	1,365,896	1.73	0.25	to	0.55	7.98	to	8.30
2016	805,641	1.37	to	1.43	1,139,261	1.94	0.25	to	0.55	14.18	to	14.53

Invesco V.I. Health Care Division[5]
2020	206,043	4.88	to	5.14	1,021,762	0.34	0.25	to	0.55	13.83	to	14.17
2019	177,811	4.28	to	4.50	776,147	0.04	0.25	to	0.55	31.78	to	32.17
2018	229,079	3.25	to	3.41	760,838	-	0.25	to	0.55	0.35	to	0.65
2017	228,841	3.24	to	3.39	757,459	0.37	0.25	to	0.55	15.19	to	15.54
2016	246,135	2.81	to	2.93	705,118	-	0.25	to	0.55	(11.95)	to	(11.68)

Invesco V.I. Technology Division
2020	421,186	3.12	to	3.30	1,340,222	-	0.25	to	0.55	45.31	to	45.75
2019	435,268	2.14	to	2.27	952,543	-	0.25	to	0.55	35.13	to	35.54
2018	469,939	1.59	to	1.67	759,986	-	0.25	to	0.55	(1.00)	to	(0.70)
2017	440,542	1.60	to	1.68	719,151	-	0.25	to	0.55	34.39	to	34.80
2016	464,089	1.19	to	1.25	563,022	-	0.25	to	0.55	(1.30)	to	(1.00)

Janus Henderson Balanced Division
2020	971,923	4.18	to	4.41	4,117,190	1.52	0.25	to	0.55	13.40	to	13.74
2019	1,044,128	3.69	to	3.88	3,894,534	1.61	0.25	to	0.55	21.60	to	21.97
2018	1,126,226	3.03	to	3.18	3,449,976	1.76	0.25	to	0.55	(0.12)	to	0.18
2017	1,238,845	3.04	to	3.17	3,797,130	1.42	0.25	to	0.55	17.49	to	17.84
2016	1,134,040	2.58	to	2.69	2,960,401	1.93	0.25	to	0.55	3.75	to	4.06

Janus Henderson Forty Division
2020	4,684,583	4.74	to	5.05	22,730,497	0.27	0.25	to	0.55	38.64	to	39.05
2019	4,977,104	3.42	to	3.63	17,397,583	0.15	0.25	to	0.55	36.41	to	36.82
2018	5,358,466	2.51	to	2.65	13,702,835	-	0.25	to	0.55	1.42	to	1.73
2017	5,762,276	2.47	to	2.61	14,512,278	-	0.25	to	0.55	29.60	to	29.99
2016	6,055,576	1.91	to	2.01	11,752,783	-	0.25	to	0.55	1.64	to	1.94

Janus Henderson Global Research Division
2020	6,895,680	1.71	to	1.82	12,046,888	0.73	0.25	to	0.55	19.40	to	19.76
2019	7,180,994	1.43	to	1.52	10,493,358	1.00	0.25	to	0.55	28.34	to	28.72
2018	7,475,900	1.12	to	1.18	8,499,705	1.14	0.25	to	0.55	(7.38)	to	(7.10)
2017	7,765,162	1.21	to	1.27	9,512,226	0.82	0.25	to	0.55	26.33	to	26.71
2016	7,917,798	0.96	to	1.00	7,668,890	1.08	0.25	to	0.55	1.51	to	1.81

MFS® Investors Trust Division
2020	45,535	4.89	to	5.16	228,659	0.63	0.25	to	0.55	13.24	to	13.58
2019	53,540	4.32	to	4.54	237,080	0.71	0.25	to	0.55	30.86	to	31.25
2018	52,641	3.30	to	3.46	177,681	0.65	0.25	to	0.55	(6.01)	to	(5.72)
2017	47,480	3.51	to	3.67	169,759	0.71	0.25	to	0.55	22.67	to	23.04
2016	55,152	2.86	to	2.98	160,661	0.89	0.25	to	0.55	7.99	to	8.32

F-29

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)			Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)			Total Return[3] (Lowest to Highest)

MFS® New Discovery Division
2020	198,887	$8.09	to	$8.54	$1,629,179	-%	0.25%	to	0.55%	45.09%	to	45.52%
2019	189,676	5.58	to	5.87	1,065,022	-	0.25	to	0.55	40.92	to	41.35
2018	208,884	3.96	to	4.15	835,012	-	0.25	to	0.55	(2.02)	to	(1.72)
2017	221,265	4.04	to	4.22	903,106	-	0.25	to	0.55	25.96	to	26.34
2016	252,965	3.21	to	3.34	820,349	-	0.25	to	0.55	8.45	to	8.78

MML Blend Division
2020	5,888,589	3.27	to	3.60	19,854,871	-	0.25	to	0.55	12.25	to	12.58
2019	6,148,181	2.91	to	3.20	18,443,353	2.43	0.25	to	0.55	20.72	to	21.08
2018	6,842,518	2.41	to	2.64	16,949,222	2.14	0.25	to	0.55	(4.87)	to	(4.58)
2017	7,014,747	2.54	to	2.77	18,226,391	2.13	0.25	to	0.55	14.62	to	14.97
2016	7,251,159	2.21	to	2.41	16,409,202	2.15	0.25	to	0.55	8.82	to	9.15

MML Blue Chip Growth Division
2020	2,293,703	2.94	to	4.20	6,938,832	-	0.25	to	0.55	33.67	to	34.07
2019	2,449,014	2.20	to	3.14	5,530,604	-	0.25	to	0.55	29.13	to	29.52
2018	2,640,840	1.70	to	2.42	4,611,901	-	0.25	to	0.55	1.32	to	1.62
2017	2,800,634	1.68	to	2.38	4,819,164	0.01	0.25	to	0.55	35.47	to	35.88
2016	2,879,455	1.24	to	1.75	3,669,873	-	0.25	to	0.55	0.36	to	0.66

MML Equity Division
2020	14,662,278	2.51	to	2.74	37,318,429	2.33	0.25	to	0.55	2.46	to	2.77
2019	15,654,868	2.45	to	2.67	38,922,493	2.05	0.25	to	0.55	25.23	to	25.61
2018	16,800,264	1.95	to	2.12	33,311,537	1.77	0.25	to	0.55	(10.49)	to	(10.22)
2017	17,860,985	2.18	to	2.37	39,585,955	1.81	0.25	to	0.55	15.16	to	15.50
2016	18,982,994	1.90	to	2.05	36,488,045	1.75	0.25	to	0.55	11.98	to	12.31

MML Equity Index Division
2020	14,122,463	3.83	to	4.49	53,409,222	1.86	0.25	to	0.55	17.57	to	17.92
2019	14,958,794	3.26	to	3.81	48,088,655	2.92	0.25	to	0.55	30.34	to	30.73
2018	15,685,840	2.50	to	2.91	38,725,566	1.69	0.25	to	0.55	(5.16)	to	(4.87)
2017	16,283,493	2.64	to	3.06	42,377,063	1.17	0.25	to	0.55	20.83	to	21.20
2016	18,035,851	2.18	to	2.52	38,599,101	1.86	0.25	to	0.55	11.01	to	11.34

MML Inflation-Protected and Income Division
2020	809,571	1.91	to	2.02	1,567,317	0.11	0.25	to	0.55	10.51	to	10.84
2019	815,083	1.73	to	1.82	1,426,208	2.44	0.25	to	0.55	7.72	to	8.04
2018	797,974	1.61	to	1.69	1,298,491	3.05	0.25	to	0.55	(1.84)	to	(1.54)
2017	1,019,194	1.64	to	1.71	1,692,630	3.32	0.25	to	0.55	2.64	to	2.95
2016	1,090,395	1.59	to	1.66	1,764,805	2.30	0.25	to	0.55	4.63	to	4.95

MML Managed Bond Division
2020	3,648,610	2.58	to	2.85	9,681,421	0.10	0.25	to	0.55	7.12	to	7.44
2019	3,657,379	2.41	to	2.65	9,052,047	3.70	0.25	to	0.55	9.21	to	9.54
2018	3,954,099	2.21	to	2.42	8,964,865	3.49	0.25	to	0.55	(0.99)	to	(0.69)
2017	4,024,578	2.23	to	2.44	9,210,709	3.17	0.25	to	0.55	4.12	to	4.43
2016	4,289,308	2.14	to	2.33	9,423,917	2.81	0.25	to	0.55	2.19	to	2.49

MML Managed Volatility Division
2020	1,103,239	2.13	to	2.26	2,450,343	1.36	0.25	to	0.55	6.10	to	6.41
2019	1,173,098	2.01	to	2.13	2,450,638	1.55	0.25	to	0.55	11.28	to	11.62
2018	1,252,863	1.81	to	1.91	2,347,098	1.22	0.25	to	0.55	(5.21)	to	(4.93)
2017	1,371,587	1.91	to	2.00	2,706,462	1.29	0.25	to	0.55	8.44	to	8.76
2016	1,403,920	1.76	to	1.84	2,547,711	1.73	0.25	to	0.55	3.12	to	3.43

F-30

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)			Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)			Total Return[3] (Lowest to Highest)

MML Small Cap Equity Division
2020	3,051,892	$4.66	to	$5.39	$15,989,571	0.54%	0.25%	to	0.55%	20.03%	to	20.39%
2019	3,218,346	3.87	to	4.49	14,044,785	0.47	0.25	to	0.55	25.77	to	26.15
2018	3,552,052	3.07	to	3.57	12,297,663	0.49	0.25	to	0.55	(10.68)	to	(10.41)
2017	3,725,486	3.43	to	4.00	14,430,797	0.84	0.25	to	0.55	13.74	to	14.08
2016	3,862,353	3.00	to	3.51	13,153,626	1.08	0.25	to	0.55	17.57	to	17.92

MML Small Cap Growth Equity Division
2020	1,763,635	4.45	to	5.93	8,040,806	-	0.25	to	0.55	34.88	to	35.28
2019	1,911,001	3.30	to	4.38	6,452,654	-	0.25	to	0.55	33.59	to	33.99
2018	2,044,332	2.47	to	3.27	5,156,864	-	0.25	to	0.55	(5.40)	to	(5.11)
2017	2,118,852	2.61	to	3.45	5,646,580	-	0.25	to	0.55	22.14	to	22.51
2016	2,194,947	2.14	to	2.81	4,783,228	-	0.25	to	0.55	12.13	to	12.46

MML U.S. Government Money Market Division
2020	7,052,178	1.24	to	1.37	8,882,862	0.20	0.25	to	0.55	(0.32)	to	(0.02)
2019	5,709,215	1.25	to	1.37	7,218,814	1.69	0.25	to	0.55	1.15	to	1.45
2018	5,787,520	1.23	to	1.35	7,227,882	1.32	0.25	to	0.55	0.78	to	1.08
2017	5,901,033	1.22	to	1.33	7,306,633	0.36	0.25	to	0.55	(0.19)	to	0.11
2016	5,841,622	1.23	to	1.33	7,246,043	-	0.25	to	0.55	(0.44)	to	(0.14)

T. Rowe Price Blue Chip Growth Division
2020	885,192	7.44	to	7.85	6,711,833	-	0.25	to	0.55	33.54	to	33.94
2019	888,438	5.57	to	5.86	5,038,063	-	0.25	to	0.55	29.18	to	29.56
2018	1,040,970	4.31	to	4.52	4,564,381	-	0.25	to	0.55	1.35	to	1.66
2017	1,140,081	4.26	to	4.45	4,944,349	-	0.25	to	0.55	35.42	to	35.83
2016	1,248,833	3.14	to	3.27	3,998,270	-	0.25	to	0.55	0.23	to	0.53

T. Rowe Price Equity Income Division
2020	1,625,637	3.65	to	3.85	6,023,493	2.36	0.25	to	0.55	0.63	to	0.93
2019	1,608,988	3.62	to	3.81	5,920,017	2.30	0.25	to	0.55	25.71	to	26.08
2018	1,829,447	2.88	to	3.02	5,343,235	2.00	0.25	to	0.55	(10.00)	to	(9.73)
2017	2,002,805	3.20	to	3.35	6,496,987	1.75	0.25	to	0.55	15.39	to	15.73
2016	2,185,326	2.78	to	2.89	6,141,257	2.33	0.25	to	0.55	18.52	to	18.87

T. Rowe Price Mid-Cap Growth Division
2020	7,370,682	9.65	to	10.67	69,088,919	-	0.25	to	0.55	23.13	to	23.50
2019	7,890,891	7.84	to	8.64	60,043,741	0.13	0.25	to	0.55	30.57	to	30.96
2018	8,562,823	6.00	to	6.60	49,886,897	-	0.25	to	0.55	(2.57)	to	(2.28)
2017	9,124,288	6.16	to	6.75	54,538,910	-	0.25	to	0.55	24.09	to	24.46
2016	9,568,957	4.96	to	5.42	46,087,325	-	0.25	to	0.55	5.68	to	5.99

Templeton Foreign VIP Division
2020	2,227,458	1.71	to	1.94	3,928,060	3.38	0.25	to	0.55	(1.70)	to	(1.40)
2019	2,414,470	1.74	to	1.96	4,322,882	1.74	0.25	to	0.55	11.91	to	12.25
2018	2,456,078	1.56	to	1.75	3,923,591	2.71	0.25	to	0.55	(15.91)	to	(15.65)
2017	2,504,727	1.85	to	2.08	4,750,560	2.51	0.25	to	0.55	16.05	to	16.40
2016	2,774,863	1.60	to	1.78	4,528,492	2.00	0.25	to	0.55	6.59	to	6.91

1 The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division/sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division/sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the division/sub-account invests.

2 The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

F-31

Notes To Financial Statements (Continued)

3 The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

4 Prior to July 2, 2018 known as Deutsche Small Cap Index Division.

5 Prior to April 30, 2018 known as Invesco V.I. Global Health Care Division.

6 Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc. See Note 2 to the financial statements for information regarding the merger of this division.

7 Prior to September 25, 2020, known as American Century VP Income & Growth Division

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The separate account assesses "current" charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	Effective annual rate of 0.25% of the policy’s average daily net assets
This charge is assessed through a reduction in unit values.	in the Separate Account

Administrative Charge	$5 to $12 per month
This charge is assessed through a redemption of units.

Mortality and Expense Risk Charge	Effective annual rate of 0.25% to 0.65% of the policy's
These charges are assessed through a reduction in unit	average daily net assets in the Separate Account
values.

Face Amount Charge	$0.00 to $0.17 per $1,000 of face amount
This charge is assessed through a redemption of units.

Insurance Charge	$0.00 to $70.83 per $1,000 of insurance risk
This charge is assessed through a redemption of units.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk
This charge is assessed through a redemption of units.	$0.08 to $83.33 per $1,000 of face amount

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% to 1.50% of the loan amount
This charge is assessed through a redemption of units.

F-32

Notes To Financial Statements (Continued)

Rider Charges:
The rider charges do not apply to all segments within the Separate Account.
These charges are assessed through the redemption of units.

A.	Disability Benefit	$0.01 to $0.26 per $1 of monthly deductions
$0.00 to $0.32 per $100 of specified benefit amount
$0.00 to $0.09318 per $1,000 of insurance risk

B.	Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

C.	Other Insured	$0.03 to $25.01 per $1,000 of insurance risk

D.	Waiver of Monthly Charges	$0.01 to $0.26 per $1 of monthly deductions

E.	Estate Protection	$0.00 to $14.97 per $1,000 of insurance risk

F.	Survivorship Term	$0.00 to $23.52 per $1,000 of insurance risk
$0.00 to $0.04 per $1,000 of face amount

G.	Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 10, 2021, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-33

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2020 and 2019 and

for the years ended December 31, 2020, 2019 and 2018

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP
One Financial Plaza
755 Main Street
Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying statutory financial statements of C.M. Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2020 and 2019, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the three-year period ended December 31, 2020, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statutory financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statutory financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the three-year period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the three-year period ended December 31, 2020, in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

/s/ KPMG LLP

Hartford, Connecticut
February 24, 2021

2

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	As of
	December 31,
	2020	2019
	($ In Millions Except for Par Value)
Assets:
Bonds	$4,069	$3,810
Preferred stocks	5	7
Common stocks – subsidiary and affiliates	294	311
Common stocks – unaffiliated	5	4
Mortgage loans	943	933
Policy loans	153	151
Partnerships and limited liability companies	164	161
Derivatives	960	533
Cash, cash equivalents and short-term investments	335	463
Other invested assets	367	315
Total invested assets	7,295	6,688
Investment income due and accrued	114	93
Federal income taxes	6	2
Net deferred income taxes	4	30
Other than invested assets	20	16
Total assets excluding separate accounts	7,439	6,829
Separate account assets	1,972	1,810
Total assets	$9,411	$8,639
Liabilities:
Policyholders’ reserves	$3,900	$3,939
Liabilities for deposit-type contracts	69	86
Contract claims and other benefits	24	19
Transfers due from separate accounts	(4)	(4)
Payable to parent	21	33
Asset valuation reserve	103	107
Collateral	249	114
Derivatives	941	593
Other liabilities	397	207
Total liabilities excluding separate accounts	5,700	5,094
Separate account liabilities	1,972	1,810
Total liabilities	7,672	6,904
Capital and surplus:
Common stock, $200 par value 50,000 shares authorized, 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	450	450
Surplus	1,286	1,282
Total capital and surplus	1,739	1,735
Total capital and surplus	$9,411	$8,639

See notes to statutory financial statements

3

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Revenue:
Premium income	$279	$315	$332
Net investment income	279	327	296
Fees and other income	99	127	130
Total revenue	657	769	758
Benefits, expenses and other deductions:
Policyholders’ benefits	575	635	650
Change in policyholders’ reserves	(159)	(186)	(167)
General insurance expenses	78	114	117
Commissions	41	57	60
State taxes, licenses and fees	10	12	12
Other deductions	(4)	(6)	(7)
Total benefits, expenses and other deductions	541	626	665
Net gain from operations before federal income taxes	116	143	93
Federal income tax expense	7	20	7
Net gain from operations	109	123	86
Net realized capital (losses) gains	(7)	(7)	1
Net income	$102	$116	$87

See notes to statutory financial statements

4

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Capital and surplus, beginning of year	$1,735	$1,637	$1,573
Net increase/(decrease) due to:
Net income	102	116	87
Change in net unrealized capital gains (losses), net of tax	37	(24)	26
Change in net unrealized foreign exchange capital gains (losses), net of tax	34	11	(24)
Change in other net deferred income taxes	(27)	(22)	(2)
Change in nonadmitted assets	29	32	(3)
Change in reserve valuation basis	3	-	(8)
Change in asset valuation reserve	4	(6)	(5)
Dividend to shareholder	(173)	-	-
Other	(5)	(9)	(7)
Net increase	4	98	64
Capital and surplus, end of year	$1,739	$1,735	$1,637

See notes to statutory financial statements

5

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Cash from operations:
Premium collected net of reinsurance	$374	$426	$469
Net investment income	270	336	294
Benefit payments	(568)	(637)	(645)
Net transfers from separate accounts	122	154	136
Commissions and other expenses	(142)	(206)	(179)
Federal and foreign income taxes paid	(15)	(12)	(31)
Net cash from operations	41	61	44

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	682	910	764
Preferred and common stocks – unaffiliated	5	23	7
Common stocks – affiliated	-	(4)	6
Mortgage loans	111	89	80
Partnerships and limited liability companies	11	33	71
Derivatives	115	80	(41)
Other	(54)	(92)	39
Total investment proceeds	870	1,039	926
Cost of investments acquired:
Bonds	(904)	(647)	(740)
Preferred and common stocks – unaffiliated	-	(3)	(4)
Common stocks – affiliated	(2)	-	-
Mortgage loans	(120)	(97)	(67)
Partnerships and limited liability companies	(22)	(31)	(44)
Derivatives	(5)	(7)	(4)
Other	-	(14)	15
Total investments acquired	(1,053)	(799)	(844)
Net increase in policy loans	(2)	(2)	(1)
Net cash from investing activities	(185)	238	81

Cash from financing and miscellaneous sources:
Net (withdrawals) deposits on deposit-type contracts	(18)	(14)	3
Change in repurchase and reverse repurchase agreements	-	(233)	1
Change in collateral	134	74	(29)
Other cash used	(100)	(54)	(13)
Net cash from financing and miscellaneous sources	16	(227)	(38)

Net change in cash, cash equivalents and short-term investments	(128)	72	87
Cash, cash equivalents and short-term investments, beginning of period	463	391	304
Cash, cash equivalents and short-term investments, end of period	$335	$463	$391

See notes to statutory financial statements

6

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company is domiciled in the State of Connecticut. It provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), Digital Direct to Consumer and Business to Business (DTC&B2B), Institutional Solutions (IS) and Workplace Solutions distribution channels.

MMFA is a sales force that includes financial professionals that operate in the U.S. MMFA sells individual life and individual annuities. The Company’s DTC&B2B distribution channel sells individual life primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel sells group life insurance benefit advisors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting principles are different in some respects from financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows:

Invested assets

•	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity

•	Changes in the fair value of derivative financial instruments are recorded as changes in capital and surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge

•	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value

•	Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation

•	Certain majority-owned subsidiaries are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities

Policyholders’ liabilities

•	Statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest

•	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers

7

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

•	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

Net realized capital (losses) gains

•	After-tax realized capital (losses) gains that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Capital and surplus

•	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation

•	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances

•	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve

•	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Capital and Surplus, whereas U.S. GAAP reports these changes in net realized capital (losses) gains

•	Statutory Statements of Changes in Capital and Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR prior period adjustments, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income

•	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

8

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

c.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Common stock - subsidiary and affiliate

The Company accounts for the value of its subsidiary and affiliate, primarily, MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at their underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Capital and Surplus. Dividends are recorded in net investment income when declared. The cost basis of common stock – subsidiary and affiliate is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

9

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

f.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2y. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

h.	Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2y. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

i.	Derivatives

Derivatives are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate

10

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments are recorded as unrealized capital gains (losses) in capital and surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital (losses) gains. Amounts receivable and payable are accrued as net investment income.

j.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

k.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

l.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected life insurance premium, reinsurance recoverables and other receivables.

m.	Separate accounts

Separate and sub-accounts accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

The Company only has separate accounts classified as nonguaranteed for which the policyholder/contract holder assumes the investment risk.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital (losses) gains and unrealized capital gains (losses) on the assets of separate accounts accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

n.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, certain investments in partnerships and limited liability companies for which qualifying audits are not performed, advances and prepayments, investment income due and accrued, and certain other receivables. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a charge against capital and surplus.

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o.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

p.	Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving (PBR) under Valuation Manual (VM)-20 which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

On January 1, 2020, the Company transitioned from Actuarial Guideline 43 to VM-21 for valuing guaranteed living benefits on certain annuity products for statutory reserves.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

The fixed index annuity (FIA) product offers guaranteed lifetime withdrawal benefit (GLWB). A GLWB provides the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

Certain individual variable annuity and fixed annuity products offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statement of Operations.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

q.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

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r.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

s.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

t.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize capital and surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Capital and Surplus.

u.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

v.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital (losses) gains, which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

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w.	Other liabilities

Other liabilities primarily consist of interest due on derivatives, affiliated payables and remittances and items not allocated.

x.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

y.     Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital (losses) gains, net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital (losses) gains, including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

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Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

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Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and limited liability companies, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in capital and surplus net of tax.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2016, the NAIC adopted modifications to Statements of Statutory Accounting Principles (SSAP) No. 51R, Life Contracts, to incorporate references to the Valuation Manual and to facilitate the implementation of principles-based reserving (PBR), which were effective on January 1, 2017. The adoption of PBR only applies to new life insurance policies issued after January 1, 2017, however the Company adopted these revisions to SSAP No. 51R using the 3-year phased in approach as of January 1, 2020. Prior to adoption, the Company used formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under PBR, the Company is required to hold the higher of (a) the reserve using prescribed factors and (b) the VM-20 reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. At the time of adoption, the modifications did not have a material effect on the Company’s total life reserves and surplus in the financial statements.

In August 2019, the NAIC adopted modifications to SSAP No. 51R, Life Contracts, to incorporate references to the Valuation Manual and to facilitate the implementation of PBR. The adoption, effective January 1, 2020, only applies to certain annuity products and includes inforce policies issued after 1980. Prior to adoption, the Company used formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under VM-21, the aggregate reserve for contracts falling within the scope of these requirements shall equal the stochastic reserve plus the additional standard projection amount less the projected IMR included in the starting assets. These requirements constitute the CARVM for all contracts encompassed by the scope. The modifications did not have a material effect on the Company’s total annuity reserves and surplus in the financial statements.

In April 2020, the NAIC adopted modifications to SSAP Nos. 15, 22R and 86. These revisions adopt Financial Accounting Standards Board Accounting Standard Update No. 2020-04 Reference Rate Reform, which applies only to contracts, hedging relationships, and other transactions that reference London Inter-Bank Offered Rate (LIBOR) or another reference rate expected to be discontinued because of reference rate reform. Optional expedients allow entities (under certain circumstances) to avoid having to remeasure contracts or reassess a previous accounting determination for hedged items. The guidance is effective through December 31, 2022. The Company has adopted this guidance and the adoption did not have a material impact on its financial statements.

In April 2020, the NAIC adopted modifications to SSAP Nos. 6, 47, 51R and 65. This guidance extends the 90-Day Rule due to the impacts of COVID-19 and provides exception to the 90-day past due rule for nonadmittance required in SSAP No. 6 for premiums, SSAP No. 47 for uncollected uninsured plan receivables, SSAP No. 51R for life premiums and SSAP No. 65 for high deductible policies. This guidance expired on December 30, 2020. The Company has adopted this guidance and the adoption did not have a material impact on its financial statements.

In April 2020, the NAIC adopted modifications to SSAP No. 36. This guidance notes a mortgage loan or bank loan modification due to the impacts of COVID-19 on the borrower will not automatically be categorized as a troubled debt restructuring (TDR). To qualify for relief, the borrower must have been in good standing as of December 31, 2019 (not more than 30 days past due). This guidance expires on January 1, 2022. The Company has adopted this guidance and the adoption did not have a material impact on its financial statements.

In April 2020, the NAIC adopted modifications to SSAP Nos. 26R, 30R, 37, 43R and 48. This guidance provides limited time exceptions for impairment assessments related to mortgage loans, bank loans and other investments that predominantly invest in mortgage loans and does not require an impairment classification under SSAP No. 37 for mortgage loans or SSAP No. 26R for bank loans that are deferred/modified in response to the impacts of COVID-19. It also provides limited-scope provisions for assessing impairment for other investments (e.g., mutual funds, limited liability companies) that predominantly invest in mortgage loans impacted due to fair value declines if the entity does not intend to sell. This guidance only defers the assessment of impairment due to situations caused by the forbearance or modification of mortgage loan or bank loan payments for borrowers who are or may be unable to meet their contractual payment obligations because they are experiencing short-term financial or operational problems due to the effects of COVID-19. This guidance expired on December 30, 2020. The Company has adopted this guidance and the adoption did not have a material impact on its financial statements.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In May 2020, the NAIC adopted modifications to SSAP No. 34. This guidance notes if investments have been impacted by forbearance or other modification provisions, a reporting entity shall assess whether the investment income has been earned in accordance with the modified terms. This guidance expired on December 30, 2020. The Company has adopted this guidance and the adoption did not have a material impact on its financial statements.

In May 2020, the NAIC adopted modifications to SSAP Nos. 26R, 36, 43R and 103R. This guidance clarifies how to determine when restructuring or modification of certain debt investments due to COVID-19 are a TDR. The guidance also clarifies whether a modification that is not a TDR needs to be assessed as an exchange under SSAP No. 103R. This guidance expires on January 1, 2022 and was effective for the specific purpose to provide practical expedients in assessing whether modifications in response to COVID-19 are insignificant under SSAP No. 36 and in assessing whether a change is substantive under SSAP No. 103R. The Company has adopted this guidance and the adoption did not have a material impact on its financial statements.

b.	Future adoption of new accounting standards

In July 2020, the NAIC adopted modifications to SSAP No. 26R, Accounting for Bond Tender Offers, effective January 1, 2021. The modifications apply similar reporting for gains or losses due to a tender offer as previously adopted for calls. The difference between consideration and par is recognized as net investment income, while any difference between book value and par is recognized as realized gain or loss. The modifications are not expected to have a material effect on the Company’s financial statements.

In July 2020, the NAIC adopted modifications to SSAP No. 32, Preferred Stock, effective January 1, 2021. The modifications define carrying value of redeemable preferred stock as amortized cost for NAIC 1-3 designations, the lower of amortized cost or fair value for NAIC 4-6 designations, and new fair value measurement for perpetual and mandatorily convertible preferred stock. They clarify when failure to meet certain dividends or redemption payments could trigger an impairment assessment, that preferred shares issued by joint ventures are included in the scope of this guidance, and clarifies scope related to sinking fund schedules, mandatory conversions, and various other features. They also clarify fair value would be capped by any currently effective call price. The revisions would impact the Company’s current unaffiliated and affiliated perpetual preferred stock investments. The modifications are not expected to have a material effect on the Company’s financial statements.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2020
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$3	$3	$-	$3	$-
All other governments	1	1	-	1	-
States, territories and possessions	21	25	-	25	-
Political subdivisions	16	19	-	19	-
Special revenue	107	129	-	129	-
Industrial and miscellaneous	3,754	4,164	-	2,223	1,941
Parent, subsidiaries and affiliates	167	174	-	-	174
Preferred stocks	5	7	-	-	7
Common stocks - subsidiaries and affiliates	19	19	18	-	1
Common stocks - unaffiliated	5	5	-	-	5
Mortgage loans - commercial	788	827	-	-	827
Mortgage loans - residential	155	156	-	-	156
Derivatives:
Interest rate swaps	902	902	-	902	-
Options	39	39	-	39	-
Currency swaps	18	18	-	18	-
Forward contracts	1	1	-	1	-
Cash, cash equivalents and short-term investments	335	335	37	298	-
Separate account assets	1,972	1,972	1,972	-	-
Financial liabilities:
Individual annuity contracts	3,004	3,742	-	-	3,742
Supplementary contracts	63	63	-	-	63
Derivatives:
Interest rate swaps	890	890	-	890	-
Options	11	11	-	11	-
Currency swaps	23	23	-	23	-
Forward contracts	7	7	-	7	-
Financial futures	10	10	10	-	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $275 million.

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	December 31, 2019
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$4	$4	$-	$4	$-
All other governments	1	1	-	1	-
States, territories and possessions	29	32	-	32	-
Political subdivisions	18	20	-	20	-
Special revenue	115	130	-	130	-
Industrial and miscellaneous	3,439	3,708	-	1,783	1,925
Parent, subsidiaries and affiliates	204	209	-	7	202
Preferred stocks	7	9	-	-	9
Common stocks - subsidiaries and affiliates	18	18	18	-	-
Common stocks - unaffiliated	4	4	-	-	4
Mortgage loans - commercial	831	867	-	-	867
Mortgage loans - residential	102	100	-	-	100
Derivatives:
Interest rate swaps	466	466	-	466	-
Options	31	31	-	31	-
Currency swaps	36	36	-	36	-
Cash, cash equivalents and short-term investments	463	463	54	409	-
Separate account assets	1,810	1,810	1,810	-	-
Financial liabilities:
Individual annuity contracts	2,991	3,641	-	-	3,641
Supplementary contracts	81	82	-	-	82
Derivatives:
Interest rate swaps	561	561	-	561	-
Options	8	8	-	8	-
Currency swaps	4	4	-	4	-
Forward contracts	4	4	-	4	-
Financial futures	16	16	16	-	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $293 million.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as LIBOR, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

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The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2020
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$-	$2	$10	$12
Common stocks - subsidiaries and affiliates	18	-	1	19
Common stocks - unaffiliated	-	-	5	5
Derivatives:
Interest rate swaps	-	902	-	902
Options	-	39	-	39
Currency swaps	-	18	-	18
Forward contracts	-	1	-	1
Separate account assets	1,972	-	-	1,972
Total financial assets carried at fair value	$1,990	$962	$16	$2,968

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$890	$-	$890
Options	-	11	-	11
Currency swaps	-	23	-	23
Forward contracts	-	7	-	7
Financial futures	10	-	-	10
Total financial liabilities carried at fair value	$10	$931	$-	$941

For the year ended December 31, 2020, there were no significant transfers between Level 1 and Level 2.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2019
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$-	$4	$9	$13
Common stocks - subsidiaries and affiliates	18	-	-	18
Common stocks - unaffiliated	-	-	4	4
Derivatives:
Interest rate swaps	-	466	-	466
Options	-	31	-	31
Currency swaps	-	36	-	36
Separate account assets	1,810	-	-	1,810
Total financial assets carried at fair value	$1,828	$537	$13	$2,378

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$561	$-	$561
Options	-	8	-	8
Currency swaps	-	4	-	4
Forward contracts	-	4	-	4
Financial futures	16	-	-	16
Total financial liabilities carried at fair value	$16	$577	$-	$593

For the year ended December 31, 2019, there were no significant transfers between Level 1 and Level 2.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Balance as of	Gains (Losses) in Net	Losses (Gains) in					Transfers			Balance as of
	1/1/20	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/20
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$9	$-	$(1)	$-	$1	$-	$-	$-	$-	$1	$10
Parent, subsidiaries,
Common stocks - subsidiaries and affiliates	-	-	-	-	-	-	-	-	-	1	1
Common stocks - unaffiliated	4	3	(1)	-	3	-	(4)	-	-	-	5
Total financial assets	$13	$3	$(2)	$-	$4	$-	$(4)	$-	$-	$2	$16

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

	Balance as of	Gains (Losses) in Net	Losses (Gains) in					Transfers			Balance as of
	1/1/19	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/19
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$4	$-	$-	$-	$-	$-	$(1)	$-	$-	$6	$9
Parent, subsidiaries, and affiliates	6	-	-	-	-	-	-	-	-	(6)	-
Common stocks - subsidiaries
Common stocks - unaffiliated	2	1	2	-	-	-	(1)	-	-	-	4
Derivatives:
Total financial assets	$12	$1	$2	$-	$-	$-	$(2)	$-	$-	$-	$13

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2020
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$3	$-	$-	$3
All other governments	1	-	-	1
States, territories and possessions	21	4	-	25
Political subdivisions	16	3	-	19
Special revenue	107	22	-	129
Industrial and miscellaneous	3,754	427	17	4,164
Parent, subsidiaries and affiliates	167	7	-	174
Total	$4,069	$463	$17	$4,515

The December 31, 2020 gross unrealized losses exclude $4 million of losses included in the carrying value. These losses include $3 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2019
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$4	$-	$-	$4
All other governments	1	-	-	1
States, territories and possessions	29	3	-	32
Political subdivisions	18	2	-	20
Special revenue	115	15	-	130
Industrial and miscellaneous	3,439	279	10	3,708
Parent, subsidiaries and affiliates	204	5	-	209
Total	$3,810	$304	$10	$4,104

The December 31, 2019 gross unrealized losses exclude $1 million of losses included in the carrying value. These losses include $1 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2020		2019
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)

1	Aaa/Aa/A	$1,890	46%	$1,743	45%
2	Baa	1,619	40	1,528	40
3	Ba	325	8	309	8
4	B	99	2	59	2
5	Caa and lower	118	3	142	4
6	In or near default	18	1	29	1
	Total	$4,069	100%	$3,810	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December, 31
	2020				2019
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)

1	$25	96%	$88	80%	$29	100%	$104	93%
2	1	4	2	2	-	-	3	3
3	-	-	13	12	-	-	2	2
4	-	-	4	4	-	-	1	1
5	-	-	2	2	-	-	1	1
6	-	-	-	-	-	-	-	-
	$26	100%	$109	100%	$29	100%	$111	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2020 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)

Due in one year or less	$99	$101
Due after one year through five years	856	897
Due after five years through ten years	994	1,076
Due after ten years	2,120	2,441
Total	$4,069	$4,515

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Proceeds from sales	$305	$318	$332
Gross realized capital gains from sales	19	7	8
Gross realized capital losses from sales	(6)	(5)	(6)

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2020
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)

U.S. government and agencies	$-	$-	1	$-	$-	-
Special revenue	-	-	-	-	-	1
Industrial and miscellaneous	277	15	192	168	6	178
Total	$277	$15	193	$168	$6	179

The December 31, 2020 gross unrealized losses include $4 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in the industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2019
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)

U.S. government and agencies	$-	$-	-	$3	$-	1
States, territories and possessions	2	-	1	-	-	-
Special revenue	5	-	2	-	-	1
Industrial and miscellaneous	118	2	151	355	9	233
Total	$125	$2	154	$358	$9	235

The December 31, 2019 gross unrealized losses include $1 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in the industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2020 and 2019, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2020, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $265 million. Securities in an unrealized loss position for less than 12 months had a fair value of $150 million and unrealized losses of $5 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $115 million and unrealized losses of $3 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2019, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $319 million. Securities in an unrealized loss position for less than 12 months had a fair value of $64 million and unrealized losses of $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $255 million and unrealized losses of $4 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2020 or 2019, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $4 million as of December 31, 2020 and $4 million as of December 31, 2019.

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2020, RMBS had a total carrying value of $37 million and a fair value of $41 million, of which approximately 42%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $19 million and a fair value of $21 million. As of December 31, 2019, RMBS had a total carrying value of $41 million and a fair value of $45 million, of which approximately 36%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $20 million and a fair value of $22 million.

During the year ended December 31, 2020, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2020, total leveraged loans and leveraged loan CDOs had a carrying value of $792 million and a fair value of $801 million, of which approximately 75%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2019, total leveraged loans and leveraged loan CDOs had a carrying value of $768 million and a fair value of $774 million, of which approximately 76%, based on carrying value, were domestic leveraged loans and CDOs.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $109 million and fair value of $111 million as of December 31, 2020 and a carrying value of $111 million and fair value of $114 million as of December 31, 2019.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2020	2019
	(In Millions)

Carrying value	$5	$7
Gross unrealized gains	2	2
Fair value	$7	$9

As of December 31, 2020, there were no investments in preferred stocks in an unrealized loss position. As of December 31, 2019, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $2 million in 2 issuers, $2 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2y. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2020 or 2019.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $5 million as of December 31, 2020 and $7 million as of December 31, 2019.

c.	Common stocks - subsidiary and affiliates

MML Bay State primarily provides variable life and bank-owned life insurance business. It declared and paid $29 million in dividends to the Company for the year ended December 31, 2020 and $30 million in 2019. The Company did not receive a dividend from MML Bay State in 2018. A majority of MML Bay State’s capital and surplus is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $28 million of capital and surplus is available for distribution to the shareholder in 2021 without prior regulatory approval. The Company does not rely on dividends from its subsidiary to meet its operating cash flow requirements.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2020 or 2019.

30

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is certain statutory financial information for MML Bay State:

	As of and for Years Ended December 31,
	2020	2019	2018
	(In Millions)

Total revenue	$18	$23	$24
Net income	12	14	18
Assets	5,352	5,118	4,860
Liabilities	5,077	4,824	4,550
Equity	275	293	310

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2020	2019
	(In Millions)

Adjusted cost basis	$3	$2
Gross unrealized gains	2	2
Carrying value	$5	$4

As of December 31, 2020, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million from 3 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2019, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than 1 million from 4 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2y. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2020 or 2019.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $2 million as of December 31, 2020 and $3 million as of December 31, 2019.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans include seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2020 and December 31, 2019, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2020 or 2019.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2020		2019
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$788	$827	$831	$867
Total commercial mortgage loans	788	827	831	867

Residential mortgage loans:
FHA insured and VA guaranteed	129	130	91	89
Other residential loans	26	26	11	11
Total residential mortgage loans	155	156	102	100
Total mortgage loans	$943	$983	$933	$967

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2020
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$227	$424	$116	$12	$9	$788
Total commercial mortgage loans	227	424	116	12	9	788
Residential mortgage loans:
FHA insured and VA guaranteed	129	-	-	-	-	129
Other residential loans	1	23	2	-	-	26
Total residential mortgage loans	130	23	2	-	-	155
Total mortgage loans	$357	$447	$118	$12	$9	$943

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2019
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$407	$369	$43	$9	$3	$831
Total commercial mortgage loans	407	369	43	9	3	831
Residential mortgage loans:
FHA insured and VA guaranteed	91	-	-	-	-	91
Other residential loans	1	10	-	-	-	11
Total residential mortgage loans	92	10	-	-	-	102
Total mortgage loans	$499	$379	$43	$9	$3	$933

As of December 31, 2020 and 2019, the loan-to-value ratios of more than 99% of the Company’s commercial mortgage loans’ loan-to-value ratios are below 81%.

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 79% as of December 31, 2020 and 2019.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2020
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)

California	$230	51%
New York	85	53%
Illinois	81	56%
Texas	67	60%
District of Columbia	53	53%
United Kingdom	50	47%
Washington	42	53%
All Other	180	57%
Total commercial mortgage loans	$788	54%

All other consists of 21 jurisdictions, with no individual exposure exceeding $18 million.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2019
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)

California	$237	49%
New York	93	50%
Illinois	84	49%
United Kingdom	60	51%
Texas	58	56%
District of Columbia	54	51%
Washington	47	51%
All other	198	54%
Total commercial mortgage loans	$831	51%

All other consists of 22 jurisdictions, with no individual exposure exceeding $19 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2020		2019

	Low	High	Low	High

Commercial mortgage loans	1.9%	9.3%	3.3%	10.0%
Residential mortgage loans	2.9%	9.3%	3.3%	10.0%

34

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2020		2019

	Low	High	Low	High

Commercial mortgage loans	2.8%	4.5%	3.7%	6.8%
Residential mortgage loans	4.1%	5.4%	5.9%	6.1%

As of December 31, 2020, the Company had impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

The following presents a summary of the Company’s impaired mortgage loans as of December 31, 2020:

	December 31, 2020
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$5	$6	$8	$-	$-
Total	5	6	8	-	-
Total impaired commercial mortgage loans	$5	$6	$8	$-	$-

The Company did not hold any impaired mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction as of December 31, 2019.

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2020 or 2019. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $788 million as of December 31, 2020 and $831 million as of December 31, 2019.

35

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Partnerships and limited liability companies

The carrying value of partnership and limited liability companies holdings by annual statement category were:

	December 31,
	2020	2019
	(In Millions)
Joint venture interests:
Real estate	$59	$49
Common stocks	74	81
Fixed maturities/preferred stock	4	5
Other	10	10
Surplus notes	17	15
LIHTCs	-	1
Total	$164	$161

The Company’s unexpired tax credits expire within a range of less than one year to 13 years.

The Company recorded tax credits on these investments of less than $1 million for 2020 and 2019. The minimum holding period required for the Company’s LIHTC investments extends from one year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.1% for future benefits of two years to 0.9% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded less than $1 million impairment to LIHTC investments for the years ended December 31, 2020 and 2019.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2020 or 2019, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review for the years ended December 31, 2020 or 2019.

g.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps and equity options, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for FIA and variable annuity guaranteed living benefits (VAGLB).

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the MBS market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized, and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged to the counterparties was $57 million as of December 31, 2020 and $124 million as of December 31, 2019. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral was $3 million as of December 31, 2020 and $3 million as of December 31, 2019. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $34 million as of December 31, 2020 and $9 million as of December 31, 2019.

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The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2020
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$902	$6,488	$890	$4,986
Options	39	381	11	253
Currency swaps	18	205	23	308
Forward contracts	1	75	7	205
Financial futures	-	-	10	450
Total	$960	$7,149	$941	$6,202

	December 31, 2019
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$466	$6,105	$561	$5,903
Options	31	350	8	269
Currency swaps	36	397	4	123
Forward contracts	-	69	4	248
Financial futures	-	-	16	450
Total	$533	$6,921	$593	$6,993

The average fair value of outstanding derivative assets was $1,129 million for the year ended December 31, 2020 and $531 million for the year ended December 31, 2019. The average fair value of outstanding derivative liabilities was $1,026 million for the year ended December 31, 2020 and $554 million for the year ended December 31, 2019.

The company did not have notional due after one year through five years for the years ended December 31, 2020 and December 31, 2019.

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2020	2019
	(In Millions)

Open interest rate swaps in a fixed pay position	$5,273	$5,565
Open interest rate swaps in a fixed receive position	6,202	6,443
Total interest rate swaps	$11,475	$12,008

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2020
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$-	$107
Currency swaps	11	(36)
Options	(1)	6
Forward contracts	(5)	(3)
Financial futures	98	6
Total	$103	$80

	Year Ended
	December 31, 2019
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$(2)	$30
Currency swaps	1	4
Options	1	8
Forward contracts	10	(7)
Financial futures	113	(47)
Total	$123	$(12)

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2018
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$(1)	$(42)
Currency swaps	3	30
Options	(3)	(6)
Forward contracts	9	6
Financial futures	(53)	32
Total	$(45)	$20

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2020			December 31, 2019
	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(In Millions)

Gross	$960	$941	$19	$533	$593	$(60)
Due and accrued	47	126	(79)	37	108	(71)
Gross amounts offset	(816)	(816)	-	(525)	(525)	-
Net asset	191	251	(60)	45	176	(131)
Collateral posted	(249)	(305)	56	(124)	(248)	124
Net	$(58)	$(54)	$(4)	$(79)	$(72)	$(7)

h.	Repurchase agreements

The Company had no repurchase agreements as of December 31, 2020 and December 31, 2019.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Bonds	$171	$196	$196
Preferred stocks	-	1	2
Common stocks - affiliates	29	30	-
Mortgage loans	40	40	41
Policy loans	7	7	7
Partnerships and limited liability companies	8	40	33
Derivatives	33	14	21
Cash, cash equivalents and short-term investments	5	7	4
Other	(3)	9	3
Subtotal investment income	290	344	307
Amortization of the IMR	3	1	7
Investment expenses	(14)	(18)	(18)

Net investment income	$279	$327	$296

j.	Net realized capital (losses) gains

Net realized capital (losses) gains, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Bonds	$7	$(11)	$(4)
Preferred stocks	-	1	-
Common stocks - subsidiaries and affiliates	-	(1)	-
Common stocks - unaffiliated	1	1	1
Mortgage loans	(7)	-	(1)
Partnerships and limited liability companies	(1)	(3)	(1)
Derivatives	103	123	(45)
Other	1	(2)	2
Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	104	108	(48)
Net federal and state tax expense	(3)	(2)	(5)
Net realized capital gains (losses) before deferral to the IMR	101	106	(53)
Net after tax (gains) losses deferred to the IMR	(108)	(113)	54
Net realized capital (losses) gains	$(7)	$(7)	$1

The IMR liability balance was $213 million as of December 31, 2020 and $108 million as of December 31, 2019. Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Bonds	$(6)	$(12)	$(6)
Common stocks	(2)	-	-
Mortgage loans	(3)	-	-
Partnerships and LLCs	(2)	(3)	(1)
Total OTTI	$(13)	$(15)	$(7)

The Company recognized OTTI of less than $1 million for the year ended December 31, 2020 and 2019, and $1 million for the year ended December 31, 2018, on structured and loan backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

The Company utilized internally-developed models to determine less than 1% of the $6 million of bond OTTI for the year ended December 31, 2020, less than 1% of the $12 million of bond OTTI for the year ended December 31, 2019, and less than 1% of the $6 million of bond OTTI for the year ended December 31, 2018. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2y. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Federal income taxes

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law on March 27, 2020 and the Consolidated Appropriations Act (CAA), 2021 was signed into law on December 27, 2020. The CARES Act, among other things, permits net operating loss (NOL) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The CAA extends and expands certain tax provisions of the CARES Act. The CARES Act as well as the CAA did not have a material effect on the financial statements. The Company is currently evaluating modifications extending into 2021, however these modifications are not expected to have a material effect on the Company’s financial statements.

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to use the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2020
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$65	$26	$91
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	65	26	91
DTAs nonadmitted	-	(18)	(18)
Subtotal net admitted DTA	65	8	73
Total gross DTLs	(65)	(4)	(69)
Net admitted DTA(L)	$-	$4	$4

	December 31, 2019
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$88	$30	$118
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	88	30	118
DTAs nonadmitted	(24)	(19)	(43)
Subtotal net admitted DTA	64	11	75
Total gross DTLs	(37)	(8)	(45)
Net admitted DTA(L)	$27	$3	$30

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$(23)	$(4)	$(27)
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	(23)	(4)	(27)
DTAs nonadmitted	24	1	25
Subtotal net admitted DTA	1	(3)	(2)
Total gross DTLs	(28)	4	(24)
Net admitted DTA(L)	$(27)	$1	$(26)

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The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2020
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$4	$4
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	27	-	27
2. Adjusted gross DTA allowed per limitation threshold	260	-	260
Lesser of lines 1 or 2	27	-	27
Adjusted gross DTAs offset by existing DTLs	38	4	42
Total admitted DTA realized within 3 years	$65	$8	$73

	December 31, 2019
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$3	$3
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	27	-	27
2. Adjusted gross DTA allowed per limitation threshold	254	-	254
Lesser of lines 1 or 2	27	-	27
Adjusted gross DTAs offset by existing DTLs	37	8	45
Total admitted DTA realized within 3 years	$64	$11	$75

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$1	$1
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	-	-	-
2. Adjusted gross DTA allowed per limitation threshold	6	-	6
Lesser of lines 1 or 2	-	-	-
Adjusted gross DTAs offset by existing DTLs	1	(4)	(3)
Total admitted DTA realized within 3 years	$1	$(3)	$(2)

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2020	2019
	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	1,471%	1,415%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$1,732	$1,691

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2020
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	100%	92%

	December 31, 2019
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	100%	11%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	-%	81%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Federal income tax expense on operating earnings	$7	$20	$7
Total federal and foreign income tax expense on operating earnings	7	20	7
Federal income tax expense on net realized capital gains (losses)	3	2	5
Total federal and foreign income tax expense	$10	$22	$12

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2020	2019	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$17	$23	$(6)
Policy acquisition costs	30	27	3
Investment items	13	12	1
Unrealized investment losses	-	20	(20)
Nonadmitted assets	-	1	(1)
Other	5	5	-
Total ordinary DTAs	65	88	(23)
Nonadmitted DTAs	-	(24)	24
Admitted ordinary DTAs	65	64	1

Capital
Investment items	24	24	-
Unrealized investment losses	2	6	(4)
Total capital DTAs	26	30	(4)
Nonadmitted DTAs	(18)	(19)	1
Admitted capital DTAs	8	11	(3)

Admitted DTAs	73	75	(2)

DTLs:
Ordinary
Investment Items	46	26	20
Unrealized investment gains	3	-	3
Deferred and uncollected premium	1	1	-
Reserve Items	3	4	(1)
Other	11	6	5
Total ordinary DTLs	64	37	27

Capital
Unrealized investment gains	5	8	(3)
Total capital DTLs	5	8	(3)

Total DTLs	69	45	24

Net admitted DTA	$4	$30	$(26)

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Net DTA(L)	$(51)	$(22)	$(2)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	24	-	-
Change in net deferred income taxes	$(27)	$(22)	$(2)

As of December 31, 2020, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Capital and Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
	21%	21%	21%
Provision computed at statutory rate	$46	$52	$9
Investment items	(10)	(9)	(9)
Change in reserve valuation basis	1	-	(2)
Nonadmitted assets	1	-	-
Change in tax treatment of a prior year reinsurance transaction	-	-	16
Total statutory income tax expense	$38	$43	$14

Federal and foreign income tax expense	$11	$21	$12
Change in net deferred income taxes	27	22	2
Total statutory income tax expense	$38	$43	$14

The Company paid federal income taxes of $15 million in 2020, $12 million in 2019 and $31 million in 2018.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $2 million related to 2020, $3 million related to 2019, and $3 million related to 2018.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2020	$6
Gross change related to positions taken in current year	1
Balance, December 31, 2020	$7

Included in the liability for unrecognized tax benefits as of December 31, 2020 are $7 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2020 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was immaterial as of December 31, 2020 and 2019. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the 2011-2016 tax years which are currently at IRS Appeals. The IRS commenced its examination of years 2017-2018 in October 2020. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2020 and 2019, the Company did not recognize any protective deposits as admitted assets.

7.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as net of loading and reinsurance:

	December 31,
	2020		2019
	Gross	Net	Gross	Net
	(In Millions)

Ordinary renewal	$(12)	$(14)	$(13)	$(16)
Total	$(12)	$(14)	$(13)	$(16)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2p. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

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C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $381 million as of December 31, 2020 and $380 million as of December 31, 2019 for which gross premium was less than net premium.

8.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $16,500 million as of December 31, 2020 and $18,940 million as of December 31, 2019.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2020				2019
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual annuities	$3,013	3.3%	-	9.0%	$2,999	3.5%	-	9.0%
Individual universal and variable life	793	4.0%	-	4.5%	848	4.0%	-	4.5%
Individual life	94	3.5%	-	4.5%	92	3.5%	-	4.5%
Total	$3,900				$3,939

Individual life includes whole life and term insurance.

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $69 million as of December 31, 2020 and $86 million as of December 31, 2019 were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 2.5% to 3.0% as of December 31, 2020 and 0.3% to 4.0% as of December 31, 2019.

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2019	$3
Incurred guarantee benefits	1
Paid guarantee benefits	(1)
Liability as of December 31, 2019	3
Incurred guarantee benefits	(1)
Paid guarantee benefits	(1)
Liability as of December 31, 2020	$1

50

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company held deterministic reserves as of December 31, 2020 and reserves in accordance with the stochastic scenarios as of December 31, 2019.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2020			2019
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age
	($ In Millions)

GMDB	$1,656	$17	66	$1,596	$19	66

Account values of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2020	2019
	(In Millions)

Separate account	$1,301	$1,237
General account	355	359
Total	$1,656	$1,596

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2020	2019
	(In Millions)

Beginning balance	$(122)	$160
Net liability increase (decrease)	102	(282)
Ending balance	$(20)	$(122)

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C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The amounts reinsured are on a yearly renewable term or coinsurance basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $25 million.

Refer to Note14. “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2020, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $504 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Direct premium	$1,083	$1,576	$1,589
Premium ceded	(804)	(1,261)	(1,257)
Total net premium	$279	$315	$332

Ceded reinsurance recoveries	$244	$248	$265

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C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2020	2019
	(In Millions)

Reinsurance reserves ceded	$(4,471)	$(4,089)

Ceded amounts recoverable	62	58

Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2020 include $1,501 million associated with life insurance policies and $2,970 million for annuity. Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2019 include $1,649 million associated with life insurance policies and $2,440 million for annuity.

In 2020, a $3 million net loss was recorded for the termination of certain yearly renewable term life insurance treaties, representing the write-off of net receivables. $3 million increase in surplus was realized for termination of unauthorized reinsurance.

As of December 31, 2020, one reinsurer accounted for 30% of the outstanding balance of the unaffiliated reinsurance recoverables and the next largest reinsurer had 21%. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

In 2018, a $14 million net loss was recorded for the recapture of certain yearly renewable term life insurance treaties, with $6 million recorded in premium income and $20 million recorded in change in policyholder reserves.

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C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2020 are illustrated below:

Individual annuities

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$14	$-	$-	$14	-%
At book value less current surrender charge of 5% or more	3,302	-	-	3,302	45
At fair value	-	-	1,304	1,304	19
Total with market value adjustment or at fair value	3,316	-	1,304	4,620	64
At book value without adjustment (minimal or no charge or adjustment)	2,645	-	-	2,645	36
Not subject to discretionary withdrawal	22	-	-	22	-
Total	$5,983	$-	$1,304	$7,287	100%
Reinsurance ceded	2,971	-	-	2,971
Total, net of reinsurance	$3,012	$-	$1,304	$4,316
Amount included in book value without adjustment after statement date	1	-	-	1

Deposit-type contracts
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
At book value without adjustment (minimal or no charge or adjustment)	$56	$-	$-	$56	81
Not subject to discretionary withdrawal	13	-	-	13	19
Total	$69	$-	$-	$69	100%
Total, net of reinsurance	$69	$-	$-	$69

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C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2020 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,012
Liabilities for deposit-type contracts	69
Subtotal	3,081
Separate Account Annual Statement:
Annuities	1,304
Total	$4,385

b.	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

The withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2020 are illustrated below:

General Account

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans loans:
Universal Life	225	225	227
Universal Life with Secondary Guarantees	907	881	1,806
Other Permanent Cash Value Life Insurance	65	76	90
Variable Universal Life	72	72	85
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	-	-	2
Disability - Active Lives	-	-	1
Disability - Disabled Lives	-	-	19
Miscellaneous Reserves	-	-	158
Total (gross: direct + assumed)	1,269	1,254	2,388
Reinsurance Ceded	682	663	1,501
Total (net)	$587	$591	$887

Separate Account Nonguaranteed

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans loans:
Variable Universal Life	664	664	664
Not subject to discretionary withdrawal or no cash values
Total (gross: direct + assumed)	664	664	664
Total (net)	$664	$664	$664

55

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2020 is as follows:

Non
Guaranteed
(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2020	$40

Reserves at December 31, 2020:
For accounts with assets at:
Fair value	$1,969
Nonpolicy liabilities	3
Total	$1,972

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,969
Nonpolicy liabilities	3
Total	$1,972

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$40	$44	$53
Transfers from separate accounts	(162)	(197)	(187)
Net transfers from separate accounts	$(122)	$(153)	$(134)

11.	Capital and surplus

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory capital and surplus is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $174 million of capital and surplus is available for distribution to the shareholder in 2021 without prior regulatory approval. The Company declared and paid $173 million in dividends to MassMutual in 2020, and did not pay a dividend to MassMutual in 2019 or 2018.

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C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2020, 2019 and 2018. Accordingly, the Company has excluded these non-cash activities below from the Statutory Statement of Cash Flows for the years ended December 31, 2020, 2019 and 2018.

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Bond conversions and refinancing	$187	$57	$35
Assets received in-kind for bond maturity	6	-	-
Stock conversion	3	-	-
Net investment income payment in-kind bonds	1	1	-
Other	-	1	2

13.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

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C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

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C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The spread of the coronavirus, causing increased cases of COVID-19, around the world in 2020 has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources and its operations in future periods.

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by politics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

59

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2020, the Company had the following outstanding commitments:

	2021	2022	2023	2024	2025	Thereafter	Total
	(In Millions)
Private placements	$32	$84	$-	$-	$-	$1	$117
Mortgage loans	6	9	2	3	1	4	25
Partnerships and LLCs	4	1	1	5	14	38	63
Total	$43	$94	$3	$7	$15	$43	$205

14.	Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Fee income:
Recordkeeping and other services	$1	$1	$2
Fee expense:
Management and service contracts and cost-sharing arrangements	96	134	136

The Company reported less than $1 million as amounts due from affiliates as of December 31, 2020 and 2019. The Company reported $21 million as amounts due to subsidiaries and affiliates as of December 31, 2020 and $33 million as of December 31, 2019. Terms generally require settlement of these amounts within 30 to 90 days.

As of December 31, 2020, MMIH and C.M. Life, together, provided financing of $5,500 million, $5,253 million and $247 million respectively, for MassMutual Asset Finance, LLC (MMAF) that can be used to finance ongoing asset purchases. The Company provided financing of $247 million as of December 31, 2020 and $246 million as of December 31, 2019. During 2020, MMAF borrowed $94 million and repaid $88 million under the MMAF credit facility. During 2019, MMAF borrowed $114 million and repaid $120 million under the MMAF credit facility. Outstanding borrowings under the facility with the Company were $167 million as of December 31, 2020 and $196 million as of December 31, 2019. Interest for these borrowings was $4 million for the year ended December 31, 2020 and $5 million for the year ended December 31, 2019. The floating rate borrowings bear interest at a spread over the 30 day LIBOR. The fixed rate borrowings bear an interest at a spread over average life Treasuries.

Together, MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC whereby Jefferies Finance, LLC (Jefferies) borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2020, Jefferies borrowed $94 million and repaid $99 million under the credit facility. During 2019, Jefferies borrowed $45 million and repaid $40 million under the credit facility. As of December 31, 2020 there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2020

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C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2020, C.M. Life declared and paid $173 million in dividends to MassMutual.

The Company has a stop-loss agreement for life products with MassMutual under which the Company cedes claims which, in aggregate, exceed 2.05% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $83 million in 2020, $66 million in 2019 and $86 million in 2018 and it was not exceeded in any of the years. Effective December 31, 2020, the Company entered into a stop-loss agreement to transfer interest rate risk for annuity products with MassMutual. MassMutual provides maximum coverage of $100 million over the five year duration of this contract.

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

As of December 31, 2020, the net amounts due from MassMutual for the various reinsurance agreements were $27 million and as of December 31, 2019, the net amounts due from MassMutual were $19 million. These outstanding balances are due and payable with terms ranging from quarterly to annually, depending on the agreement in effect.

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Premium ceded, related to:
Stop-loss agreements	$(1)	$-	$-
Coinsurance agreements	(40)	(39)	(43)

Expense allowances on reinsurance ceded, included in fees and other income, related to:
Coinsurance agreements	8	8	14

Policyholder benefits ceded, related to:
Coinsurance agreements	74	91	128

15.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2020 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of MassMutual

C.M. Life

Berkshire Way LLC

MML Special Situations Investor LLC

Timberland Forest Holding LLC – 37% (remaining 63% owned by MassMutual Trad Private Equity LLC)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life)

MSP – SC, LLC

Insurance Road LLC

MM Copper Hill Road LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

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C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Pioneers Gate LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

MassMutual Holding LLC

MassMutual Investment Holding

MassMutual International, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

EM Opportunities LLC

MassMutual MCAM Insurance Company, Inc.

MassMutual Global Business Services India LLP

CML Global Capabilities

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

Barings Ascend LLC

MML CM LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of MassMutual Investment Holding

MML Management Corporation

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Asset Finance LLC (a subsidiary of MMC Equipment Finance LLC)

MMAF Equipment Finance LLC 2013-A

MMAF Equipment Finance LLC 2014-A

MMAF Equipment Finance LLC 2015-A

MMAF Equipment Finance LLC 2016-A

MMAF Equipment Finance LLC 2017-A

MMAF Equipment Finance LLC 2017-B

MMAF Equipment Finance LLC 2018-A

MMAF Equipment Finance LLC 2019-A

MMAF Equipment Finance LLC 2019-B

Rozier LLC

Jefferies Finance LLC – 50% (remaining 50% owned by Jefferies Group, Inc.)

(No subsidiaries)

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C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Subsequent events

Management of the Company has evaluated subsequent events through February 24, 2021, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the Statements of Financial Position.

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C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17. Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2020	$2,202,709	$-	$2,202,709	$1,981,547	$(221,162)	$1,981,547	$2,127,616
September 30, 2020	3,225,941	-	3,225,941	2,914,652	(311,289)	2,914,652	2,881,746
June 30, 2020	1,978,627	-	1,978,627	1,765,784	(212,843)	1,765,784	1,794,192
March 31, 2020	2,725,567	-	2,725,567	2,242,474	(483,093)	2,242,474	2,684,492
December 31, 2019	395,604	-	395,603	374,233	(21,371)	374,233	323,929
September 30, 2019	2,403,817	-	2,403,817	2,163,454	(240,363)	2,163,454	1,796,355
June 30, 2019	1,138,783	-	1,138,783	965,642	(173,141)	965,642	1,187,758
March 31, 2019	1,165,908	-	1,165,908	1,155,765	(10,143)	1,155,765	1,186,451
December 31, 2018	904,746	-	904,746	770,347	(134,399)	770,347	817,965
September 30, 2018	496,473	-	496,473	447,735	(48,737)	447,735	449,782
June 30, 2018	39,548	-	39,548	1,365	(38,183)	1,365	4,435
March 31, 2018	84,116	-	84,116	56,604	(27,511)	56,604	56,886
December 31, 2017	21,358	-	21,358	17,379	(3,979)	17,379	25,404
September 30, 2017	31,370	-	31,370	30,181	(1,188)	30,181	97,082
June 30, 2017	4,452,491	-	4,452,491	4,378,331	(74,160)	4,378,331	6,609,233
March 31, 2017	4,815,924	-	4,815,924	4,784,422	(31,502)	4,784,422	6,463,013
December 31, 2016	4,846,676	-	4,846,676	4,829,684	(16,992)	4,829,684	6,221,820
September 30, 2016	4,994,934	-	4,994,934	4,730,196	(264,738)	4,730,196	6,883,514
June 30, 2016	5,054,395	-	5,054,395	4,955,880	(98,515)	4,955,880	6,764,218
March 31, 2016	6,298,495	-	6,298,495	6,092,642	(205,853)	6,092,642	7,817,461
December 31, 2015	474,546	-	474,546	468,066	(6,480)	468,066	467,904
September 30, 2015	5,603,766	-	5,603,766	5,064,430	(539,336)	5,064,430	6,491,786
June 30, 2015	8,300,146	-	8,300,146	8,096,024	(204,122)	8,096,024	8,991,309
March 31, 2015	4,134,216	-	4,134,216	4,097,041	(37,175)	4,097,041	4,062,060
December 31, 2014	9,225,670	-	9,225,670	9,099,603	(126,067)	9,099,603	10,324,197
September 30, 2014	-	-	-	-	-	-	-
June 30, 2014	6,799,823	-	6,799,823	6,410,214	(389,609)	6,410,214	8,821,203
March 31, 2014	10,842,786	-	10,842,786	9,332,953	(1,509,833)	9,332,953	11,545,156
December 31, 2013	13,068,728	-	13,068,728	12,446,803	(621,925)	12,446,803	13,075,122
September 30, 2013	8,777,769	-	8,777,769	8,640,444	(137,325)	8,640,444	8,226,635
June 30, 2013	11,479,347	-	11,479,347	11,079,158	(400,190)	11,079,158	10,139,599
March 31, 2013	15,334,535	-	15,334,535	14,970,376	(364,159)	14,970,376	14,135,122
December 31, 2012	31,785,329	-	31,785,329	30,443,342	(1,341,987)	30,443,342	27,669,977
September 30, 2012	67,270,430	-	67,270,430	65,265,347	(2,005,083)	65,265,347	57,019,262
June 30, 2012	70,455,900	-	70,455,900	69,041,733	(1,414,167)	69,041,733	55,143,333
March 31, 2012	87,853,178	-	87,853,178	85,053,001	(2,800,177)	85,053,001	67,243,938
December 31, 2011	90,342,742	-	90,342,742	87,759,853	(2,582,889)	87,759,853	61,663,659
September 30, 2011	62,166,554	-	62,166,554	60,544,909	(1,621,646)	60,544,909	45,284,654
June 30, 2011	80,582,827	-	80,582,827	76,857,393	(3,725,434)	76,857,393	60,286,999
March 31, 2011	87,925,923	-	87,925,923	85,768,903	(2,157,020)	85,768,903	65,285,429
December 31, 2010	78,922,237	-	78,922,237	77,329,041	(1,593,196)	77,329,041	57,284,607
September 30, 2010	75,579,158	-	75,579,158	73,844,794	(1,734,364)	73,844,794	53,531,682
June 30, 2010	106,701,990	-	106,701,990	104,920,573	(1,781,417)	104,920,573	77,297,241
March 31, 2010	117,247,145	-	117,247,145	110,848,178	(6,398,967)	110,848,178	81,512,593
December 31, 2009	94,759,892	-	94,759,892	91,319,793	(3,440,099)	91,319,793	61,154,482
September 30, 2009	203,672,078	(2,299,537)	201,372,541	193,090,828	(8,281,714)	193,090,828	124,234,344
Totals		$(2,299,537)			$(47,833,544)

64

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2020.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$14,568	$-	$14,568	$7,033	$(7,536)	$7,033	$12,059
05535DCF9	377,210	-	377,210	370,871	(6,338)	370,871	402,819
61750FAE0	38,370	-	38,370	37,735	(636)	37,735	34,241
61750MAB1	519	-	519	500	(19)	500	505
124860CB1	136,315	-	136,315	94,190	(42,125)	94,190	113,287
2254W0NK7	14,495	-	14,495	4,314	(10,181)	4,314	17,202
45660LYW3	91,445	-	91,445	90,564	(881)	90,564	89,217
65535VRK6	39,925	-	39,925	35,226	(4,699)	35,226	38,262
125435AA5	38,147	-	38,147	37,820	(327)	37,820	39,118
36298XAA0	1,280,168	-	1,280,168	1,134,532	(145,636)	1,134,532	1,203,139
86359DME4	171,546	-	171,546	168,762	(2,784)	168,762	177,768
Totals	$2,202,709	$-	$2,202,709	$1,981,547	$(221,162)	$1,981,547	$2,127,616

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2020.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$395,158	$-	$395,158	$379,924	$(15,234)	$379,924	$366,150
61750MAB1	537	-	537	519	(18)	519	380
9393365V1	7,420	-	7,420	7,328	(92)	7,328	6,783
12669GWN7	210,883	-	210,883	198,389	(12,494)	198,389	194,272
36298XAA0	1,347,196	-	1,347,196	1,307,547	(39,649)	1,307,547	1,239,480
36298XAB8	1,257,414	-	1,257,414	1,017,564	(239,850)	1,017,564	1,064,536
74951PBT4	7,333	-	7,333	3,381	(3,952)	3,381	10,145
Totals	$3,225,941	$-	$3,225,941	$2,914,652	$(311,289)	$2,914,652	$2,881,746

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2020.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
9393365V1	$7,834	$-	$7,834	$7,719	$(116)	$7,719	$6,622
57643QAE5	534,784	-	534,784	441,679	(93,105)	441,679	574,564
74951PBT4	14,931	-	14,931	9,486	(5,445)	9,486	10,438
86359DMC8	1,421,078	-	1,421,078	1,306,900	(114,178)	1,306,900	1,202,568
Totals	$1,978,627	$-	$1,978,627	$1,765,784	$(212,843)	$1,765,784	$1,794,192

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2020.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$432,085	$-	$432,085	$410,505	$(21,580)	$410,505	$362,606
45071KDD3	77,176	-	77,176	69,653	(7,524)	69,653	67,033
65535VRK6	41,952	-	41,952	40,956	(995)	40,956	37,844
79548KXQ6	29,027	-	29,027	28,392	(635)	28,392	21,372
12669GWN7	220,746	-	220,746	216,237	(4,509)	216,237	214,278
57645LAA2	1,924,581	-	1,924,581	1,476,730	(447,851)	1,476,730	1,981,360
Totals	$2,725,567	$-	$2,725,567	$2,242,474	$(483,093)	$2,242,474	$2,684,492

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2019.

65

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DAN4	$307,738	$-	$307,738	$295,672	$(12,066)	$295,672	$254,718
65535VRK6	48,442	-	48,442	41,689	(6,753)	41,689	45,360
79548KXQ6	32,160	-	32,160	29,837	(2,323)	29,837	17,626
12669FXR9	7,263	-	7,263	7,035	(228)	7,035	6,226
Totals	$395,603	$-	$395,603	$374,233	$(21,370)	$374,233	$323,929

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2019.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
761118FM5	$340,329	$-	$340,329	$333,834	$(6,494)	$333,834	$12,112
79548KXQ6	44,492	-	44,492	43,020	(1,472)	43,020	9,462
12669GWN7	257,591	-	257,591	237,604	(19,987)	237,604	232,552
36298XAA0	1,757,853	-	1,757,853	1,547,103	(210,750)	1,547,103	1,539,100
US74951PBV94	3,553	-	3,553	1,893	(1,660)	1,893	3,130
Totals	$2,403,817	$-	$2,403,817	$2,163,454	$(240,364)	$2,163,454	$1,796,355

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2019.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$549	$-	$549	$544	$(5)	$544	$483
761118FM5	399,645	-	399,645	392,163	(7,482)	392,163	415,195
57643QAE5	738,589	-	738,589	572,935	(165,654)	572,935	772,080
Totals	$1,138,783	$-	$1,138,783	$965,642	$(173,141)	$965,642	$1,187,758

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$586	$-	$586	$548	$(38)	$548	$554
65106FAG7	12,643	-	12,643	11,714	(929)	11,714	343
22541QQR6	312	-	312	-	(312)	-	-
761118FM5	390,110	-	390,110	385,210	(4,900)	385,210	388,296
57643QAE5	755,970	-	755,970	754,768	(1,202)	754,768	790,386
US74951PBV94	6,287	-	6,287	3,525	(2,763)	3,525	6,872
Totals	$1,165,908	$-	$1,165,908	$1,155,765	$(10,144)	$1,155,765	$1,186,451

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$11,179	$-	$11,179	$959	$(10,220)	$959	$1,142
22541QQR6	5,700	-	5,700	(1,944)	(7,644)	(1,944)	-
57643QAE5	887,867	-	887,867	771,332	(116,535)	771,332	816,823
Totals	$904,746	$-	$904,746	$770,347	$(134,399)	$770,347	$817,965

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2018.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$495,404	$-	$495,404	$450,462	$(44,942)	$450,462	$449,510
07386HCP4	564	-	564	(1,633)	(2,197)	(1,633)	83

66

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

76110H4M8	504	-	504	(1,094)	(1,598)	(1,094)	189
Totals	$496,473	$-	$496,473	$447,735	$(48,737)	$447,735	$449,782

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2018.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$2,014	$-	$2,014	$579	$(1,435)	$579	$504
863579DV7	37,534	-	37,534	786	(36,748)	786	3,932
Totals	$39,548	$-	$39,548	$1,365	$(38,183)	$1,365	$4,435

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2018.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HEN7	$2,548	$-	$2,548	$136	$(2,412)	$136	$94
79548KXQ6	81,567	-	81,567	56,468	(25,099)	56,468	56,792
Totals	$84,116	$-	$84,116	$56,604	$(27,511)	$56,604	$56,886

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HCP4	$2,087	$-	$2,087	$362	$(1,726)	$362	$697
22541QQR6	4,224	-	4,224	2,480	(1,744)	2,480	3,194
2254W0NK7	15,047	-	15,047	14,538	(509)	14,538	21,513
Totals	$21,358	$-	$21,358	$17,379	$(3,979)	$17,379	$25,404

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
88157QAL2	$31,370	$-	$31,370	$30,181	$(1,188)	$30,181	$97,082

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$1,298	$-	$1,298	$684	$(614)	$684	$1,198
86358RLG0	245	-	245	191	(54)	191	2,120
88157QAL2	37,298	-	37,298	30,852	(6,447)	30,852	88,942
77277LAF4	2,501,621	-	2,501,621	2,463,055	(38,566)	2,463,055	3,813,186
77277LAH0	126,121	-	126,121	124,240	(1,881)	124,240	304,271
77277LAJ6	1,785,908	-	1,785,908	1,759,310	(26,599)	1,759,310	2,399,517
Totals	$4,452,491	$-	$4,452,491	$4,378,331	$(74,160)	$4,378,331	$6,609,233

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541QJR4	$3,126	$-	$3,126	$15	$(3,111)	$15	$1,926
45660LYW3	130,210	-	130,210	121,920	(8,290)	121,920	118,232
86358RA23	224,856	-	224,856	212,421	(12,435)	212,421	218,430
88157QAL2	39,747	-	39,747	36,416	(3,331)	36,416	89,960
77277LAF4	2,504,113	-	2,504,113	2,501,621	(2,492)	2,501,621	3,522,212

67

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

77277LAH0	126,242	-	126,242	126,121	(122)	126,121	295,836
77277LAJ6	1,787,629	-	1,787,629	1,785,908	(1,721)	1,785,908	2,216,416
Totals	$4,815,924	$-	$4,815,924	$4,784,422	$(31,502)	$4,784,422	$6,463,013

68